UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2017

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Alpha Strategy Fund

Fundamental Equity Fund

Global Core Equity Fund

Growth Leaders Fund

International Dividend Income Fund

International Equity Fund*

International Opportunities Fund

Value Opportunities Fund

For the fiscal year ended October 31, 2017
*Formerly International Core Equity Fund*

Table of Contents

1	A Letter to Shareholders

17	Investment Comparisons

28	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector

Schedules of Investments:

45	Alpha Strategy Fund

46	Fundamental Equity Fund

49	Global Core Equity Fund

56	Growth Leaders Fund

59	International Dividend Income Fund

65	International Equity Fund

72	International Opportunities Fund

80	Value Opportunities Fund

84	Statements of Assets and Liabilities

88	Statements of Operations

90	Statements of Changes in Net Assets

96	Financial Highlights

126	Notes to Financial Statements

160	Report of Independent Registered Public Accounting Firm

161	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Core Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Value Opportunities Fund

Annual Report

For the fiscal year ended October 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Lord Abbett Alpha Strategy Fund

For the fiscal year ended October 31, 2017, the Fund returned 24.55%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark Russell 2000® Index1 which returned 27.85% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 23.63% during the period while small cap stocks, as represented by the Russell 2000 Index,1 were up 27.85%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 0.50%-0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with 0.25% rate hikes at its March and June meetings to a 1%-1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 3.1%

from the third quarter of 2016 to the third quarter of 2017.

The Fund’s exposure to domestic small and mid (“smid”) and micro cap value equities detracted from relative performance, as each of these investment strategies underperformed their respective indexes, as well as the Fund’s benchmark index. Within the domestic smid cap value equity allocation, security selection in the information technology and industrials sectors detracted from performance relative to the underlying index. Similarly, stock selection in the industrials and consumer discretionary sectors in the domestic micro cap value strategy detracted from performance.

The Fund’s exposure to domestic micro cap growth equities contributed to performance, as this investment strategy outperformed its underlying index. Within this strategy, stock selection in the health care and consumer discretionary sectors contributed to the performance relative to the underlying index. Also contributing to the Fund’s relative performance was exposure to international small cap equities. Within this allocation, stock selection in the information technology and financials sectors contributed to performance.

Lord Abbett Fundamental Equity Fund

For the fiscal year ended October 31, 2017, the Fund returned 17.45%, reflecting performance at the net asset value (NAV)

of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,3 which returned 17.78% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 23.63% during the period while small cap stocks, as represented by the Russell 2000 Index®,1 were up 27.85%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 0.50%-0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with 0.25% rate hikes at its March and June meetings to a 1%-1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 3.1% from the third quarter of 2016 to the third quarter of 2017.

Despite a litany of geopolitical and environmental events, U.S. and international markets continued their steady ascent throughout 2017, propelled,

we believe, by positive economic growth and sentiment.

The Fund underperformed its index for the period. During the trailing 12-month period, the largest detractors from relative performance were the consumer discretionary and energy sectors. Within the consumer discretionary sector, shares of Limited Brands, Inc., an apparel and beauty company, dropped during the period due to mall traffic headwinds coupled with a bleak 2017 outlook. Another company affected by retailers’ shift to e-commerce was Target Corp., an operator of retail discount stores. Target saw its shares fall after the company posted conservative 2017 guidance to reflect a pause in consumer spending. Within the energy sector, shares of Occidental Petroleum Corp., an oil and gas exploration and production company, fell due to fear of suboptimal capital allocation. Specifically, investors worried that Occidental Petroleum was outspending its post-dividend cash flows to achieve production growth. Shares of Range Resources Corp., an independent natural gas, natural gas liquids and oil company, were hurt by the weakness in gas prices driven by above average winter temperatures. Shares further declined after the company posted disappointing third-quarter production guidance.

The largest contributors to relative performance during the trailing 12-month period were the industrials and the health care sectors. Within the industrials sector,

the portfolio’s holding of CSX Corp., a rail-based freight transportation company, jumped in the beginning of 2017 due to speculation that Canadian Pacific’s former CEO, Hunter Harrison, would be installed as CEO via activism. Shares of CSX continued to rise due to the expectation that Harrison’s efforts are going to drive future positive performance. Shares of General Dynamics Corp., an aerospace and defense corporation, accelerated due to an increased demand for Gulfstream jets and expectations of higher defense spending. Within the health care sector, shares of UnitedHealth Group Inc., a diversified health care company, rose from strong performance and solid growth across all business lines. Shares of Abbott Laboratories, a diversified global medical products company, advanced in the beginning of 2017 after Abbott completed its acquisition of St. Jude Medical, Inc. and gained approval by the FDA for the Assurity MRI pacemaker and Tendril MRI pacing lead. Shares continue to rise after the company expanded its implantable cardioverter defibrillator market share with the MRI compatibility of its Ellipse ICD, and when the FDA approved FreeStyle Libre Flash Glucose Monitoring system.

Lord Abbett Global Core Equity Fund

For the period from January 17, 2017 to October 31, 2017, the Fund returned 15.80%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the MSCI All Country World Index4, which returned 17.07% over the same period.

Over the period, global equity markets experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, unemployment steadily declined, corporate earnings grew, and global economic growth accelerated. Overall, European markets (as measured by the Euro Stoxx 505) rose roughly 31.0% in U.S. dollars for the period, while Japan’s Nikkei 2256 rose 28.7%.

At its December 2016 meeting, the Federal Reserve (Fed) raised interest rates for the second time since the financial crisis to a range between 0.50%-0.75%, after indicating that “the labor market has continued to strengthen and that economic activity has been expanding at a moderate pace”. The Fed continued with 0.25% rate hikes at its March and June meetings, bringing the fed funds rate to a range between 1.00%-1.25%. At its September meeting, the Fed left rates unchanged, and confirmed its 2017 and 2018 year-end fed funds rate forecasts of 1.4% and 2.1%, respectively, while lowering its 2019 outlook to 2.7%, from 2.9% at its June meeting. Additionally, the Fed indicated that in October of 2017 it would begin its much anticipated balance sheet normalization process by paring down the size of its balance sheet. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark rate unchanged at 0%, since March 2016, and at its October 2017 meeting, the ECB extended its asset purchase program at a monthly pace of €30 billion until the end of September 2018 “or beyond, if necessary”, from a previous rate of €60 billion a month. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at -0.1%, at its October 2017 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also reduced its inflation forecast to 0.8% for fiscal 2017 from the previous estimate of 1.1%.

Donald Trump’s U.S. presidential election in November 2016 coincided with the start of rising equity markets, as Trump’s “America First” policy focused on lower taxes, lower regulation, “smart trade” policy, and less government spending, fueling global growth optimism. Unemployment steadily declined in most developed countries, falling to 8.9% in the Euro area, 4.1% in the United States, 2.8% in Japan, and 3.95% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

Although volatility, as measured by the VIX index, has remained near all-time low levels for most of the year, sources of tension throughout the year have come from nuclear threats from North Korea, continued turmoil in the middle-east, populist and independence forces in Europe, and remaining uncertainty regarding “Brexit”.

During the period, the Fund’s underperformance relative to the benchmark was driven by the consumer staples and information technology sectors. Within the consumer staples sector, holdings of Kroger Co. detracted from relative performance. Shares of the supermarket and convenience store operator fell, as the company faced new competition after Amazon Inc. purchased Whole Foods Market Inc.. An underweight position in Nestle S.A. also detracted from relative performance as the company’s stock rose throughout the year. The multinational packaged food company’s stock advanced as new CEO Mark Schneider implemented a cost-saving program and set new targets for profit margins at the firm.

Within the information technology sector, an underweight position in Microsoft Corp. detracted from relative performance. The software company’s stock rose as the company reported fiscal first quarter earnings that showed revenue and margins meaningfully above consensus expectations, as well as significant growth in the company’s cloud business.

Conversely, stock selection within materials and telecom services positively contributed to relative performance. Within the materials sector, shares of Owens Illinois, Inc. contributed to performance as the company’s stock rose. The glass packaging products manufacturer reported earnings that beat both consensus expectations and company guidance throughout the year, and operating margins at the highest levels in almost 15 years. Additionally, shares of Mitsubishi Chemicals Holdings also contributed positively to performance. The Japanese basic and diversified chemicals holding company’s stock rose as the company raised its profit expectations for the first half and full year of 2017, and raised its full year dividend forecast, driven by higher chemical prices and better performance in its products segment.

Within the telecom services sector, holdings of Softbank Group Corp. contributed positively to relative performance. The Japanese telecommunication services provider benefited as the company demonstrated that it was driving rapid technological innovation around the world through its various investments and via its Vision Fund.

Lord Abbett Growth Leaders Fund

For the fiscal year ended October 31, 2017, the Fund returned 29.21%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,3 which returned 29.71% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 23.63% during the period while small cap stocks, as represented by the Russell 2000® Index,1 were up 27.85%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Fed raised its target for short-term interest rates by 0.25%, to a range of 0.50%-0.75%, and indicated that it was targeting three rate hikes in 2017. The Federal Reserve (Fed) followed with 0.25% rate hikes at its March and June meetings to a 1%-1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 3.1% from the third quarter of 2016 to the third quarter of 2017. Despite a litany of geopolitical and environmental events, U.S. and international markets continued their steady ascent throughout 2017, propelled by positive economic growth and sentiment.

Security selection in the materials and financials sectors detracted from the

Fund’s performance relative to the benchmark. Within the materials sector, Cliffs Natural Resources, Inc., an operator of a natural resources and mining company, detracted. Shares of Cliffs Natural Resources fell after the company lowered its full-year 2017 earnings guidance. This was driven by increased competition in the lower grade ores, lower iron ore prices, and a preference shift in China towards higher quality ores. Shares of United States Steel Co., a manufacturer of steel products, detracted. U.S. Steel experienced operational challenges in the first quarter of 2017, and failed to meet consensus earnings estimates, as the company took on a multi-year revitalization program.

Within the financials sector, the Fund’s position in TD Ameritrade Holdings, a brokerage services and technology-based financial services company, detracted. Shares of TD Ameritrade declined as many of its largest peers reduced their commission rates, putting downward pressure on commissions for online brokers.

An underweight within the consumer staples sector and security selection in the information technology sector were the main contributors to the Fund’s relative performance during the period. Within the consumer staples sector, shares of Constellation Brands, Inc., a producer and distributor of various alcoholic beverage products, contributed to relative performance. Shares of Constellation Brands rose as the company’s growing beer business was the primary driver of its fiscal second quarter 2018 earnings and revenues exceeding consensus estimates. The Fund also benefited from not owning Rite Aid Corporation, which is a constituent within the benchmark. Shares of Rite Aid were decimated by a multitude of adverse headlines and potential competition from Amazon in the pharmaceutical distribution industry.

Within the information technology sector, shares of Apple, Inc., a designer, manufacturer, and marketer of mobile communication, personal computing, and various other devices, contributed. Shares of Apple rose as consumers and investors awaited the launch of Apple’s latest device, the iPhone X.

Lord Abbett International Dividend Income Fund

For the fiscal year ended October 31, 2017, the Fund returned 17.68%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the MSCI All Country World ex U.S. High Dividend Yield Index with Gross Dividends8, which returned 21.37% over the same period.

Over the period, global equity markets experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, unemployment steadily declined, corporate earnings grew, and global economic growth accelerated.

Overall, European markets (as measured by the Euro Stoxx 50®5) rose roughly 31.0% in U.S. dollars for the period, while Japan’s Nikkei 2256 rose 28.68%.

At its December 2016 meeting, the Federal Reserve (Fed) raised interest rates for the second time since the financial crisis to a range between 0.50%-0.75%, after indicating that “the labor market has continued to strengthen and that economic activity has been expanding at a moderate pace”. The Fed continued with 0.25% rate hikes at its March and June meetings, bringing the fed funds rate to a range between 1.00%-1.25%. At its September meeting, the Fed left rates unchanged, and confirmed its 2017 and 2018 year-end fed funds rate forecasts of 1.4% and 2.1%, respectively, while lowering its 2019 outlook to 2.7%, from 2.9% at its June meeting. Additionally, the Fed indicated that in October of 2017 it would begin its much anticipated balance sheet normalization process by paring down the size of its balance sheet. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark rate unchanged at 0%, since March 2016, and at its October 2017 meeting, the ECB extended its asset purchase program at a monthly pace of €30 billion until the end of September 2018 “or beyond, if necessary”, from a previous rate of €60 billion a month. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at -0.1%, at its October 2017 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also reduced its inflation forecast to 0.8% for fiscal 2017 from the previous estimate of 1.1%.

Donald Trump’s U.S. presidential election in November 2016 coincided with the start of rising equity markets, as Trump’s “America First” policy focused on lower taxes, lower regulation, “smart trade” policy, and less government spending, fueling global growth optimism. Unemployment steadily declined in most developed countries, falling to 8.9% in the Euro area, 4.1% in the United States, 2.8% in Japan, and 3.95% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

Although volatility, as measured by the VIX index, has remained near all-time low levels for most of the year, sources of tension throughout the year have come from nuclear threats from North Korea, continued turmoil in the middle-east, populist and independence forces in Europe, and remaining uncertainty regarding “Brexit”.

During the period, the Fund’s underperformance relative to the benchmark was driven by its sector weightings, specifically underweights in the financials and health care sectors, and stock selection within the utilities sector. An underweight to the financials sector hurt performance as the sector advanced throughout the year. The sector benefited from rising rates in the U.S. and steady global growth. The health care sector also advanced throughout the year as shares of several pharmaceutical companies rose throughout the year on expectations that a new health care bill would not be as damaging for health care as previously feared, and on hopes for a streamlined drug approval process.

Within the utilities sector, shares of Aes Tiete Energia Sa, a Brazilian power generation company, detracted from relative performance. The company’s stock declined as power demand growth remained disappointing and power reserve levels in Brazil remained at historically high levels. Additionally, an underweight position to Snam S.p.A., operator of an Italian natural gas distribution network, also detracted from relative performance as shares rose throughout the year. The company’s growth rate improved as it implemented a more ambitious capex program in its revised strategic plan while leaving open the possibility for future buybacks and higher dividends.

Conversely, stock selection within the financials and industrials sectors contributed to relative performance. Within the financials sector, shares of Indiabulls Housing Finance, an Indian housing finance company, rose as the company benefited from significant loan growth while continuing to capitalize on the booming retail home loan segment in India. Additionally, DBS Group Holdings Ltd, a South Asia bank and financial services provider, also contributed to relative performance. The company’s stock benefitted from strong economic growth in Southeast Asia and China, where the company has a significant presence.

Within the industrials sector, shares of Air New Zealand, a provider of international and domestic air passenger and cargo transport services in the South-West Pacific contributed to relative performance as shares rose due to improvement in the utilization of its aircraft and a strong competitive position in the region. Additionally, Vinci S.A., a French construction and engineering firm, also contributed to relative performance. The company has continued to benefit from its strong position in the European road and airport segments and good visibility on future growth drivers.

Lord Abbett International Equity Fund

For the fiscal year ended October 31, 2017, the Fund returned 19.80%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the MSCI ACWI ex-U.S.A.® Index7, which returned 23.64% over the same period.

Over the period, global equity markets experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, unemployment steadily declined, corporate earnings grew, and global economic growth accelerated. Overall, European markets (as measured by the Euro Stoxx 50®5) rose roughly 31.0% in U.S. dollars for the period, while Japan’s Nikkei 2256 rose 28.68%.

At its December 2016 meeting, the Federal Reserve (Fed) raised interest rates for the second time since the financial crisis to a range between 0.50%-0.75%, after indicating that “the labor market has continued to strengthen and that economic activity has been expanding at a moderate pace”. The Fed continued with 0.25% rate hikes at its March and June meetings, bringing the fed funds rate to a range between 1.00%-1.25%. At its September meeting, the Fed left rates unchanged, and confirmed its 2017 and 2018 year-end fed funds rate forecasts of 1.4% and 2.1%, respectively, while lowering its 2019 outlook to 2.7%, from 2.9% at its June meeting. Additionally, the Fed indicated that in October of 2017 it would begin its much anticipated balance sheet normalization process by paring down the size of its balance sheet. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark rate unchanged at 0%, since March 2016, and at its October 2017 meeting, the ECB extended its asset purchase program at a monthly pace of €30 billion until the end of September 2018 “or beyond, if necessary”, from a previous rate of €60 billion a month. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at -0.1%, at its October 2017 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also reduced its inflation forecast to 0.8% for fiscal 2017 from the previous estimate of 1.1%.

Donald Trump’s U.S. presidential election in November 2016 coincided with the start of rising equity markets, as Trump’s “America First” policy focused on lower taxes, lower regulation, “smart trade” policy, and less government spending, fueling global growth optimism. Unemployment steadily declined in most developed countries, falling to 8.9% in the Euro area, 4.1% in the United States, 2.8% in Japan, and 3.95% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

Although volatility, as measured by the VIX index, has remained near all-time low levels for most of the year, sources of tension throughout the year have come from nuclear threats from North Korea, continued turmoil in the middle-east, populist and independence forces in Europe, and remaining uncertainty regarding “Brexit”.

During the period, the Fund’s underperformance relative to the benchmark was driven by sector weights, and stock selection, particularly within the consumer discretionary and information technology sectors. Within the consumer discretionary sector, an underweight position in Naspers detracted from relative performance. The South African electronic and print media holding company rose as the company benefited from strong growth in its holdings of Tencent Holdings Ltd. Additionally, shares of Subaru Corporation also detracted from relative performance. The Japanese motor vehicle manufacturer declined after it lowered its full year vehicle shipment target and reported second quarter 2017 earnings that were below market expectations and included a large increase in recall-related costs stemming from inappropriate inspections.

An underweight to the information technology sector also detracted from relative performance. The sector had the strongest performance in the index over the year as technology stocks led markets higher with generally strong balance sheets, large free cash flows, and benefits realized from expected tax changes on overseas earning.

Conversely, stock selection within the utilities and industrials sectors contributed to relative performance over the period. Within the utilities sector, shares of Enel S.p.A. contributed to relative performance. The multinational power company rose as it signaled that it was adding new renewal power generation capacity at a higher rate, which would lead to higher earnings growth in the future. RWE AG, a German electricity generator, distributor, and trader, also contributed to relative performance. The company benefited as it reported earnings that suggested that full year adjusted net income would be at the top end of the previous guidance range and that net debt was lower than market expectations.

Within the Industrials sector, shares of Vinci S.a. a French construction and engineering firm, contributed to performance. The company has continued to benefit from its strong position in the European road and airport segments and good visibility on future growth drivers.

Lord Abbett International Opportunities Fund

For the fiscal year ended October 31, 2017, the Fund returned 30.38%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,9 which returned 26.36% over the same period.

Over the period, global equity markets experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, unemployment steadily declined, corporate earnings grew, and global economic growth accelerated. Overall, European markets (as measured by the Euro Stoxx 50®5) rose roughly 31.0% in

U.S. dollars for the period, while Japan’s Nikkei 2256 rose 28.68%.

At its December 2016 meeting, the Federal Reserve (Fed) raised interest rates for the second time since the financial crisis to a range between 0.50% - 0.75%, after indicating that “the labor market has continued to strengthen and that economic activity has been expanding at a moderate pace”. The Fed continued with 0.25% rate hikes at its March and June meetings, bringing the fed funds rate to a range between 1.00%-1.25%. At its September meeting, the Fed left rates unchanged, and confirmed its 2017 and 2018 year-end fed funds rate forecasts of 1.4% and 2.1%, respectively, while lowering its 2019 outlook to 2.7%, from 2.9% at its June meeting. Additionally, the Fed indicated that in October of 2017 it would begin its much anticipated balance sheet normalization process by paring down the size of its balance sheet. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark rate unchanged at 0%, since March 2016, and at its October 2017 meeting, the ECB extended its asset purchase program at a monthly pace of €30 billion until the end of September 2018 “or beyond, if necessary”, from a previous rate of €60 billion a month. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at -0.1%, at its October 2017 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also reduced its inflation forecast to 0.8% for fiscal 2017 from the previous estimate of 1.1%.

Donald Trump’s U.S. presidential election in November 2016 coincided with the start of rising equity markets, as Trump’s “America First” policy focused on lower taxes, lower regulation, “smart trade” policy, and less government spending, fueling global growth optimism. Unemployment steadily declined in most developed countries, falling to 8.9% in the Euro area, 4.1% in the United States, 2.8% in Japan, and 3.95% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

Although volatility, as measured by the VIX index, has remained near all-time low levels for most of the year, sources of tension throughout the year have come from nuclear threats from North Korea, continued turmoil in the middle-east, populist and independence forces in Europe, and remaining uncertainty regarding “Brexit”.

Stock selection, most notably in the information technology and financials sectors, was the primary driver of relative outperformance during the period. Within the information technology sector, shares of Iqe PLC contributed to performance.

Shares of the supplier of specially designed semiconductor wafers rose after it was understood that their chips would be included in Apple’s new iPhone. In addition, Vakrangee Ltd also contributed to performance. The Indian government and corporate software developer’s stock advanced as it was able to grow revenue by expanding its retail presence in India’s underserved rural markets during the period.

Within the financials sector, shares of Man Group plc contributed to performance over the period. The global provider of alternative investment products and solutions, advanced throughout the year as the company had strong net inflows into its products and announced a new share buyback program.

Conversely, stock selection in the energy and utilities sectors detracted from relative performance. Within the energy sector, Hilong Holding Ltd detracted from relative performance. Shares of the Chinese oil field equipment and services company declined as the company missed earnings expectations despite reporting higher volumes overall, and sales were concentrated in lower margin products. In addition, holdings of Vermilion Energy Inc. also detracted from relative performance during the period. Shares of the Canadian exploration and production company declined, in part, due to concerns of delays in permitting drilling wells in the Netherlands.

Within the utilities sector, an underweight position to Uniper Se detracted from relative performance, as shares of the company rose during the year. The international power plant owner and operator benefited as a competitor built up a major stake in the company’s shares and announced its intention to potentially launch a public takeover offer.

Lord Abbett Value Opportunities Fund

For the fiscal year ended October 31, 2017, the Fund returned 16.23%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2500™ Index,10 which returned 24.68% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 23.63% during the period while small cap stocks, as represented by the Russell 2000® Index,1 were up 27.85%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 0.50%-

0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with 0.25% rate hikes at its March and June meetings to a 1% - 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 3.1% from the third quarter of 2016 to the third quarter of 2017. Despite a litany of geopolitical and environmental events, U.S. and international markets continued their steady ascent throughout 2017, propelled by positive economic growth and sentiment.

Security selection in the information technology and industrials sectors were detractors from the Fund’s relative performance during the period. Within the information technology sector, Akamai Technologies, Inc., a provider of cloud-based services, detracted. Akamai’s slowing media segment and an increasingly competitive industry environment resulted in earnings that were below consensus expectations. Shares of Synaptics, Inc., a developer and designer of unique interface product solutions, suffered as its fiscal first quarter guidance was lower than expected, due to deteriorating display driver integration demand and a weakening market for smartphones in China.

Within the industrials sector, shares of Kirby Corp., a U.S.-based barge operator, detracted as inland revenues reached their lowest level since 2010, and marine and coastal market utilization and revenues continued to be challenged.

Conversely, the Fund’s underweight in the consumer staples and real estate sectors contributed to its performance relative to the benchmark during the period. Within the consumer staples sector, shares of Pinnacle Foods, Inc., a manufacturer and distributor of branded food products, contributed as it reported solid first quarter 2017 earnings, despite a slower industry environment. Furthermore, Pinnacle Foods’ strong product pipeline fueled its solid organic sales growth and robust margin expansion throughout the period. The Fund also benefited from not owning Rite Aid Corporation, which is a constituent within the benchmark. Shares of Rite Aid declined dramatically during the period due to a multitude of adverse headlines and potential competition from Amazon in the pharmaceutical distribution industry.

Within the real estate sector, shares of QTS Realty Trust, Inc., a real estate investment trust focused on data centers, rose as it reported a significant increase in bookings for the third quarter of 2017. Additionally, QTS acquired several acres of greenfield developments in Ashburn, Virginia; Phoenix, Arizona; and Hillsboro, Oregon; which investors believe is a sign of high demand for data centers.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

2    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3    The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

4    The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

5    The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

6    The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

7    The MSCI ACWI (All Country World Index) ex U.S.A. Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Ex-U.S. Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI ACWI Ex-U.S. Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

8    The MSCI All Country World ex U.S. High Dividend Yield Index with Gross Dividends is based on MSCI ACWI ex U.S., its parent index, and includes large and mid-cap stocks across 45 Developed Markets (DM) and Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

9    The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

10    The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® Index universe of United States-based listed equities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, Global Core Equity Fund, Growth Leaders Fund, International Equity Fund and International Dividend Income Fund. Without such expense reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Category Funds Average, assuming reinvestment of all dividends and distributions. The Fund has adopted the Russell 2000® Index, a more broad-based index, as its primary benchmark index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A4	17.40%	12.37%	6.14%	–
Class B5	18.64%	12.61%	6.17%	–
Class C6	22.69%	12.86%	6.01%	–
Class F7	24.78%	13.88%	6.97%	–
Class F3[8]	–	–	–	12.89%	*
Class I9	24.90%	13.99%	7.07%	–
Class R2[7]	24.11%	13.31%	6.43%	–
Class R3[7]	24.24%	13.42%	6.55%	–
Class R4[10]	24.60%	–	–	7.16%
Class R5[10]	24.93%	–	–	7.44%
Class R6[10]	24.98%	–	–	7.45%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC-required uniform method to compute such return.

5    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8    Commenced operations and performance for the Class began on April 4, 2017. Performance is at its net asset value.

9    Performance is at net asset value.

10   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*    Since Class F3 shares have existed less than one year, average annual returns are not provided.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A3	10.65%	11.34%	6.28%	–
Class B4	11.55%	11.62%	6.34%	–
Class C5	15.63%	11.88%	6.19%	–
Class F6	17.62%	12.88%	7.14%	–
Class F3[7]	–	–	–	6.65%	*
Class I8	17.81%	13.01%	7.25%	–
Class P8	17.28%	12.50%	6.77%	–
Class R2[6]	17.07%	12.32%	6.62%	–
Class R3[6]	17.19%	12.45%	6.73%	–
Class R4[9]	17.45%	–	–	8.41%
Class R5[9]	17.73%	–	–	8.68%
Class R6[9]	17.97%	–	–	8.82%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

8    Performance is at net asset value.

9    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*    Since Class F3 shares have existed less than one year, average annual returns are not provided.

Global Core Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index with Gross Dividends and the MSCI All Country World Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

Life of Class
Class A3	9.14%*
Class C4	14.20%*
Class F5	16.00%*
Class F3[6]	12.94%*
Class I5	16.10%*
Class R2[5]	15.50%*
Class R3[5]	15.60%*
Class R4[5]	15.80%*
Class R5[5]	16.10%*
Class R6[5]	16.10%*

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on January 18, 2017.

3    Class A shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Performance is at net asset value.

6    Commenced operations and performance for the classes began on April 4, 2017. Performance is at net asset value.

*    Since shares have existed for less than one year, average annual returns are not provided.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	Life of Class
Class A3	21.77%	16.43%	12.50%
Class B4	23.30%	–	15.58%
Class C5	27.27%	16.97%	12.77%
Class F6	29.53%	18.04%	13.78%
Class F3[7]	–	–	18.74%	*
Class I6	29.57%	18.14%	13.89%
Class R2[6]	28.77%	17.56%	13.42%
Class R3[8]	28.90%	17.55%	13.37%
Class R4[8]	29.21%	–	11.76%
Class R5[8]	29.56%	–	12.08%
Class R6[8]	29.67%	–	12.16%
Class T9	–	–	4.51%	*

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3    Class A shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations and performance for the Class began on February 11, 2013. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

7    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

9    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.50% applicable to Class T shares, with all dividends and distributions reinvested for periods shown ended October 31, 2017, is calculated using the SEC required uniform method to compute such return. Class T shares commenced operations and performance for the Class began on July 28, 2017. Performance is at net asset value.

*    Since Classes F3 and T shares have existed less than one year, average annual returns are not provided.

International Dividend Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. High Dividend Yield Index with Gross Dividends and the MSCI All Country World Ex-U.S. High Dividend Yield Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Ex-U.S. High Dividend Yield Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Ex-U.S. High Dividend Yield Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	Life of Class
Class A3	10.90%	3.31%	1.24%
Class C4	15.60%	3.80%	1.19%
Class F5	17.96%	4.80%	2.13%
Class F3[6]	–	–	11.16%	*
Class I5	18.02%	4.90%	2.24%
Class R2[5]	17.17%	4.23%	1.78%
Class R3[5]	17.35%	4.35%	1.77%
Class R4[7]	17.60%	–	2.50%
Class R5[7]	17.90%	–	2.77%
Class R6[7]	17.88%	–	2.83%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on June 30, 2008.

3    Class A shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*    Since Class F3 shares have existed less than one year, average annual returns are not provided.

International Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index with Gross Dividends and the MSCI ACWI ex-USA Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI ACWI ex-USA Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI ACWI ex-USA Index. The Fund has adopted the MSCI ACWI ex-USA® Index as its primary benchmark index and therefore will remove the MSCI Europe, Australasia, Far East Index (MSCI EAFE Index) from its next annual report. The Fund believes that the MSCI ACWI ex-USA Index more closely reflects the Fund’s investment strategies than the MSCI EAFE Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A3	12.95%	4.89%	-0.65%	–
Class B4	13.93%	5.07%	-0.59%	–
Class C5	18.02%	5.44%	-0.72%	–
Class F6	20.17%	6.42%	0.19%	–
Class F3[7]	–	–	–	15.48%	*
Class I8	20.26%	6.52%	0.29%	–
Class P8	19.59%	6.00%	-0.18%	–
Class R2[6]	19.40%	5.83%	-0.19%	–
Class R3[6]	19.63%	5.95%	-0.21%	–
Class R4[9]	19.92%	–	–	4.91%
Class R5[9]	20.10%	–	–	5.14%
Class R6[9]	20.35%	–	–	5.34%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

8    Performance is at net asset value.

9    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*    Since Class F3 shares have existed less than one year, average annual returns are not provided.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A3	22.91%	11.09%	2.85%	–
Class B4	24.42%	11.33%	2.91%	–
Class C5	28.47%	11.61%	2.77%	–
Class F6	30.59%	12.62%	3.69%	–
Class F3[7]	–	–	–	21.13%	*
Class I8	30.74%	12.73%	3.79%	–
Class P8	30.12%	12.22%	3.32%	–
Class R2[6]	29.96%	12.05%	3.17%	–
Class R3[6]	30.07%	12.18%	3.32%	–
Class R4[9]	30.43%	–	–	10.22%
Class R5[9]	30.69%	–	–	10.48%
Class R6[9]	30.85%	–	–	10.66%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

8    Performance is at net asset value.

9    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*    Since Class F3 shares have existed less than one year, average annual returns are not provided.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A3	9.53%	11.95%	7.53%	–
Class B4	10.29%	12.24%	7.60%	–
Class C5	14.35%	12.50%	7.44%	–
Class F6	16.34%	13.51%	8.40%	–
Class F3[7]	–	–	–	6.91%	*
Class I8	16.51%	13.62%	8.51%	–
Class P8	15.96%	13.12%	8.03%	–
Class R2[6]	15.79%	12.94%	7.86%	–
Class R3[6]	15.94%	13.05%	7.98%	–
Class R4[9]	16.27%	–	–	6.84%
Class R5[9]	16.46%	–	–	7.09%
Class R6[9]	16.60%	–	–	7.21%
Class T10	–	–	–	1.12%	*

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

8    Performance is at net asset value.

9    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

10   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.50% applicable to Class T shares, with all dividends and distributions reinvested for periods shown ended October 31, 2017, is calculated using the SEC required uniform method to compute such return. Class T shares commenced operations and performance for the Class began on July 28, 2017. Performance is at net asset value.

*    Since Classes F3 and T shares have existed less than one year, average annual returns are not provided.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 through October 31, 2017).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/17 – 10/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	5/1/17	10/31/17	5/1/17 – 10/31/17
Class A
Actual	$1,000.00	$1,102.60	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.04	$2.19
Class B
Actual	$1,000.00	$1,098.40	$6.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class C
Actual	$1,000.00	$1,098.80	$6.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01
Class F
Actual	$1,000.00	$1,103.70	$1.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.79	$1.43
Class F3
Actual	$1,000.00	$1,104.80	$0.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.80	$0.46
Class I
Actual	$1,000.00	$1,104.00	$0.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.30	$0.92
Class R2
Actual	$1,000.00	$1,100.80	$4.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class R3
Actual	$1,000.00	$1,101.40	$3.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class R4
Actual	$1,000.00	$1,102.70	$2.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.09	$2.14
Class R5
Actual	$1,000.00	$1,104.40	$0.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.30	$0.92
Class R6
Actual	$1,000.00	$1,104.80	$0.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.75	$0.46

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.43% for Class A, 1.19% for Class B, 1.18% for Class C, 0.28% for Class F, 0.09% for Class F3, 0.18% for Class I, 0.78% for Class R2, 0.67% for Class R3, 0.42% for Class R4, 0.18% for Class R5 and 0.09% for Class R6), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect one-half year period).
#	Does not include expenses of Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2017

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. – Class I	20.20%
Lord Abbett Securities Trust-International Opportunities Fund – Class I	20.00%
Lord Abbett Securities Trust-Micro-Cap Growth Fund – Class I	9.90%
Lord Abbett Securities-Trust Micro-Cap Value Fund – Class I	9.96%
Lord Abbett Research Fund, Inc.-Small-Cap Value Fund – Class I	19.99%
Lord Abbett Securities Trust-Value Opportunities – Class I	19.95%
Total	100.00%

*	Represents percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/17	10/31/17	5/1/17 – 10/31/17
Class A
Actual	$1,000.00	$1,061.50	$4.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class B
Actual	$1,000.00	$1,057.30	$8.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.69
Class C
Actual	$1,000.00	$1,057.10	$8.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.64	$8.64
Class F
Actual	$1,000.00	$1,062.00	$4.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class F3
Actual	$1,000.00	$1,063.30	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$3.16
Class I
Actual	$1,000.00	$1,063.40	$3.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class P
Actual	$1,000.00	$1,061.00	$6.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90
Class R2
Actual	$1,000.00	$1,059.60	$6.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R3
Actual	$1,000.00	$1,060.10	$6.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
Class R4
Actual	$1,000.00	$1,060.90	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class R5
Actual	$1,000.00	$1,062.60	$3.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class R6
Actual	$1,000.00	$1,063.20	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.08	$3.16

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.71% for Class B, 1.70% for Class C, 0.80% for Class F, 0.62% for Class F3, 0.70% for Class I, 1.16% for Class P, 1.30% for Class R2, 1.20% for Class R3, 0.95% for Class R4, 0.69% for Class R5 and 0.62% for Class R6), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	4.80%
Consumer Staples	6.47%
Energy	10.17%
Financials	28.32%
Health Care	14.48%
Industrials	11.23%
Information Technology	11.67%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials	3.94%
Real Estate	1.67%
Telecommunication Services	2.20%
Utilities	3.37%
Repurchase Agreement	1.68%
Total	100.00%

Global Core Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/17	10/31/17	5/1/17 – 10/31/17
Class A
Actual	$1,000.00	$1,098.70	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,095.10	$9.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15
Class F
Actual	$1,000.00	$1,099.50	$4.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class F3
Actual	$1,000.00	$1,099.40	$3.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.40	$3.82
Class I
Actual	$1,000.00	$1,100.50	$4.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R2
Actual	$1,000.00	$1,096.90	$7.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12
Class R3
Actual	$1,000.00	$1,096.80	$6.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R4
Actual	$1,000.00	$1,098.70	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class R5
Actual	$1,000.00	$1,100.50	$4.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R6
Actual	$1,000.00	$1,100.50	$3.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.80% for Class C, 0.90% for Class F, 0.75% for Class F3, 0.80% for Class I, 1.40% for Class R2, 1.30% for Class R3, 1.05% for Class R4, 0.80% for Class R5 and 0.75% for Class R6), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	11.13%
Consumer Staples	8.28%
Energy	5.83%
Exchange Traded Fund	5.65%
Financials	18.69%
Health Care	10.17%
Industrials	9.69%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Information Technology	17.82%
Materials	4.87%
Real Estate	2.45%
Telecommunication Services	2.86%
Utilities	2.56%
Total	100.00%

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/17	10/31/17	5/1/17 – 10/31/17
Class A
Actual	$1,000.00	$1,159.70	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79
Class B
Actual	$1,000.00	$1,155.10	$9.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.69	$8.59
Class C
Actual	$1,000.00	$1,155.10	$9.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.69	$8.59
Class F
Actual	$1,000.00	$1,161.10	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class F3
Actual	$1,000.00	$1,161.20	$3.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.20	$3.06
Class I
Actual	$1,000.00	$1,160.70	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class R2
Actual	$1,000.00	$1,157.20	$7.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.56
Class R3
Actual	$1,000.00	$1,157.90	$6.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class R4
Actual	$1,000.00	$1,159.30	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79
Class R5
Actual	$1,000.00	$1,161.10	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class R6
Actual	$1,000.00	$1,161.70	$3.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class T
Actual	$1,000.00	$1,071.70	$2.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.85	$2.22

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.94% for Class A, 1.69% for Classes B and C, 0.69% for Class F, 0.60% for Class F3, 0.69% for Class I, 1.29% for Class R2, 1.19% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 0.60% for Class R6 and 0.85% for Class T), multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, F3, I, R2, R3, R4, R5 and R6), and multiplied by 95/365 (to reflect the period from July 28, 2017, commencement of operations, to October 31, 2017, for Class T).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	14.60%
Consumer Staples	3.55%
Financials	7.05%
Health Care	15.21%
Industrials	10.94%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Information Technology	45.50%
Materials	2.83%
Repurchase Agreement	0.32%
Total	100.00%

International Dividend Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/17	10/31/17	5/1/17 – 10/31/17
Class A
Actual	$1,000.00	$1,092.00	$5.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$1,087.20	$9.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.78	$9.50
Class F
Actual	$1,000.00	$1,094.00	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63
Class F3
Actual	$1,000.00	$1,094.40	$4.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.30	$3.92
Class I
Actual	$1,000.00	$1,094.30	$4.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13
Class R2
Actual	$1,000.00	$1,090.90	$7.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class R3
Actual	$1,000.00	$1,091.20	$7.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R4
Actual	$1,000.00	$1,092.40	$5.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class R5
Actual	$1,000.00	$1,093.00	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class R6
Actual	$1,000.00	$1,092.90	$4.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class C, 0.91% for Class F, 0.77% for Class F3, 0.81% for Class I, 1.47% for Class R2, 1.37% for Class R3, 1.12% for Class R4, 0.87% for Class R5 and 0.81% for Class R6), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	9.39%
Consumer Staples	8.17%
Energy	7.77%
Financials	36.58%
Health Care	6.90%
Industrials	6.71%
Information Technology	7.02%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials	5.23%
Real Estate	2.88%
Telecommunication Services	3.54%
Utilities	4.50%
Repurchase Agreement	1.31%
Total	100.00%

International Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/17	10/31/17	5/1/17 – 10/31/17
Class A
Actual	$1,000.00	$1,112.90	$5.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class B
Actual	$1,000.00	$1,108.30	$9.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.78	$9.50
Class C
Actual	$1,000.00	$1,109.20	$9.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.88	$9.40
Class F
Actual	$1,000.00	$1,114.40	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class F3
Actual	$1,000.00	$1,115.00	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.70	$3.57
Class I
Actual	$1,000.00	$1,115.20	$4.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class P
Actual	$1,000.00	$1,112.00	$7.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72
Class R2
Actual	$1,000.00	$1,111.60	$7.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class R3
Actual	$1,000.00	$1,112.20	$7.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.77
Class R4
Actual	$1,000.00	$1,113.10	$5.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60
Class R5
Actual	$1,000.00	$1,113.80	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class R6
Actual	$1,000.00	$1,115.00	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class B, 1.85% for Class C, 0.87% for Class F, 0.70% for Class F3, 0.77% for Class I, 1.32% for Class P, 1.47% for Class R2, 1.33% for Class R3, 1.10% for Class R4, 0.87% for Class R5 and 0.70% for Class R6), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	14.25%
Consumer Staples	8.13%
Energy	3.08%
Financials	21.05%
Health Care	7.09%
Industrials	16.27%
Information Technology	13.35%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials	7.12%
Real Estate	2.11%
Telecommunication Services	3.01%
Utilities	1.64%
Repurchase Agreement	2.90%
Total	100.00%

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/17	10/31/17	5/1/17 – 10/31/17
Class A
Actual	$1,000.00	$1,154.20	$ 6.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$ 6.06
Class B
Actual	$1,000.00	$1,149.90	$10.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.43	$ 9.86
Class C
Actual	$1,000.00	$1,150.10	$10.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.48	$ 9.80
Class F
Actual	$1,000.00	$1,155.00	$ 5.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$ 5.30
Class F3
Actual	$1,000.00	$1,155.90	$ 4.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.70	$ 4.53
Class I
Actual	$1,000.00	$1,155.80	$ 5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$ 4.79
Class P
Actual	$1,000.00	$1,153.50	$ 7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$ 7.12
Class R2
Actual	$1,000.00	$1,152.10	$ 8.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.44	$ 7.83
Class R3
Actual	$1,000.00	$1,153.10	$ 7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$ 7.12
Class R4
Actual	$1,000.00	$1,154.10	$ 6.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$ 6.06
Class R5
Actual	$1,000.00	$1,155.30	$ 5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$ 4.79
Class R6
Actual	$1,000.00	$1,155.90	$ 4.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$ 4.53

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.19% for Class A, 1.94% for Class B, 1.93% for Class C, 1.04% for Class F, 0.89% for Class F3, 0.94% for Class I, 1.40% for Class P, 1.54% for Class R2, 1.40% for Class R3, 1.19% for Class R4, 0.94% for Class R5 and 0.89% for Class R6), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	18.15%
Consumer Staples	5.07%
Energy	3.15%
Financials	15.92%
Health Care	5.17%
Industrials	20.70%
Information Technology	11.69%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials	7.71%
Purchased Options	0.02%
Real Estate	6.30%
Telecommunication Services	0.49%
Utilities	1.81%
Repurchase Agreement	3.82%
Total	100.00%

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/17	10/31/17	5/1/17 – 10/31/17
Class A
Actual	$1,000.00	$1,061.20	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class B
Actual	$1,000.00	$1,057.00	$9.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.58	$9.70
Class C
Actual	$1,000.00	$1,057.50	$9.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.63	$9.65
Class F
Actual	$1,000.00	$1,061.70	$5.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09
Class F3
Actual	$1,000.00	$1,063.40	$4.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.20	$4.02
Class I
Actual	$1,000.00	$1,062.50	$4.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class P
Actual	$1,000.00	$1,060.10	$7.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87
Class R2
Actual	$1,000.00	$1,059.10	$7.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	$7.63
Class R3
Actual	$1,000.00	$1,059.70	$7.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12
Class R4
Actual	$1,000.00	$1,061.80	$5.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class R5
Actual	$1,000.00	$1,062.00	$4.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class R6
Actual	$1,000.00	$1,062.80	$4.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class T
Actual	$1,000.00	$1,036.90	$2.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.33	$2.67

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.15% for Class A, 1.91% for Class B, 1.90% for Class C, 1.00% for Class F, 0.79% for Class F3, 0.90% for Class I, 1.35% for Class P, 1.50% for Class R2, 1.40% for Class R3, 1.15% for Class R4, 090% for Class R5, 0.78% for Class R6 and 1.02% for Class T), multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, F3, I, P, R2, R3, R4, R5 and R6), and multiplied by 95/365 (to reflect the period from July 28, 2017, commencement of operations, to October 31, 2017, for Class T).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	10.51%
Consumer Staples	0.58%
Energy	4.47%
Financials	17.86%
Health Care	11.28%
Industrials	15.81%
Information Technology	16.66%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials	10.59%
Real Estate	4.46%
Telecommunication Services	1.43%
Utilities	5.74%
Repurchase Agreement	0.61%
Total	100.00%

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2017

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 100.00%
Lord Abbett Developing Growth Fund, Inc. – Class I*(b)	8,944,374	$228,350
Lord Abbett Securities Trust – International Opportunities Fund – Class I(c)	10,543,812	226,059
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I*(c)	5,655,547	111,980
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I*(c)	3,081,414	112,564
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I*(c)	8,475,488	225,956
Lord Abbett Securities Trust – Value Opportunities Fund – Class I(c)	10,446,416	225,538
Total Investments in Underlying Funds (cost $995,590,789)		1,130,447
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.15%

Repurchase Agreement

Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $1,785,000 of U.S. Treasury Note at 1.25% due 1/31/2019; value: $1,785,164; proceeds: $1,747,781 (cost $1,747,775)	$1,748	$1,748
Total Investments in Securities 100.15% (cost $997,338,564)		1,132,195
Liabilities in Excess of Cash and Other Assets (0.15)%		(1,704)
Net Assets 100.00%		$1,130,491

*	Non-income producing security.
(a)	Affiliated issuers (See Note 5).
(b)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(c)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$1,130,447	$–	$–	$1,130,447
Repurchase Agreement	–	1,748	–	1,748
Total	$1,130,447	$1,748	$–	$1,132,195

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of Underlying Funds.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.

See Notes to Financial Statements.	45

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.36%

Aerospace & Defense 2.07%
General Dynamics Corp.	271,445	$55,098

Airlines 0.84%
Delta Air Lines, Inc.	446,948	22,361

Banks 16.61%
Bank of America Corp.	2,943,160	80,613
Citigroup, Inc.	1,156,057	84,970
Citizens Financial Group, Inc.	1,077,374	40,951
Comerica, Inc.	273,834	21,515
East West Bancorp, Inc.	639,933	38,294
JPMorgan Chase & Co.	1,202,843	121,018
Signature Bank*	212,251	27,595
Webster Financial Corp.	486,004	26,725
Total		441,681

Beverages 1.37%
Coca-Cola Co. (The)	349,630	16,076
PepsiCo, Inc.	184,700	20,359
Total		36,435

Building Products 2.08%
Johnson Controls International plc	931,219	38,543
Owens Corning	202,360	16,733
Total		55,276

Capital Markets 3.37%
Charles Schwab Corp. (The)	757,853	33,982
Goldman Sachs Group, Inc. (The)	95,516	23,161
Invesco Ltd.	904,493	32,372
Total		89,515

Chemicals 2.39%
DowDuPont, Inc.	877,932	63,483

Communications Equipment 1.76%
Cisco Systems, Inc.	1,369,948	46,784
Investments	Shares	Fair Value (000)
Consumer Finance 1.04%
Discover Financial Services	414,013	$27,544

Containers & Packaging 0.64%
Packaging Corp. of America	90,446	10,516
Sealed Air Corp.	146,246	6,469
Total		16,985

Diversified Telecommunication Services 2.20%
AT&T, Inc.	1,737,182	58,456

Electric: Utilities 2.60%
Duke Energy Corp.	340,922	30,107
NextEra Energy, Inc.	251,751	39,039
Total		69,146

Electrical Equipment 1.23%
AMETEK, Inc.	484,857	32,723

Electronic Equipment, Instruments & Components 1.31%
Corning, Inc.	1,112,281	34,826

Energy Equipment & Services 0.82%
Halliburton Co.	510,791	21,831

Equity Real Estate Investment Trusts 1.67%
Boston Properties, Inc.	126,617	15,343
Prologis, Inc.	449,673	29,040
Total		44,383

Food & Staples Retailing 2.34%
CVS Health Corp.	272,593	18,681
Wal-Mart Stores, Inc.	499,282	43,592
Total		62,273

Food Products 0.77%
Mondelez International, Inc. Class A	492,153	20,390

Health Care Equipment & Supplies 4.66%
Abbott Laboratories	1,174,000	63,666
Baxter International, Inc.	518,889	33,453
Boston Scientific Corp.*	948,418	26,688
Total		123,807

46	See Notes to Financial Statements.

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2017

Investments	Shares	Fair Value (000)
Health Care Providers & Services 1.79%
Aetna, Inc.	153,681	$26,130
UnitedHealth Group, Inc.	102,407	21,528
Total		47,658

Hotels, Restaurants & Leisure 1.11%
Carnival Corp.	248,565	16,502
Yum! Brands, Inc.	175,423	13,061
Total		29,563

Household Durables 0.64%
Lennar Corp. Class A	307,408	17,113

Household Products 1.30%
Clorox Co. (The)	122,125	15,452
Colgate-Palmolive Co.	271,297	19,113
Total		34,565

Industrial Conglomerates 2.13%
General Electric Co.	681,115	13,732
Honeywell International, Inc.	298,323	43,006
Total		56,738

Information Technology Services 0.80%
Fidelity National Information Services, Inc.	228,245	21,172

Insurance 7.31%
Allstate Corp. (The)	446,300	41,890
Chubb Ltd. (Switzerland)(a)	358,021	53,997
Hartford Financial Services Group, Inc. (The)	589,166	32,433
Marsh & McLennan Cos., Inc.	331,096	26,795
MetLife, Inc.	633,147	33,924
RenaissanceRe Holdings Ltd.	38,535	5,332
Total		194,371

Internet Software & Services 0.53%
Alphabet, Inc. Class A*	13,530	13,977

Life Sciences Tools & Services 1.01%
Thermo Fisher Scientific, Inc.	138,502	26,846
Investments	Shares	Fair Value (000)
Machinery 2.46%
Dover Corp.	343,919	$32,841
ITT, Inc.	307,636	14,348
PACCAR, Inc.	252,106	18,084
Total		65,273

Media 0.97%
Comcast Corp. Class A	368,698	13,284
Walt Disney Co. (The)	129,091	12,627
Total		25,911

Metals & Mining 0.91%
Reliance Steel & Aluminum Co.	316,029	24,284

Multi-Utilities 0.78%
Sempra Energy	175,732	20,649

Oil, Gas & Consumable Fuels 9.35%
Chevron Corp.	827,330	95,879
ConocoPhillips	936,100	47,881
Devon Energy Corp.	631,293	23,295
EOG Resources, Inc.	415,736	41,520
Exxon Mobil Corp.	318,276	26,528
Royal Dutch Shell plc Class A ADR	213,772	13,474
Total		248,577

Pharmaceuticals 7.03%
Allergan plc	185,676	32,907
Johnson & Johnson	660,103	92,025
Merck & Co., Inc.	562,579	30,993
Novartis AG ADR	375,223	30,986
Total		186,911

Road & Rail 0.42%
CSX Corp.	221,590	11,175

Semiconductors & Semiconductor Equipment 2.81%
Broadcom Ltd.	101,785	26,862
Intel Corp.	1,048,678	47,704
Total		74,566

See Notes to Financial Statements.	47

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2017

Investments	Shares	Fair Value (000)
Software 3.82%
Microsoft Corp.	420,500	$34,977
Oracle Corp.	1,308,600	66,608
Total		101,585

Specialty Retail 2.07%
Burlington Stores, Inc.*	228,303	21,435
Lowe’s Cos., Inc.	420,013	33,580
Total		55,015

Technology Hardware, Storage & Peripherals 0.66%
Apple, Inc.	103,512	17,498

Tobacco 0.69%
Altria Group, Inc.	125,443	8,056
Philip Morris International, Inc.	98,662	10,324
Total		18,380
Total Common Stocks (cost $2,128,052,061)		2,614,824
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.68%

Repurchase Agreement
Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $45,585,000 of Federal Home Loan Banks at 1.25% due 1/16/2019; value: $45,603,827; proceeds: $44,705,296 (cost $44,705,147)	$44,705	$44,705
Total Investments in Securities 100.04% (cost $2,172,757,208)		2,659,529
Liabilities in Excess of Other Assets (0.04)%		(1,073)
Net Assets 100.00%		$2,658,456

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,614,824	$–	$–	$2,614,824
Repurchase Agreement	–	44,705	–	44,705
Total	$2,614,824	$44,705	$–	$2,659,529

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.

48	See Notes to Financial Statements.

Schedule of Investments

GLOBAL CORE EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 100.62%

Australia 1.07%

Beverages 0.55%
Treasury Wine Estates Ltd.	2,004	$24

Metals & Mining 0.52%
Alumina Ltd.	12,826	23
Total Australia		47

Austria 0.71%

Banks
Erste Group Bank AG*	713	31

Belgium 0.48%

Beverages
Anheuser-Busch InBev SA	174	21

Canada 0.48%

Oil, Gas & Consumable Fuels
Seven Generations Energy Ltd. Class A*	1,416	21

China 2.85%

Diversified Consumer Services 0.32%
New Oriental Education & Technology Group, Inc. ADR	168	14

Hotels, Restaurants & Leisure 0.59%
Yum China Holdings, Inc.*	643	26

Internet Software & Services 1.94%
Alibaba Group Holding Ltd. ADR*	240	44
Tencent Holdings Ltd.	910	41
		85
Total China		125

Denmark 0.91%

Biotechnology 0.46%
Ascendis Pharma A/S ADR*	597	20
Investments	Shares	U.S. $ Fair Value (000)
Diversified Telecommunication Services 0.45%
TDC A/S	3,324	$20
Total Denmark		40

Finland 0.46%

Insurance
Sampo OYJ A Shares	375	20

France 2.32%

Beverages 0.48%
Remy Cointreau SA	161	21

Construction & Engineering 0.73%
Vinci SA	328	32

Electrical Equipment 0.57%
Legrand SA	344	25

Textiles, Apparel & Luxury Goods 0.54%
LVMH Moet Hennessy Louis Vuitton SE	79	24
Total France		102

Germany 2.44%

Chemicals 0.64%
BASF SE	255	28

Hotels, Restaurants & Leisure 0.41%
TUI AG	990	18

Semiconductors & Semiconductor Equipment 0.27%
Infineon Technologies AG	445	12

Software 0.39%
SAP SE	153	17

Textiles, Apparel & Luxury Goods 0.73%
adidas AG	142	32
Total Germany		107

Hong Kong 0.87%

Equity Real Estate Investment Trusts
Link REIT	4,552	38

See Notes to Financial Statements.	49

Schedule of Investments (continued)

GLOBAL CORE EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
India 1.21%

Banks
ICICI Bank Ltd. ADR	5,818	$53

Ireland 2.19%

Banks 1.39%
Allied Irish Banks plc	5,158	30
Bank of Ireland Group plc*	3,914	31
		61

Building Products 0.80%
Allegion plc	422	35
Total Ireland		96

Italy 1.87%

Banks 0.98%
UniCredit SpA*	2,245	43

Internet & Direct Marketing Retail 0.46%
Yoox Net-A-Porter Group SpA*	551	20

Textiles, Apparel & Luxury Goods 0.43%
Brunello Cucinelli SpA	565	19
Total Italy		82

Japan 4.42%

Automobiles 0.84%
Toyota Motor Corp.	607	37

Beverages 0.48%
Coca-Cola Bottlers Japan, Inc.	607	21

Machinery 1.21%
Komatsu Ltd.	1,619	53

Software 0.89%
Nintendo Co., Ltd.	101	39

Wireless Telecommunication Services 1.00%
SoftBank Group Corp.	506	44
Total Japan		194
Investments	Shares	U.S. $ Fair Value (000)
Netherlands 2.99%

Health Care Equipment & Supplies 0.96%
Koninklijke Philips NV	1,018	$42

Insurance 0.69%
ASR Nederland NV	741	30

Oil, Gas & Consumable Fuels 1.34%
Royal Dutch Shell plc B Shares	1,826	59
Total Netherlands		131

Norway 0.41%

Banks
Sparebank 1 Oestlandet*	1,674	18

Portugal 0.41%

Oil, Gas & Consumable Fuels
Galp Energia SGPS SA	956	18

South Korea 1.69%

Insurance 0.57%
ING Life Insurance Korea Ltd.†	584	25

Technology Hardware, Storage & Peripherals 1.12%
Samsung Electronics Co., Ltd.	20	49
Total South Korea		74

Spain 0.84%

Banks
Banco Bilbao Vizcaya
Argentaria SA	4,230	37

Switzerland 2.23%

Food Products 1.00%
Nestle SA Registered Shares	527	44

Insurance 0.46%
Swiss Life Holding AG Registered Shares*	57	20

50	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL CORE EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Pharmaceuticals 0.77%
Novartis AG Registered Shares	409	$34
Total Switzerland		98

Taiwan 0.77%

Electronic Equipment, Instruments & Components
Hon Hai Precision
Industry Co., Ltd.	9,104	34

United Kingdom 10.19%

Auto Components 0.62%
GKN plc	6,524	27

Banks 0.75%
Royal Bank of Scotland Group plc*	8,796	33

Capital Markets 0.87%
OM Asset Management plc	2,491	38

Insurance 2.76%
Direct Line Insurance Group plc	3,525	17
Lancashire Holdings Ltd.	2,702	27
RenaissanceRe Holdings Ltd.	206	29
Validus Holdings Ltd.	387	20
XL Group Ltd.	695	28
		121

Machinery 1.66%
Pentair plc (United Kingdom)	452	32
Weir Group plc (The)	1,586	41
		73

Multi-Utilities 0.64%
National Grid plc	2,297	28

Personal Products 0.98%
Unilever plc	756	43

Semiconductors & Semiconductor Equipment 0.43%
IQE plc*	9,791	19
Investments	Shares	U.S. $ Fair Value (000)
Tobacco 0.89%
British American Tobacco plc	599	$39

Wireless Telecommunication Services 0.59%
Vodafone Group plc	8,990	26
Total United Kingdom		447

United States 58.81%

Aerospace & Defense 1.48%
Boeing Co. (The)	102	26
General Dynamics Corp.	90	18
Lockheed Martin Corp.	66	21
		65

Banks 4.54%
Bank of America Corp.	1,274	35
Byline Bancorp, Inc.*	1,126	23
Citigroup, Inc.	388	28
Citizens Financial Group, Inc.	594	23
First Republic Bank	204	20
JPMorgan Chase & Co.	491	49
KeyCorp	1,177	21
		199

Beverages 0.98%
Coca-Cola Co. (The)	437	20
Molson Coors Brewing Co. Class B	286	23
		43

Biotechnology 2.21%
Alexion Pharmaceuticals, Inc.*	227	27
Esperion Therapeutics, Inc.*	416	19
Repligen Corp.*	577	22
Vertex Pharmaceuticals, Inc.*	201	29
		97

Capital Markets 1.37%
Charles Schwab Corp. (The)	941	42
E*TRADE Financial Corp.*	396	18
		60

See Notes to Financial Statements.	51

Schedule of Investments (continued)

GLOBAL CORE EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Chemicals 1.48%
Axalta Coating Systems Ltd.*	1,065	$35
DowDuPont, Inc.	412	30
		65

Commercial Services & Supplies 0.68%
Cintas Corp.	203	30

Construction Materials 0.59%
Eagle Materials, Inc.	248	26

Containers & Packaging 1.19%
Avery Dennison Corp.	261	28
Owens-Illinois, Inc.*	1,023	24
		52

Diversified Telecommunication Services 0.41%
AT&T, Inc.	524	18

Electric: Utilities 0.72%
Great Plains Energy, Inc.	962	32

Electrical Equipment 1.25%
AMETEK, Inc.	488	33
Rockwell Automation, Inc.	110	22
		55
Electronic Equipment, Instruments & Components 0.50%
Corning, Inc.	700	22

Energy Equipment & Services 0.39%
Halliburton Co.	395	17

Equity Real Estate Investment Trusts 1.60%
Alexandria Real Estate Equities, Inc.	183	23
American Tower Corp.	175	25
Duke Realty Corp.	779	22
		70
Investments	Shares	U.S. $ Fair Value (000)
Exchange-Traded Funds 5.68%
iShares MSCI Emerging Markets ETF	4,120	$191
iShares MSCI Japan ETF	1,000	58
		249

Food & Staples Retailing 0.64%
Kroger Co. (The)	1,362	28

Food Products 1.39%
Kraft Heinz Co. (The)	516	40
Mondelez International, Inc. Class A	514	21
		61

Health Care Equipment & Supplies 0.93%
Boston Scientific Corp.*	685	19
Intuitive Surgical, Inc.*	57	22
		41

Health Care Providers & Services 1.37%
Aetna, Inc.	223	38
UnitedHealth Group, Inc.	104	22
		60

Hotels, Restaurants & Leisure 0.57%
Starbucks Corp.	452	25

Household Durables 1.14%
Mohawk Industries, Inc.*	112	29
Newell Brands, Inc.	518	21
		50

Information Technology Services 2.17%
Cognizant Technology Solutions Corp. Class A	285	21
Euronet Worldwide, Inc.*	226	22
Global Payments, Inc.	256	27
PayPal Holdings, Inc.*	345	25
		95

52	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL CORE EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Insurance 0.82%
Allstate Corp. (The)	187	$18
Progressive Corp. (The)	375	18
		36

Internet & Direct Marketing Retail 1.53%
Amazon.com, Inc.*	61	67

Internet Software & Services 3.21%
Alphabet, Inc. Class A*	52	54
CoStar Group, Inc.*	64	19
Facebook, Inc. Class A*	241	43
IAC/InterActiveCorp.*	193	25
		141

Life Sciences Tools & Services 1.00%
Agilent Technologies, Inc.	333	23
Illumina, Inc.*	102	21
		44

Machinery 0.70%
Parker-Hannifin Corp.	168	31

Media 0.89%
CBS Corp. Class B	700	39

Metals & Mining 0.46%
Nucor Corp.	353	20

Multi-Line Retail 0.59%
Dollar General Corp.	318	26

Multi-Utilities 1.23%
SCANA Corp.	538	23
Sempra Energy	260	31
		54

Oil, Gas & Consumable Fuels 3.24%
Anadarko Petroleum Corp.	478	24
Chevron Corp.	399	46
Cimarex Energy Co.	187	22
EOG Resources, Inc.	225	22
Marathon Petroleum Corp.	472	28
		142
Investments	Shares	U.S. $ Fair Value (000)
Pharmaceuticals 2.58%
Bristol-Myers Squibb Co.	565	$35
Johnson & Johnson	316	44
Merck & Co., Inc.	611	34
		113

Road & Rail 0.64%
CSX Corp.	561	28

Semiconductors & Semiconductor Equipment 1.14%
Broadcom Ltd.	74	20
Intel Corp.	443	20
NVIDIA Corp.	49	10
		50

Software 3.01%
Microsoft Corp.	532	44
Oracle Corp.	540	27
Red Hat, Inc.*	146	18
salesforce.com, Inc.*	251	26
Ultimate Software Group, Inc. (The)*	84	17
		132
Specialty Retail 1.53%
Lowe’s Cos., Inc.	296	24
TJX Cos., Inc. (The)	370	26
Ulta Salon, Cosmetics & Fragrance, Inc.*	84	17
		67
Technology Hardware, Storage & Peripheral 2.07%
Apple, Inc.	540	91

Tobacco 0.46%
Altria Group, Inc.	309	20

Wireless Telecommunication Services 0.43%
T-Mobile US, Inc.*	320	19
Total United States		2,580

See Notes to Financial Statements.	53

Schedule of Investments (continued)

GLOBAL CORE EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Total Investments in Common Stock 100.62% (cost $4,082,656)		$4,414
Liabilities in Excess of Cash, Foreign Cash and Other Assets(a) (0.62)%		(27)
Net Assets 100.00%		$4,387

ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

Open Forward Foreign Currency Exchange Contracts at October 31, 2017:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Sell	Goldman Sachs	12/18/2017	40,000	$53,217	$53,201	$16

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	Goldman Sachs	1/11/2018	47,000	$37,650	$35,948	$(1,702)
Brazilian real	Buy	Goldman Sachs	1/22/2018	60,000	18,934	18,161	(773)
Canadian dollar	Buy	Goldman Sachs	1/25/2018	99,200	80,754	76,962	(3,792)
Japanese yen	Buy	Goldman Sachs	12/18/2017	7,746,000	71,067	68,273	(2,794)
Swiss franc	Buy	Morgan Stanley	12/4/2017	19,000	19,741	19,083	(658)
British pound	Sell	Bank of America	12/18/2017	10,000	13,287	13,300	(13)
British pound	Sell	Goldman Sachs	12/18/2017	49,000	63,811	65,171	(1,360)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(11,092)

54	See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL CORE EQUITY FUND October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$4,414	$ –	$–	$4,414
Total	$4,414	$ –	$–	$4,414
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$ – *	$–	$–
Liabilities	–	(11)	–	(11)
Total	$–	$(11)	$–	$(11)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.
*	Amount less than $1,000.
See Notes to Financial Statements.	55

Schedule of Investments

GROWTH LEADERS FUND October 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.52%

Aerospace & Defense 3.94%
Boeing Co. (The)	169,381	$43,697
General Dynamics Corp.	98,459	19,985
Raytheon Co.	247,196	44,545
Total		108,227

Automobiles 0.99%
Tesla, Inc.*	81,918	27,158

Banks 2.58%
First Republic Bank	258,571	25,185
SVB Financial Group*	208,652	45,753
Total		70,938

Beverages 2.44%
Constellation Brands, Inc. Class A	215,414	47,195
Monster Beverage Corp.*	345,733	20,028
Total		67,223

Biotechnology 5.86%
Alexion Pharmaceuticals, Inc.*	179,779	21,512
Alnylam Pharmaceuticals, Inc.*	115,077	14,021
Blueprint Medicines Corp.*	247,794	16,458
Exact Sciences Corp.*	462,133	25,413
Exelixis, Inc.*	618,571	15,334
Spark Therapeutics, Inc.*	222,544	18,004
Vertex Pharmaceuticals, Inc.*	344,352	50,355
Total		161,097

Building Products 0.72%
A.O. Smith Corp.	336,337	19,911

Capital Markets 2.98%
Charles Schwab Corp. (The)	650,746	29,179
E*TRADE Financial Corp.*	602,421	26,260
MSCI, Inc.	225,611	26,478
Total		81,917
Investments	Shares	Fair Value (000)
Chemicals 2.07%
Albemarle Corp.	213,745	$30,115
Sherwin-Williams Co. (The)	68,157	26,932
Total		57,047

Communications Equipment 1.53%
Arista Networks, Inc.*	210,370	42,051

Consumer Finance 0.05%
Qudian, Inc. ADR*	55,000	1,369

Containers & Packaging 0.75%
Avery Dennison Corp.	195,142	20,718

Diversified Consumer Services 0.65%
New Oriental Education & Technology Group, Inc. ADR	213,919	17,807

Electrical Equipment 2.71%
AMETEK, Inc.	296,769	20,029
Rockwell Automation, Inc.	271,397	54,502
Total		74,531

Electronic Equipment, Instruments & Components 3.21%
Cognex Corp.	141,008	17,365
IPG Photonics Corp.*	83,321	17,740
Trimble, Inc.*	746,731	30,526
Universal Display Corp.	154,825	22,682
Total		88,313

Food & Staples Retailing 1.10%
Wal-Mart Stores, Inc.	347,244	30,318

Health Care Equipment & Supplies 4.13%
Align Technology, Inc.*	151,022	36,091
IDEXX Laboratories, Inc.*	81,504	13,544
Intuitive Surgical, Inc.*	131,160	49,232
Penumbra, Inc.*	144,969	14,577
Total		113,444

Health Care Providers & Services 1.96%
UnitedHealth Group, Inc.	255,883	53,792

56	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2017

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 2.39%
Marriott International, Inc. Class A	136,285	$16,284
Vail Resorts, Inc.	123,820	28,357
Wynn Resorts Ltd.	143,143	21,112
Total		65,753

Information Technology Services 5.95%
Mastercard, Inc. Class A	285,122	42,418
PayPal Holdings, Inc.*	881,498	63,961
Visa, Inc. Class A	520,172	57,209
Total		163,588

Insurance 1.43%
Marsh & McLennan Cos., Inc.	232,838	18,844
Progressive Corp. (The)	422,000	20,530
Total		39,374

Internet & Direct Marketing Retail 6.44%
Amazon.com, Inc.*	130,709	144,470
Netflix, Inc.*	165,722	32,553
Total		177,023

Internet Software & Services 15.95%
2U, Inc.*	486,209	30,938
Alibaba Group Holding Ltd. ADR*	189,650	35,064
Alphabet, Inc. Class A*	117,409	121,288
Baidu, Inc. ADR*	51,337	12,523
CoStar Group, Inc.*	92,547	27,371
Facebook, Inc. Class A*	777,436	139,985
GrubHub, Inc.*	373,334	22,781
Stamps.com, Inc.*	108,781	24,410
Trade Desk, Inc. (The) Class A*	366,370	24,151
Total		438,511
Investments	Shares	Fair Value (000)
Life Sciences Tools & Services 2.63%
Agilent Technologies, Inc.	324,442	$22,072
Illumina, Inc.*	135,370	27,776
Mettler-Toledo International, Inc.*	32,789	22,383
Total		72,231

Machinery 3.55%
Caterpillar, Inc.	155,235	21,081
Fortive Corp.	451,636	32,635
Stanley Black & Decker, Inc.	271,102	43,797
Total		97,513

Media 2.31%
Live Nation Entertainment, Inc.*	915,706	40,090
Sirius XM Holdings, Inc.	4,309,797	23,445
Total		63,535

Pharmaceuticals 0.62%
Zoetis, Inc.	268,072	17,108

Semiconductors & Semiconductor Equipment 5.56%
Applied Materials, Inc.	528,573	29,827
Broadcom Ltd.	120,886	31,903
CEVA, Inc.*	272,959	13,184
Lam Research Corp.	128,228	26,744
NVIDIA Corp.	248,274	51,346
Total		153,004

Software 8.54%
Activision Blizzard, Inc.	324,720	21,266
Adobe Systems, Inc.*	193,622	33,915
Atlassian Corp. plc Class A (Australia)*(a)	499,281	24,150
HubSpot, Inc.*	162,097	14,029
Microsoft Corp.	1,359,013	113,043
salesforce.com, Inc.*	277,705	28,420
Total		234,823

See Notes to Financial Statements.	57

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2017

Investments	Shares	Fair Value (000)
Specialty Retail 1.80%
Home Depot, Inc. (The)	298,552	$49,494

Technology Hardware, Storage & Peripherals 4.68%
Apple, Inc.	762,072	128,821
Total Common Stocks
(cost $2,261,581,989)		2,736,639
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.31%

Repurchase Agreement
Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $8,390,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2020; value: $8,826,557; proceeds: $8,650,469 (cost $8,650,440)	$8,650	$8,650
Total Investments in Securities 99.83% (cost $2,270,232,429)		2,745,289
Cash and Other Assets in Excess of Liabilities 0.17%		4,589
Net Assets 100.00%		$2,749,878

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,736,639	$ –	$–	$2,736,639
Repurchase Agreement	–	8,650	–	8,650
Total	$2,736,639	$8,650	$–	$2,745,289

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.

58	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 98.16%

COMMON STOCKS 98.16%

Australia 2.11%

Capital Markets 0.99%
Macquarie Group Ltd.	136,831	$10,300

Hotels, Restaurants & Leisure 1.12%
Crown Resorts Ltd.	1,319,687	11,726
Total Australia		22,026

Austria 1.66%

Banks
Erste Group Bank AG*	404,921	17,400

Belgium 2.08%

Air Freight & Logistics 0.99%
bpost SA	369,271	10,416

Beverages 1.09%
Anheuser-Busch InBev SA	92,985	11,378
Total Belgium		21,794

Brazil 2.78%

Electric: Utilities 0.94%
Transmissora Alianca de Energia Eletrica SA Unit	1,566,800	9,818

Household Durables 1.14%
MRV Engenharia e Participacoes SA	3,090,000	11,949

Media 0.70%
Multiplus SA	632,100	7,343
Total Brazil		29,110

Canada 5.63%

Banks 3.03%
Bank of Nova Scotia (The)	285,100	18,404
Royal Bank of Canada	169,500	13,253
		31,657
Investments	Shares	U.S. $ Fair Value (000)
Oil, Gas & Consumable Fuels 2.60%
Pembina Pipeline Corp.	501,900	$16,593
Seven Generations Energy Ltd. Class A*	346,200	5,227
Whitecap Resources, Inc.	757,900	5,440
		27,260
Total Canada		58,917

China 3.92%

Banks
Bank of China Ltd. H Shares	61,909,000	30,870
China Merchants Bank Co., Ltd. H Shares	2,656,500	10,130
Total China		41,000

Denmark 0.72%

Diversified Telecommunication Services
TDC A/S	1,268,357	7,499

Finland 1.16%

Insurance
Sampo OYJ A Shares	231,894	12,150

France 8.61%

Automobiles 1.52%
Renault SA	160,146	15,883

Banks 1.23%
BNP Paribas SA	164,321	12,832

Construction & Engineering 1.56%
Vinci SA	167,207	16,371

Insurance 1.43%
AXA SA	495,483	14,966

Multi-Utilities 1.13%
Suez	672,876	11,835

Pharmaceuticals 1.74%
Sanofi	191,681	18,150
Total France		90,037

See Notes to Financial Statements.	59

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Germany 8.55%

Chemicals 1.77%
BASF SE	169,201	$18,503

Hotels, Restaurants & Leisure 1.39%
TUI AG	804,247	14,527

Industrial Conglomerates 0.81%
Siemens AG Registered Shares	59,411	8,533

Insurance 3.78%
Allianz SE Registered Shares	169,175	39,495

Real Estate Management & Development 0.80%
Aroundtown SA	1,188,589	8,349
Total Germany		89,407

Hong Kong 3.80%

Commercial Services & Supplies 1.23%
China Everbright International Ltd.	9,137,000	12,883

Communications Equipment 0.75%
VTech Holdings Ltd.	554,900	7,888

Equity Real Estate Investment Trusts 1.03%
Link REIT	1,279,500	10,751

Real Estate Management & Development 0.79%
Hysan Development Co., Ltd.	1,700,000	8,215
Total Hong Kong		39,737

India 0.93%

Thrifts & Mortgage Finance
Indiabulls Housing Finance Ltd.	507,869	9,755

Indonesia 1.42%

Banks
PT Bank Negara Indonesia (Persero) Tbk	26,510,900	14,856
Investments	Shares	U.S. $ Fair Value (000)
Ireland 0.87%

Banks
Allied Irish Banks plc	1,534,507	$9,070

Italy 0.75%

Banks
UniCredit SpA*	410,731	7,861

Japan 1.81%

Automobiles 0.76%
Nissan Motor Co., Ltd.	821,900	7,940

Banks 1.05%
Sumitomo Mitsui Financial Group, Inc.	276,600	10,988
Total Japan		18,928

Macau 1.71%

Hotels, Restaurants & Leisure
Sands China Ltd.	1,849,200	8,711
Wynn Macau Ltd.	3,566,000	9,142
Total Macau		17,853

Mexico 0.50%

Banks
Grupo Financiero Banorte SAB de CV	879,016	5,217

Netherlands 5.38%

Health Care Equipment & Supplies 1.28%
Koninklijke Philips NV	329,220	13,405

Insurance 1.76%
ASR Nederland NV	447,824	18,362

Oil, Gas & Consumable Fuels 2.34%
Royal Dutch Shell plc Class A ADR	387,916	24,450
Total Netherlands		56,217

60	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
New Zealand 2.07%

Airlines 0.44%
Air New Zealand Ltd.	2,026,127	$4,576

Diversified Telecommunication Services 1.63%
Spark New Zealand Ltd.	6,787,800	17,093
Total New Zealand		21,669

Norway 0.44%

Banks
Sparebank 1 Oestlandet*	423,862	4,605

Russia 2.65%

Banks 1.31%
Sberbank of Russia PJSC ADR	951,213	13,650

Oil, Gas & Consumable Fuels 1.34%
Lukoil PJSC ADR	264,446	14,042
Total Russia		27,692

Singapore 1.61%

Banks
DBS Group Holdings Ltd.	1,007,400	16,836

South Africa 0.69%

Banks
Barclays Africa Group Ltd.	730,455	7,240

South Korea 2.50%

Insurance 1.23%
ING Life Insurance Korea Ltd.†	299,964	12,852

Technology Hardware, Storage & Peripherals 1.27%
Samsung Electronics Co., Ltd.	5,403	13,281
Total South Korea		26,133
Investments	Shares	U.S. $ Fair Value (000)
Spain 3.87%

Banks 1.11%
Banco Bilbao Vizcaya Argentaria SA	1,321,323	$11,564

Electric: Utilities 1.32%
Red Electrica Corp. SA	625,375	13,848

Oil, Gas & Consumable Fuels 1.44%
Enagas SA	521,033	15,009
Total Spain		40,421

Sweden 0.92%

Commercial Services & Supplies
Loomis AB Class B	239,838	9,623

Switzerland 2.50%

Food Products 1.26%
Nestle SA Registered Shares	156,837	13,190

Pharmaceuticals 1.24%
Roche Holding AG	55,839	12,901
Total Switzerland		26,091

Taiwan 4.96%

Electronic Equipment, Instruments & Components 2.47%
Hon Hai Precision Industry Co., Ltd.	6,949,000	25,806

Semiconductors & Semiconductor Equipment 2.49%
Advanced Semiconductor Engineering, Inc.	11,980,000	14,439
Taiwan Semiconductor Manufacturing Co., Ltd.	1,436,000	11,570
		26,009
Total Taiwan		51,815

Thailand 0.26%

Real Estate Management & Development
Pruksa Holding PCL	3,534,000	2,686

See Notes to Financial Statements.	61

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom 21.30%

Banks 0.98%
HSBC Holdings plc	1,055,229	$10,291

Beverages 0.84%
Coca-Cola European Partners plc	213,610	8,762

Capital Markets 0.99%
Jupiter Fund Management plc	1,314,023	10,375

Household Durables 1.00%
Berkeley Group Holdings plc	209,738	10,421

Insurance 3.55%
Direct Line Insurance Group plc	2,780,669	13,727
Lancashire Holdings Ltd.	1,093,888	10,918
Prudential plc	508,502	12,508
		37,153

Machinery 0.71%
Weir Group plc (The)	285,803	7,414

Metals & Mining 3.43%
Anglo American plc	735,523	13,872
Rio Tinto plc ADR	458,734	21,987
		35,859

Multi-Utilities 1.09%
National Grid plc	942,709	11,344

Personal Products 1.31%
Unilever NV CVA	235,434	13,686

Pharmaceuticals 2.61%
AstraZeneca plc	315,756	21,103
GlaxoSmithKline plc	343,081	6,186
		27,289

Tobacco 3.63%
British American Tobacco plc	465,724	30,130
Imperial Brands plc	192,135	7,835
		37,965
Investments	Shares	U.S. $ Fair Value (000)
Wireless Telecommunication Services 1.16%
Vodafone Group plc	4,251,437	$12,174
Total United Kingdom		222,733
Total Common Stocks (cost $911,625,623)		1,026,378

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.30%

Repurchase Agreement
Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $13,950,000 of Federal Home Loan Mortgage Corp. at 1.25% due 10/2/2019; value: $13,864,445; proceeds: $13,590,338 (cost $13,590,292)	$13,590	13,590
Total Investments in Securities 99.46% (cost $925,215,915)		1,039,968
Foreign Cash and Other Assets in Excess of Liabilities(a) 0.54%		5,668
Net Assets 100.00%		$1,045,636

ADR	American Depositary Receipt.
CVA	Company Voluntary Arrangement
Unit	More than one class of securities traded together.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

62	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2017

Open Forward Foreign Currency Exchange Contracts at October 31, 2017:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Sell	Deutsche Bank AG	2/6/2018	2,400,000	$3,201,756	$3,197,363	$4,393
euro	Sell	State Street Bank and Trust	2/20/2018	35,000,000	41,384,980	41,037,650	347,330
euro	Sell	State Street Bank and Trust	2/20/2018	35,400,000	41,853,880	41,506,652	347,228
New Zealand dollar	Sell	State Street Bank and Trust	11/30/2017	31,000,000	23,241,506	21,202,393	2,039,113
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$2,738,064

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	Citibank	2/6/2018	3,400,000	$2,638,495	$2,600,025	$(38,470)
Australian dollar	Buy	J.P. Morgan	2/6/2018	5,434,000	4,279,072	4,155,452	(123,620)
Australian dollar	Buy	Standard Chartered Bank	2/6/2018	4,000,000	3,138,261	3,058,853	(79,408)
Australian dollar	Buy	State Street Bank and Trust	2/6/2018	21,600,000	16,933,591	16,517,806	(415,785)
Canadian dollar	Buy	J.P. Morgan	2/6/2018	87,900,000	70,500,007	68,203,396	(2,296,611)
Canadian dollar	Buy	State Street Bank and Trust	2/6/2018	5,238,000	4,249,967	4,064,271	(185,696)
Canadian dollar	Buy	State Street Bank and Trust	2/6/2018	3,230,000	2,621,296	2,506,223	(115,073)
Canadian dollar	Buy	State Street Bank and Trust	2/6/2018	3,260,000	2,624,866	2,529,500	(95,366)
Japanese yen	Buy	State Street Bank and Trust	2/23/2018	471,500,000	4,216,301	4,171,493	(44,808)
New Zealand dollar	Buy	J.P. Morgan	11/30/2017	4,363,000	3,143,667	2,984,066	(159,601)
South African rand	Buy	Barclays Bank plc	12/4/2017	160,000,000	11,845,376	11,253,816	(591,560)
South African rand	Buy	Standard Chartered Bank	12/4/2017	71,000,000	5,253,129	4,993,881	(259,248)
British pound	Sell	Goldman Sachs	2/6/2018	3,220,000	4,242,866	4,289,795	(46,929)
British pound	Sell	Standard Chartered Bank	2/6/2018	12,000,000	15,980,796	15,986,814	(6,018)
South Korean won	Sell	Bank of America	2/20/2018	18,200,000,000	16,096,651	16,288,270	(191,619)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(4,649,812)

See Notes to Financial Statements.	63

Schedule of Investments (concluded)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,026,378	$–	$–	$1,026,378
Repurchase Agreement	–	13,590	–	13,590
Total	$1,026,378	$13,590	$–	$1,039,968
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$2,738	$–	$2,738
Liabilities	–	(4,650)	–	(4,650)
Total	$–	$(1,912)	$–	$(1,912)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.

64	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 96.46%

Australia 2.05%

Airlines 0.72%
Qantas Airways Ltd.	992,835	$4,673

Beverages 0.62%
Treasury Wine Estates Ltd.	336,286	4,028

Metals & Mining 0.71%
BHP Billiton Ltd.	225,552	4,582
Total Australia		13,283

Austria 1.34%

Banks
Erste Group Bank AG*	202,331	8,694

Belgium 1.04%

Beverages
Anheuser-Busch InBev SA	55,258	6,762

Brazil 0.88%

Health Care Providers & Services
Qualicorp SA	531,600	5,688

Canada 0.28%

Oil, Gas & Consumable Fuels
Seven Generations Energy Ltd. Class A*	118,000	1,782

China 2.50%

Consumer Finance 0.23%
Qudian, Inc. ADR*	58,698	1,462

Internet Software & Services 2.27%
Alibaba Group Holding Ltd. ADR*	37,288	6,894
China Literature Ltd.*†	94	1	(a)
Tencent Holdings Ltd.	174,300	7,815
		14,710
Total China		16,172
Investments	Shares	U.S. $ Fair Value (000)
Denmark 2.64%

Banks 0.93%
Danske Bank A/S	158,165	$6,034

Diversified Telecommunication Services 1.00%
TDC A/S	1,091,435	6,453

Pharmaceuticals 0.71%
Novo Nordisk A/S Class B	92,931	4,623
Total Denmark		17,110

Finland 0.96%

Insurance
Sampo OYJ A Shares	118,589	6,213

France 7.53%

Auto Components 1.18%
Valeo SA	112,510	7,614

Beverages 1.32%
Remy Cointreau SA	65,907	8,560

Construction & Engineering 1.41%
Vinci SA	93,018	9,107

Information Technology Services 0.75%
Atos SE	31,036	4,823

Machinery 1.35%
Alstom SA	216,363	8,755

Oil, Gas & Consumable Fuels 0.51%
Total SA	59,433	3,314

Pharmaceuticals 0.47%
Sanofi	32,311	3,060

Textiles, Apparel & Luxury Goods 0.54%
LVMH Moet Hennessy Louis Vuitton SE	11,751	3,506
Total France		48,739

See Notes to Financial Statements.	65

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Germany 11.15%

Hotels, Restaurants & Leisure 1.09%
TUI AG	392,227	$7,085

Industrial Conglomerates 0.66%
Rheinmetall AG	35,987	4,274

Insurance 1.63%
Allianz SE Registered Shares	45,236	10,561

Life Sciences Tools & Services 0.90%
MorphoSys AG*	67,462	5,855

Pharmaceuticals 1.05%
Bayer AG Registered Shares	52,137	6,782

Real Estate Management & Development 2.10%
Aroundtown SA	981,534	6,894
PATRIZIA Immobilien AG*	315,624	6,686
		13,580

Semiconductors & Semiconductor Equipment 1.27%
Infineon Technologies AG	295,935	8,185

Software 1.02%
SAP SE	57,604	6,582

Textiles, Apparel & Luxury Goods 1.43%
adidas AG	41,709	9,283
Total Germany		72,187

Hong Kong 2.87%

Household Durables 1.24%
Techtronic Industries Co., Ltd.	1,374,000	8,058

Industrial Conglomerates 0.48%
Jardine Strategic Holdings Ltd.	73,400	3,078

Insurance 0.50%
AIA Group Ltd.	428,800	3,226
Investments	Shares	U.S. $ Fair Value (000)
Paper & Forest Products 0.65%
Nine Dragons Paper Holdings Ltd.	2,294,000	$4,211
Total Hong Kong		18,573

India 2.04%

Banks 1.26%
ICICI Bank Ltd. ADR	890,987	8,152

Information Technology Services 0.78%
Vakrangee Ltd.	580,314	5,038
Total India		13,190

Indonesia 1.24%

Banks
Bank Rakyat Indonesia Persero Tbk PT	4,252,700	4,891
Bank Tabungan Negara Persero Tbk PT	15,340,300	3,122
		8,013
Total Indonesia		8,013

Ireland 1.01%

Banks
Allied Irish Banks plc	552,343	3,264
Bank of Ireland Group plc*	417,195	3,270
Total Ireland		6,534

Israel 0.65%

Semiconductors & Semiconductor Equipment
Tower Semiconductor Ltd.*	127,843	4,226

Italy 4.93%

Banks 0.93%
UniCredit SpA*	314,422	6,017

Diversified Financial Services 0.71%
doBank SpA*†	289,628	4,605

Electric: Utilities 1.63%
Enel SpA	1,701,930	10,557

66	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Electrical Equipment 1.08%
Prysmian SpA	203,042	$7,001

Internet & Direct Marketing Retail 0.58%
Yoox Net-A-Porter Group SpA*	99,034	3,703
Total Italy		31,883

Japan 17.30%

Automobiles 1.51%
Honda Motor Co., Ltd.	316,100	9,794

Building Products 1.05%
Daikin Industries Ltd.	61,900	6,789

Chemicals 3.09%
Asahi Kasei Corp.	358,486	4,316
Mitsubishi Chemical Holdings Corp.	704,900	7,300
Mitsubishi Gas Chemical Co., Inc.	346,000	8,395
		20,011

Construction & Engineering 1.17%
Obayashi Corp.	328,700	4,278
Taisei Corp.	59,800	3,298
		7,576

Distributors 0.54%
PALTAC Corp.	88,600	3,503

Diversified Financial Services 1.03%
ORIX Corp.	390,300	6,654

Household Durables 0.78%
Sony Corp.	129,600	5,030

Machinery 3.10%
DMG Mori Co., Ltd.	330,300	6,583
Komatsu Ltd.	228,000	7,413
Makino Milling Machine Co., Ltd.	653,000	6,099
		20,095
Investments	Shares	U.S. $ Fair Value (000)
Professional Services 0.76%
Recruit Holdings Co., Ltd.	202,100	$4,934

Software 1.57%
Nintendo Co., Ltd.	26,300	10,131

Specialty Retail 0.80%
Bic Camera, Inc.	422,000	5,166

Trading Companies & Distributors 0.91%
Mitsubishi Corp.	253,600	5,907

Wireless Telecommunication Services 0.99%
SoftBank Group Corp.	73,300	6,412
Total Japan		112,002

Luxembourg 1.70%

Metals & Mining 1.14%
Ternium SA ADR	237,352	7,361

Multi-Line Retail 0.56%
B&M European Value Retail SA	689,871	3,640
Total Luxembourg		11,001

Mexico 0.79%

Banks
Grupo Financiero Banorte SAB de CV	858,800	5,097

Morocco 1.01%

Hotels, Restaurants & Leisure
Wynn Macau Ltd.	2,537,200	6,504

Netherlands 5.28%

Banks 0.99%
ING Groep NV	346,063	6,393

Health Care Equipment & Supplies 1.38%
Koninklijke Philips NV	218,543	8,899

Insurance 1.26%
ASR Nederland NV	198,992	8,159

See Notes to Financial Statements.	67

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Oil, Gas & Consumable Fuels 1.14%
Royal Dutch Shell plc B Shares	229,258	$7,373

Semiconductors & Semiconductor Equipment 0.51%
ASML Holding NV	18,468	3,330
Total Netherlands		34,154

Norway 0.82%

Banks 0.31%
Sparebank 1 Oestlandet*	182,414	1,982

Metals & Mining 0.51%
Norsk Hydro ASA	428,006	3,309
Total Norway		5,291

Philippines 0.96%

Banks
Metropolitan Bank & Trust Co.	3,704,950	6,217

Poland 1.01%

Banks
Powszechna Kasa Oszczednosci Bank Polski SA*	617,058	6,569

South Korea 3.19%

Auto Components 0.75%
Mando Corp.	16,737	4,878

Insurance 0.63%
ING Life Insurance Korea Ltd.†	94,820	4,062

Technology Hardware, Storage & Peripherals 1.81%
Samsung Electronics Co., Ltd.	4,749	11,674
Total South Korea		20,614
Investments	Shares	U.S. $ Fair Value (000)
Spain 2.15%

Banks 1.02%
Banco Bilbao Vizcaya Argentaria SA	749,466	$6,559

Oil, Gas & Consumable Fuels 1.13%
Repsol SA	390,940	7,325
Total Spain		13,884

Sweden 2.52%

Commercial Services & Supplies 1.24%
Loomis AB Class B	200,604	8,049

Machinery 1.28%
Volvo AB B Shares	416,912	8,262
Total Sweden		16,311

Switzerland 4.36%

Food Products 1.48%
Nestle SA Registered Shares	113,998	9,587

Insurance 1.23%
Swiss Life Holding AG Registered Shares*	22,891	7,957

Pharmaceuticals 1.65%
Novartis AG Registered Shares	67,132	5,531
Roche Holding AG	22,398	5,175
		10,706
Total Switzerland		28,250

Taiwan 1.94%

Semiconductors & Semiconductor Equipment 1.53%
Advanced Semiconductor Engineering, Inc.	2,697,272	3,251
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	157,022	6,647
		9,898

68	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Technology Hardware, Storage & Peripherals 0.41%
Primax Electronics Ltd.	1,032,044	$2,676
Total Taiwan		12,574

United Kingdom 10.32%

Beverages 0.96%
Coca-Cola European Partners plc	151,780	6,226

Hotels, Restaurants & Leisure 1.64%
Compass Group plc	483,404	10,613

Insurance 0.95%
Direct Line Insurance Group plc	1,250,301	6,172

Internet & Direct Marketing Retail 0.50%
ASOS plc*	42,395	3,208

Machinery 0.94%
Weir Group plc (The)	235,564	6,110

Metals & Mining 0.98%
Rio Tinto plc	133,974	6,314

Personal Products 1.06%
Unilever NV CVA	117,408	6,825

Semiconductors & Semiconductor Equipment 0.70%
IQE plc*	2,342,958	4,528

Tobacco 1.59%
British American Tobacco plc	159,249	10,303

Wireless Telecommunication Services 1.00%
Vodafone Group plc	2,268,855	6,497
Total United Kingdom		66,796
Total Common Stocks (cost $549,489,496)		624,313
Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENT 2.88%

Repurchase Agreement
Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $18,085,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2020; value: $19,026,017; proceeds: $18,649,634 (cost $18,649,572)	$18,650	$18,650
Total Investments in Securities 99.34% (cost $568,139,068)		642,963
Cash, Foreign Cash and Other Assets in Excess of Liabilities(b) 0.66%		4,275
Net Assets 100.00%		$647,238

ADR	American Depositary Receipt.
CVA	Company Voluntary Arrangement
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Security fair valued by the Pricing Committee.
(b)	Cash, Foreign Cash and Other Assets in Excess of Liabilities in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	69

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2017

Open Forward Foreign Currency Exchange Contracts at October 31, 2017:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Buy	Standard Chartered Bank	2/6/2018	37,800,000	$50,339,507	$50,358,465	$18,958
South Korean won	Buy	Standard Chartered Bank	2/20/2018	10,765,000,000	9,633,541	9,634,243	702
Taiwan dollar	Buy	J.P. Morgan	11/6/2017	195,000,000	6,462,089	6,470,160	8,071
euro	Sell	Goldman Sachs	2/20/2018	2,200,000	2,627,607	2,579,509	48,098
euro	Sell	State Street Bank and Trust	2/20/2018	22,000,000	26,013,416	25,795,094	218,322
euro	Sell	State Street Bank and Trust	2/20/2018	21,620,000	25,561,607	25,349,543	212,064
Japanese yen	Sell	State Street Bank and Trust	2/23/2018	4,550,000,000	40,344,369	40,255,132	89,237
Swedish krona	Sell	J.P. Morgan	12/21/2017	41,650,000	5,149,264	4,990,300	158,964
Swedish krona	Sell	J.P. Morgan	12/21/2017	15,895,000	1,951,666	1,904,461	47,205
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$801,621

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	Goldman Sachs	2/6/2018	5,000,000	$3,961,525	$3,823,566	$(137,959)
Australian dollar	Buy	State Street Bank and Trust	2/6/2018	35,000,000	27,438,688	26,764,963	(673,725)
euro	Buy	J.P. Morgan	2/20/2018	2,743,000	3,253,088	3,216,179	(36,909)
euro	Buy	State Street Bank and Trust	2/20/2018	3,292,000	3,892,520	3,859,884	(32,636)
euro	Buy	State Street Bank and Trust	2/20/2018	8,200,000	9,732,624	9,614,535	(118,089)
euro	Buy	State Street Bank and Trust	2/20/2018	8,200,000	9,616,131	9,614,535	(1,596)
Japanese yen	Buy	State Street Bank and Trust	2/23/2018	4,550,000,000	40,687,528	40,255,132	(432,396)
Swedish krona	Buy	Goldman Sachs	12/21/2017	83,440,000	10,343,853	9,997,373	(346,480)
Swiss franc	Buy	Citibank	2/23/2018	2,539,000	2,595,934	2,565,603	(30,331)
Swiss franc	Buy	State Street Bank and Trust	2/23/2018	15,540,000	16,062,182	15,702,822	(359,360)
Swiss franc	Buy	State Street Bank and Trust	2/23/2018	1,600,000	1,639,861	1,616,764	(23,097)
Australian dollar	Sell	Citibank	2/6/2018	25,470,000	19,477,164	19,477,246	(82)
British pound	Sell	State Street Bank and Trust	2/6/2018	37,800,000	50,208,625	50,358,465	(149,840)
South Korean won	Sell	Bank of America	2/20/2018	10,765,000,000	9,520,904	9,634,243	(113,339)
Swedish krona	Sell	J.P. Morgan	12/21/2017	25,895,000	3,100,581	3,102,612	(2,031)
Swiss franc	Sell	Citibank	2/23/2018	19,679,000	19,871,094	19,885,189	(14,095)
Taiwan dollar	Sell	J.P. Morgan	11/6/2017	195,000,000	6,414,052	6,470,160	(56,108)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(2,528,073)

70	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL EQUITY FUND October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
China	$16,171	$–	$1	$16,172
Philippines	–	6,217	–	6,217
Remaining Countries	601,924	–	–	601,924
Repurchase Agreement	–	18,650	–	18,650
Total	$618,095	$24,867	$1	$642,963
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$802	$–	$802
Liabilities	–	(2,528)	–	(2,528)
Total	$–	$(1,726)	$–	$(1,726)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Common Stocks
Balance as of November 1, 2016	–
Accrued Discounts (Premiums)	–
Realized Gain (Loss)	–
Change in Unrealized Appreciation (Depreciation)	(7)
Purchases	670
Sales	–
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of October 31, 2017	663
Net change in unrealized appreciation/depreciation for period ended October 31, 2017 related to Level 3 investments held at October 31, 2017	(7)

See Notes to Financial Statements.	71

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 95.06%

Australia 1.41%

Auto Components 0.52%
GUD Holdings Ltd.	454,367	$4,152

Electric: Utilities 0.89%
AusNet Services	5,306,858	7,189
Total Australia		11,341

Canada 3.96%

Metals & Mining 0.65%
Hudbay Minerals, Inc.	699,466	5,200

Oil, Gas & Consumable Fuels 2.38%
Africa Oil Corp.*	2,547,210	3,201
Canacol Energy Ltd.*	2,041,600	6,488
Vermilion Energy, Inc.	140,600	4,798
Whitecap Resources, Inc.	644,300	4,625
		19,112
Paper & Forest Products 0.93%
Interfor Corp.*	459,809	7,485
Total Canada		31,797

China 0.63%

Internet & Direct Marketing Retail 0.10%
Secoo Holding Ltd. ADR*	105,538	764

Internet Software & Services 0.53%
China Rapid Finance Ltd. ADR*	526,999	4,258
Total China		5,022

Finland 3.51%

Health Care Providers & Services 0.73%
Terveystalo OYJ*†	487,514	5,849

Machinery 2.16%
Konecranes OYJ	207,278	9,552
Outotec OYJ*	972,403	7,742
		17,294
Investments	Shares	U.S. $ Fair Value (000)
Trading Companies & Distributors 0.62%
Cramo OYJ	225,642	$5,010
Total Finland		28,153

France 6.30%

Building Products 0.75%
Tarkett SA	140,826	5,992

Construction Materials 0.46%
Vicat SA	47,353	3,663

Health Care Providers & Services 0.98%
Korian SA	240,903	7,829

Hotels, Restaurants & Leisure 1.08%
Elior Group SA†	306,659	8,709

Information Technology Services 0.99%
Altran Technologies SA	431,862	7,989

Life Sciences Tools & Services 0.17%
Genfit*	51,980	1,368

Real Estate Management & Development 0.98%
Nexity SA*	128,163	7,875

Specialty Retail 0.89%
Maisons du Monde SA†	165,002	7,140
Total France		50,565

Germany 5.49%

Industrial Conglomerates 1.01%
Rheinmetall AG	67,795	8,052

Internet Software & Services 0.63%
XING SE	16,992	5,048

Life Sciences Tools & Services 1.53%
Gerresheimer AG	99,729	7,977
MorphoSys AG*	49,385	4,286
		12,263

Machinery 1.22%
Deutz AG	1,158,723	9,816

72	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Real Estate Management & Development 1.10%
PATRIZIA Immobilien AG*	417,947	$8,853
Total Germany		44,032

Hong Kong 1.76%

Communications Equipment 0.91%
VTech Holdings Ltd.	514,500	7,314

Energy Equipment & Services 0.17%
Hilong Holding Ltd.	8,712,900	1,385

Paper & Forest Products 0.68%
Lee & Man Paper Manufacturing Ltd.	4,429,000	5,404
Total Hong Kong		14,103

India 1.23%

Information Technology Services 0.71%
Vakrangee Ltd.	655,647	5,692

Thrifts & Mortgage Finance 0.52%
Dewan Housing Finance Corp., Ltd.	421,435	4,182
Total India		9,874

Indonesia 0.83%

Banks 0.68%
Bank Tabungan Negara Persero Tbk PT	27,053,304	5,505

Consumer Finance 0.15%
PT Clipan Finance Indonesia Tbk*	52,233,850	1,194
Total Indonesia		6,699

Ireland 4.94%

Beverages 0.44%
C&C Group plc	1,038,211	3,563

Equity Real Estate Investment Trusts 0.99%
Hibernia REIT plc	4,643,294	7,978
Investments	Shares	U.S. $ Fair Value (000)
Food Products 0.55%
Origin Enterprises plc	551,786	$4,370

Health Care Providers & Services 1.21%
UDG Healthcare plc	789,152	9,690

Household Durables 1.75%
Cairn Homes plc*	5,530,262	11,483
Glenveagh Properties plc*†	1,950,500	2,556
		14,039
Total Ireland		39,640

Israel 2.53%

Chemicals 0.78%
Frutarom Industries Ltd.	76,517	6,300

Electronic Equipment, Instruments & Components 0.90%
Orbotech Ltd. (Israel)*	161,010	7,200

Semiconductors & Semiconductor Equipment 0.85%
Tower Semiconductor Ltd.*	206,190	6,817
Total Israel		20,317

Italy 7.50%

Beverages 0.52%
Davide Campari-Milano SpA	521,075	4,176

Capital Markets 0.79%
Anima Holding SpA†	834,122	6,345

Construction Materials 1.07%
Buzzi Unicem SpA	306,558	8,545

Diversified Financial Services 1.27%
doBank SpA*†	639,344	10,165

Electrical Equipment 0.98%
Prysmian SpA	228,157	7,867

Internet & Direct Marketing Retail 0.93%
Yoox Net-A-Porter Group SpA*	200,465	7,496

See Notes to Financial Statements.	73

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Textiles, Apparel & Luxury Goods 1.94%
Brunello Cucinelli SpA	239,725	$8,048
Moncler SpA	264,235	7,504
		15,552
Total Italy		60,146

Japan 21.68%

Banks 1.12%
Shinsei Bank Ltd.	536,000	8,961

Beverages 1.49%
Coca-Cola Bottlers Japan, Inc.	343,800	11,943

Chemicals 1.27%
KH Neochem Co., Ltd.	408,300	10,177

Construction & Engineering 1.05%
SHO-BOND Holdings Co., Ltd.	137,200	8,398

Containers & Packaging 0.78%
Fuji Seal International, Inc.	192,100	6,276

Equity Real Estate Investment Trusts 0.85%
GLP J-Reit	6,771	6,795

Food & Staples Retailing 1.36%
Sundrug Co., Ltd.	250,800	10,885

Food Products 0.65%
Nichirei Corp.	205,100	5,253

Health Care Providers & Services 0.50%
Japan Lifeline Co., Ltd.	83,600	4,000

Hotels, Restaurants & Leisure 1.68%
HIS Co., Ltd.	229,700	7,666
St. Marc Holdings Co., Ltd.	192,500	5,807
		13,473

Information Technology Services 0.81%
NS Solutions Corp.	271,100	6,542
Investments	Shares	U.S. $ Fair Value (000)
Machinery 3.64%
CKD Corp.	207,300	$4,051
DMG Mori Co., Ltd.	404,500	8,061
Nabtesco Corp.	104,100	4,111
Takeuchi Manufacturing Co., Ltd.	448,000	9,354
Tsubakimoto Chain Co.	422,000	3,596
		29,173

Professional Services 1.31%
en-japan, Inc.	273,800	10,499

Real Estate Management & Development 1.04%
Kenedix, Inc.	1,440,300	8,373

Semiconductors & Semiconductor Equipment 0.96%
Megachips Corp.	236,700	7,744

Software 0.47%
Trend Micro, Inc.	70,400	3,746

Specialty Retail 2.22%
Bic Camera, Inc.	628,400	7,693
United Arrows Ltd.	271,000	10,105
		17,798

Wireless Telecommunication Services 0.48%
Okinawa Cellular Telephone Co.	112,600	3,897
Total Japan		173,933

Luxembourg 0.57%

Machinery
Stabilus SA	49,756	4,544

Mexico 0.96%

Banks
Banco del Bajio SA*†	4,230,600	7,666

Netherlands 4.68%

Air Freight & Logistics 0.92%
PostNL NV	1,735,937	7,403

74	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Hotels, Restaurants & Leisure 1.11%
Basic-Fit NV*†	388,290	$8,917

Insurance 1.22%
ASR Nederland NV	237,826	9,752

Machinery 1.43%
Aalberts Industries NV	232,420	11,464
Total Netherlands		37,536

Philippines 1.68%

Banks 0.94%
Security Bank Corp.	1,583,600	7,548

Real Estate Management & Development 0.74%
Filinvest Land, Inc.	155,234,000	5,954
Total Philippines		13,502

Portugal 0.90%

Multi-Utilities
REN—Redes Energeticas Nacionais SGPS SA	2,265,127	7,195

South Korea 1.93%

Auto Components 1.21%
Mando Corp.	33,427	9,742

Insurance 0.72%
ING Life Insurance Korea Ltd.†	133,937	5,738
Total South Korea		15,480

Spain 1.30%

Household Durables 0.79%
Neinor Homes SA*†	307,481	6,320

Real Estate Management & Development 0.51%
Aedas Homes SAU*†	118,800	4,151
Total Spain		10,471
Investments	Shares	U.S. $ Fair Value (000)
Sweden 4.41%

Commercial Services & Supplies 3.21%
Bravida Holding AB†	1,105,887	$7,550
Intrum Justitia AB	237,083	8,309
Loomis AB Class B	245,699	9,858
		25,717

Consumer Finance 1.20%
Hoist Finance AB†	918,099	9,650
Total Sweden		35,367

Switzerland 0.20%

Household Durables
Forbo Holding AG Registered Shares	1,049	1,586

Taiwan 1.56%

Semiconductors & Semiconductor Equipment 1.05%
Realtek Semiconductor Corp.	1,280,000	4,817
Visual Photonics Epitaxy Co., Ltd.	1,606,000	3,568
		8,385

Technology Hardware, Storage & Peripherals 0.51%
Primax Electronics Ltd.	1,585,000	4,110
Total Taiwan		12,495

United Kingdom 12.84%

Capital Markets 2.48%
Man Group plc	4,214,077	10,836
TP ICAP plc	1,251,058	9,047
		19,883

Consumer Finance 1.01%
Arrow Global Group plc	1,439,748	8,094

Electronic Equipment, Instruments & Components 0.78%
accesso Technology Group plc*	216,471	6,296

See Notes to Financial Statements.	75

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Household Durables 0.96%
Bovis Homes Group plc	494,931	$7,730

Insurance 1.11%
Lancashire Holdings Ltd.	895,280	8,936

Internet & Direct Marketing Retail 0.91%
ASOS plc*	95,954	7,260

Machinery 1.61%
Bodycote plc	688,863	8,573
Concentric AB	260,991	4,380
		12,953

Media 0.54%
Huntsworth plc	4,107,063	4,364

Metals & Mining 1.01%
Hill & Smith Holdings plc	461,622	8,105

Multi-Line Retail 1.11%
B&M European Value Retail SA	1,687,142	8,903

Oil, Gas & Consumable Fuels 0.56%
Tullow Oil plc*	1,842,290	4,453

Semiconductors & Semiconductor Equipment 0.68%
IQE plc*	2,830,437	5,470

Software 0.08%
Alfa Financial Software Holdings plc*†	93,400	606
Total United Kingdom		103,053

United States 1.37%

Exchange-Traded Funds 0.69%
VanEck Vectors Junior Gold Miners	172,246	5,510

Semiconductors & Semiconductor Equipment 0.68%
CEVA, Inc.*	113,843	5,499
Total United States		11,009
Investments	Shares	U.S. $ Fair Value (000)
Vietnam 0.89%

Closed-Ended Fund
VinaCapital Vietnam Opportunity Fund Ltd.	1,760,853	$7,133
Total Common Stocks (cost $632,160,163)		762,659

	Principal Amount (000)
SHORT-TERM INVESTMENT 3.78%

Repurchase Agreement
Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $30,930,000 of Federal Home Loan Banks at 1.25% due 1/16/2019; value: $30,942,774; proceeds: $30,335,302 (cost $30,335,201)	30,335	30,335

OPTIONS PURCHASED# 0.02% (cost $2,065,000)		179
Total Investments in Securities 98.86% (cost $664,560,364)		793,173
Foreign Cash and Other Assets in Excess of Liabilities(a) 1.14%		9,119
Net Assets 100.00%		$802,292

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Refer to OTC Options Purchased table on page 78.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

76	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2017

Open Forward Foreign Currency Exchange Contracts at October 31, 2017:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Indian rupee	Buy	J.P. Morgan	12/4/2017	380,000,000	$5,751,128	$5,853,809	$102,681
Japanese yen	Buy	J.P. Morgan	2/23/2018	393,513,000	3,476,338	3,481,520	5,182
South Korean won	Buy	Bank of America	11/20/2017	6,484,512,305	5,701,221	5,800,069	98,848
South Korean won	Buy	Barclays Bank plc	11/20/2017	7,400,000,000	6,594,719	6,618,927	24,208
South Korean won	Buy	Morgan Stanley	11/20/2017	2,500,000,000	2,208,358	2,236,124	27,766
British pound	Sell	Deutsche Bank AG	2/6/2018	935,000	1,247,351	1,245,640	1,711
British pound	Sell	J.P. Morgan	2/6/2018	1,100,000	1,466,169	1,465,458	711
euro	Sell	Citibank	2/20/2018	2,734,000	3,243,736	3,205,627	38,109
euro	Sell	Goldman Sachs	2/20/2018	3,900,000	4,658,031	4,572,767	85,264
euro	Sell	State Street Bank and Trust	2/20/2018	1,047,000	1,247,063	1,227,612	19,451
euro	Sell	State Street Bank and Trust	2/20/2018	993,000	1,180,683	1,164,297	16,386
euro	Sell	State Street Bank and Trust	2/20/2018	30,000,000	35,472,840	35,175,128	297,712
euro	Sell	State Street Bank and Trust	2/20/2018	30,100,000	35,587,621	35,292,379	295,242
Indian rupee	Sell	Barclays Bank plc	12/4/2017	380,000,000	5,857,960	5,853,809	4,151
Indian rupee	Sell	J.P. Morgan	1/8/2018	407,000,000	6,283,191	6,245,529	37,662
Israeli new shekel	Sell	J.P. Morgan	1/25/2018	25,500,000	7,282,993	7,263,109	19,884
Japanese yen	Sell	State Street Bank and Trust	2/23/2018	133,900,000	1,184,746	1,184,651	95
Japanese yen	Sell	State Street Bank and Trust	2/23/2018	383,807,000	3,411,042	3,395,649	15,393
Swedish krona	Sell	Barclays Bank plc	12/21/2017	15,320,000	1,884,384	1,835,568	48,816
Swedish krona	Sell	Goldman Sachs	12/21/2017	94,335,000	11,694,479	11,302,759	391,720
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,530,992

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	Barclays Bank plc	2/6/2018	3,080,000	$2,361,364	$2,355,317	$(6,047)
Australian dollar	Buy	Citibank	2/6/2018	2,983,000	2,331,641	2,281,140	(50,501)
Australian dollar	Buy	State Street Bank and Trust	2/6/2018	30,450,000	23,871,658	23,285,518	(586,140)
Canadian dollar	Buy	Barclays Bank plc	12/11/2017	2,880,000	2,311,734	2,233,226	(78,508)
Canadian dollar	Buy	Goldman Sachs	12/11/2017	14,000,000	11,043,663	10,855,958	(187,705)
Canadian dollar	Buy	State Street Bank and Trust	12/11/2017	4,570,000	3,701,374	3,543,695	(157,679)
Canadian dollar	Buy	State Street Bank and Trust	12/11/2017	7,230,000	5,781,692	5,606,327	(175,365)
Danish krone	Buy	State Street Bank and Trust	2/20/2018	30,700,000	4,878,302	4,839,261	(39,041)
euro	Buy	Bank of America	2/20/2018	2,460,000	2,925,589	2,884,361	(41,228)

See Notes to Financial Statements.	77

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2017

Open Forward Foreign Currency Exchange Contracts at October 31, 2017 (continued):

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Japanese yen	Buy	State Street Bank and Trust	2/23/2018	121,200,000	$1,086,314	$1,072,291	$(14,023)
Japanese yen	Buy	State Street Bank and Trust	2/23/2018	538,000,000	4,810,965	4,759,838	(51,127)
Swiss franc	Buy	Citibank	11/20/2017	37,360,000	39,515,031	37,490,452	(2,024,579)
Swiss franc	Buy	J.P. Morgan	11/20/2017	2,753,000	2,878,718	2,762,613	(116,105)
Swiss franc	Buy	State Street Bank and Trust	11/20/2017	3,251,000	3,374,515	3,262,352	(112,163)
British pound	Sell	Goldman Sachs	2/6/2018	824,000	1,096,443	1,097,761	(1,318)
British pound	Sell	Standard Chartered Bank	2/6/2018	8,300,000	11,053,384	11,057,547	(4,163)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(3,645,692)

OTC OPTIONS PURCHASED
					Number				Premiums
			Strike	Expiration	of	Notional			Paid		Unrealized
Description	Call/Put	Counterparty	Price	Date	Contracts	Amount	Value	#	(Received	)	Depreciation
MSCI EAFE Index	Put	Goldman Sachs	1,610	March 2018	350	35,000	$178,843		$2,065,000		$(1,886,157)

OTC OPTIONS WRITTEN
					Number				Premiums
			Strike	Expiration	of	Notional			Paid		Unrealized
Description	Call/Put	Counterparty	Price	Date	Contracts	Amount	Value		(Received	)	Appreciation
MSCI EAFE Index	Put	Goldman Sachs	1,440	March 2018	350*	(35,000)	$ (71,579)		$(1,064,000)		$ 992,421

*	There were no options written outstanding on October 31, 2016
#	Included on the Schedule of Investments

78	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$749,157	$13,502 (3)	$–	$762,659
OTC Options Purchased	–	179	–	179
Repurchase Agreement	–	30,335	–	30,335
Total	$749,157	$44,016	$–	$793,173
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$1,531	$–	$1,531
Liabilities	–	(3,646)	–	(3,646)
OTC Options Written
Assets	–	–	–	–
Liabilities	–	(72)	–	(72)
Total	$–	$(2,187)	$–	$(2,187)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	The following securities were transferred during the period ended October 31, 2017:

Security	Country	Level Transfer	Transfer Amount	Valuation Method on 10/31/2017*
Filinvest Land, Inc.	Philippines	from Level 1 to Level 2	$3,028,163	Adjusted Valuation
Security Bank Corp.	Philippines	from Level 1 to Level 2	$2,901,014	Adjusted Valuation

*	See Note 2(a).

See Notes to Financial Statements.	79

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.43%

Air Freight & Logistics 1.92%
XPO Logistics, Inc.*	880,828	$61,085

Airlines 0.96%
Alaska Air Group, Inc.	462,399	30,532

Banks 8.92%
Bank of Hawaii Corp.	388,000	31,665
Citizens Financial Group, Inc.	830,839	31,580
East West Bancorp, Inc.	1,076,488	64,417
First Horizon National Corp.	2,889,795	54,241
Webster Financial Corp.	608,327	33,452
Western Alliance Bancorp*	1,239,895	69,186
Total		284,541

Capital Markets 2.98%
Moelis & Co. Class A	686,096	29,331
Raymond James Financial, Inc.	776,238	65,809
Total		95,140

Chemicals 2.54%
Trinseo SA	690,610	49,033
Valvoline, Inc.	1,326,591	31,865
Total		80,898

Communications Equipment 0.78%
ARRIS International plc*	876,765	24,988

Construction & Engineering 2.34%
AECOM*	1,012,806	35,509
Jacobs Engineering Group, Inc.	674,847	39,283
Total		74,792

Construction Materials 1.22%
Eagle Materials, Inc.	368,131	38,864
Investments	Shares	Fair Value (000)
Containers & Packaging 4.97%
AptarGroup, Inc.	481,416	$41,917
Berry Global Group, Inc.*	783,629	46,587
Sealed Air Corp.	801,033	35,429
WestRock Co.	565,723	34,696
Total		158,629

Diversified Telecommunication Services 1.44%
Zayo Group Holdings, Inc.*	1,269,728	45,786

Electrical Equipment 0.98%
Hubbell, Inc.	248,121	31,219

Electronic Equipment, Instruments & Components 4.98%
Amphenol Corp. Class A	373,334	32,480
Belden, Inc.	777,876	62,160
FLIR Systems, Inc.	1,370,196	64,153
Total		158,793

Energy Equipment & Services 0.66%
Helmerich & Payne, Inc.	389,670	21,163

Equity Real Estate Investment Trusts 4.46%
Alexandria Real Estate Equities, Inc.	158,086	19,596
Highwoods Properties, Inc.	850,000	43,393
Pebblebrook Hotel Trust	896,837	31,981
QTS Realty Trust, Inc. Class A	819,598	47,414
Total		142,384

Food Products 0.58%
Pinnacle Foods, Inc.	341,833	18,603

Health Care Equipment & Supplies 4.91%
Cooper Cos., Inc. (The)	200,926	48,275
Hill-Rom Holdings, Inc.	413,398	33,365
STERIS plc (United Kingdom)(a)	353,984	33,037
West Pharmaceutical Services, Inc.	413,815	41,961
Total		156,638

80	See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2017

Investments	Shares	Fair Value (000)
Health Care Providers & Services 1.80%
HealthSouth Corp.	704,770	$32,518
Molina Healthcare, Inc.*	366,297	24,846
Total		57,364

Hotels, Restaurants & Leisure 0.79%
Texas Roadhouse, Inc.	505,248	25,267

Household Durables 3.09%
Lennar Corp. Class A	576,755	32,108
Newell Brands, Inc.	545,048	22,227
Tempur Sealy International, Inc.*	678,337	44,343
Total		98,678

Information Technology Services 7.38%
Acxiom Corp.*	1,367,511	34,407
Amdocs Ltd.	661,752	43,080
Booz Allen Hamilton Holding Corp.	1,251,685	47,301
Conduent, Inc.*	2,509,993	38,855
Fidelity National Information Services, Inc.	500,220	46,400
Total System Services, Inc.	353,702	25,484
Total		235,527

Insurance 5.77%
Arch Capital Group Ltd.*	655,445	65,308
Brown & Brown, Inc.	310,527	15,477
FNF Group	1,034,296	38,703
Markel Corp.*	30,577	33,155
RenaissanceRe Holdings Ltd.	227,867	31,528
Total		184,171

Life Sciences Tools & Services 4.58%
Bio-Techne Corp.	225,374	29,528
Charles River Laboratories International, Inc.*	434,694	50,551
ICON plc (Ireland)*(a)	211,717	25,165
PerkinElmer, Inc.	563,880	40,780
Total		146,024
Investments	Shares	Fair Value (000)
Machinery 3.96%
Crane Co.	286,307	$23,798
Timken Co. (The)	790,786	37,286
WABCO Holdings, Inc.*	214,898	31,712
Wabtec Corp.	439,135	33,594
Total		126,390

Marine 0.99%
Kirby Corp.*	445,689	31,577

Media 2.03%
Live Nation Entertainment, Inc.*	836,259	36,611
New York Times Co. (The) Class A	1,477,579	28,222
Total		64,833

Metals & Mining 1.87%
Reliance Steel & Aluminum Co.	776,200	59,643

Multi-Line Retail 0.68%
Nordstrom, Inc.	547,891	21,724

Multi-Utilities 4.07%
Black Hills Corp.	555,120	36,227
CMS Energy Corp.	998,499	48,297
NiSource, Inc.	1,723,728	45,455
Total		129,979

Oil, Gas & Consumable Fuels 3.80%
Cimarex Energy Co.	450,841	52,717
EQT Corp.	742,772	46,453
Parsley Energy, Inc. Class A*	833,234	22,164
Total		121,334

Professional Services 1.09%
Robert Half International, Inc.	670,846	34,730

See Notes to Financial Statements.	81

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2017

Investments	Shares	Fair Value (000)
Road & Rail 2.25%
Genesee & Wyoming, Inc. Class A*	489,034	$35,103
Old Dominion Freight Line, Inc.	301,986	36,579
Total		71,682

Semiconductors & Semiconductor Equipment 2.35%
MACOM Technology Solutions Holdings, Inc.*	925,848	37,848
Qorvo, Inc.*	487,545	36,961
Total		74,809

Software 1.18%
FireEye, Inc.*	2,216,775	37,508

Specialty Retail 0.79%
Urban Outfitters, Inc.*	1,021,608	25,050

Textiles, Apparel & Luxury Goods 3.13%
Hanesbrands, Inc.	967,474	21,768
Lululemon Athletica, Inc. (Canada)*(a)	520,065	31,989
Steven Madden Ltd.*	1,181,787	46,090
Total		99,847

Thrifts & Mortgage Finance 0.19%
Essent Group Ltd.*	144,542	6,160

Trading Companies & Distributors 1.33%
Beacon Roofing Supply, Inc.*	767,278	42,515

Water Utilities 1.67%
American Water Works Co., Inc.	605,571	53,145
Total Common Stocks (cost $2,454,994,960)		3,172,012
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.61%

Repurchase Agreement
Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $20,135,000 of Federal Home Loan Mortgage Corp. at 1.25% due 10/2/2019; value: $20,011,512; proceeds: $19,616,115 (cost $19,616,049)	$19,616	$19,616
Total Investments in Securities 100.04% (cost $2,474,611,009)		3,191,628
Liabilities in Excess of Other Assets (0.04)%		(1,368)
Net Assets 100.00%		$3,190,260

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

82	See Notes to Financial Statements.

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$3,172,012	$–	$–	$3,172,012
Repurchase Agreement	–	19,616	–	19,616
Total	$3,172,012	$19,616	$–	$3,191,628

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.

Investment Type	Common Stock
Balance as of November 1, 2016	$42,896,363
Accrued discounts/premiums	–
Realized gain (loss)	20,809,334
Change in unrealized appreciation/depreciation	(20,809,334)
Purchases	–
Sales	(42,896,363)
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of October 31, 2017	$–

See Notes to Financial Statements.	83

Statements of Assets and Liabilities

October 31, 2017

	Alpha Strategy Fund	Fundamental Equity Fund	Global Core Equity Fund
ASSETS:
Investments in securities, at cost	$1,747,775	$2,172,757,208	$4,082,656
Investments in Underlying Funds, at cost	995,590,789	–	–
Investments in securities, at fair value	$1,747,775	$2,659,528,680	$4,414,482
Investments in Underlying Funds, at value	1,130,447,704	–	–
Cash	–	–	19,644
Segregated cash held at custodian	–	–	–
Foreign cash, at value (cost $0, $0, $15,840, $0, $8,775,884, $190,611, $11,943,787 and $0, respectively)	–	–	15,944
Receivables:
Investment securities sold	–	33,681,536	37,539
Capital shares sold	854,204	1,042,638	–
Interest and dividends	6	2,952,474	4,200
From advisor (See Note 3)	–	–	10,419
Unrealized appreciation on forward foreign currency exchange contracts	–	–	16
Prepaid expenses and other assets	55,318	99,197	22,235
Total assets	1,133,105,007	2,697,304,525	4,524,479
LIABILITIES:
Payables:
Investment securities purchased	344,352	32,112,616	65,770
Capital shares reacquired	1,400,958	2,976,575	5,653
Management fee	–	1,219,980	–
12b-1 distribution plan	385,889	999,654	771
Trustees’ fees	160,204	777,376	56
Fund administration	38,327	91,144	148
Offering costs	–	–	14,707
To bank	–	–	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	11,092
Options written outstanding, at value (including premiums received of $0, $0, $0, $0, $0, $0, $1,064,000 and $0, respectively) (Note 2)	–	–	–
Distributions payable	–	–	5
Accrued expenses	284,713	670,713	39,118
Total liabilities	2,614,443	38,848,058	137,320
NET ASSETS	$1,130,490,564	$2,658,456,467	$4,387,159
COMPOSITION OF NET ASSETS:
Paid-in capital	$881,548,042	$1,901,266,336	$3,828,277
Undistributed (distributions in excess of) net investment income	(4,301,162)	24,990,451	38,219
Accumulated net realized gain (loss) on investments and foreign currency related transactions	118,386,769	245,428,208	199,747
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currency	134,856,915	486,771,472	320,916
Net Assets	$1,130,490,564	$2,658,456,467	$4,387,159

84	See Notes to Financial Statements.

Growth Leaders Fund	International Dividend Income Fund	International Equity Fund	International Opportunities Fund	Value Opportunities Fund

$2,270,232,429	$925,215,915	$568,139,068	$664,560,364	$2,474,611,009
–	–	–	–	–
$2,745,289,446	$1,039,967,532	$642,963,043	$793,172,739	$3,191,628,007
–	–	–	–	–
1,048,434	–	216,665	–	–
–	3,158,157	1,800,000	2,152,875	–

–	8,816,154	191,053	11,969,158	–

5,205,058	3,928,298	10,397,891	1,647,333	5,814,677
4,323,094	503,731	318,202	4,261,523	3,682,314
633,413	2,478,565	1,648,692	1,086,897	1,103,614
91,530	25,356	80,160	–	–

–	2,738,064	801,621	1,530,992	–
36,793	57,189	49,515	72,064	190,960
2,756,627,768	1,061,673,046	658,466,842	815,893,581	3,202,419,572

1,048,434	7,601,993	7,355,739	7,870,528	3,911,268
3,016,568	2,300,173	437,905	1,045,968	4,317,244
1,220,605	626,128	385,488	493,707	1,884,388
769,313	172,097	72,487	117,826	830,640
152,750	215,873	140,475	80,508	425,347
90,854	35,918	22,028	26,331	108,122
–	–	–	–	–
–	–	–	–	45

–	4,649,812	2,528,073	3,645,692	–

–	–	–	71,579	–
–	–	–	–	–
451,222	434,948	287,069	249,143	682,602
6,749,746	16,036,942	11,229,264	13,601,282	12,159,656
$2,749,878,022	$1,045,636,104	$647,237,578	$802,292,299	$3,190,259,916

$2,087,908,139	$1,371,309,289	$570,981,610	$639,289,337	$2,286,192,603

(412,108)	1,639,859	11,556,194	4,820,742	1,574,608

187,324,974	(440,175,831)	(8,358,366)	30,677,246	185,475,707

475,057,017	112,862,787	73,058,140	127,504,974	717,016,998
$2,749,878,022	$1,045,636,104	$647,237,578	$802,292,299	$3,190,259,916

See Notes to Financial Statements.	85

Statements of Assets and Liabilities (concluded)

October 31, 2017

	Alpha Strategy Fund	Fundamental Equity Fund	Global Core Equity Fund

Net assets by class:
Class A Shares	$510,601,015	$1,571,169,523	$1,666,986
Class B Shares	$1,316,938	$4,030,737	–
Class C Shares	$224,568,210	$445,017,415	$335,922
Class F Shares	$247,908,103	$323,583,573	$1,177,745
Class F3 Shares	$34,672,166	$20,497,149	$11,297
Class I Shares	$69,232,222	$120,146,304	$1,137,305
Class P Shares	–	$7,096,273	–
Class R2 Shares	$3,064,498	$8,062,115	$11,551
Class R3 Shares	$33,190,447	$147,009,832	$11,560
Class R4 Shares	$1,997,558	$4,354,691	$11,577
Class R5 Shares	$83,935	$1,048,661	$11,606
Class R6 Shares	$3,855,472	$6,440,194	$11,610
Class T Shares	–	–	–
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	17,652,742	112,294,728	143,929
Class B Shares	51,757	316,687	–
Class C Shares	8,972,386	35,381,641	29,169
Class F Shares	8,530,922	23,323,005	101,563
Class F3 Shares	1,174,584	1,451,464	973
Class I Shares	2,346,533	8,529,693	98,000
Class P Shares	–	516,611	–
Class R2 Shares	109,157	589,278	1,000
Class R3 Shares	1,174,698	10,688,158	1,000
Class R4 Shares	69,165	312,339	1,000
Class R5 Shares	2,843	74,426	1,000
Class R6 Shares	130,585	455,945	1,000
Class T Shares	–	–	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$28.92	$13.99	$11.58
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$30.68	$14.84	$12.29
Class B Shares-Net asset value	$25.44	$12.73	–
Class C Shares-Net asset value	$25.03	$12.58	$11.52
Class F Shares-Net asset value	$29.06	$13.87	$11.60
Class F3 Shares-Net asset value	$29.52	$14.12	$11.61
Class I Shares-Net asset value	$29.50	$14.09	$11.61
Class P Shares-Net asset value	–	$13.74	–
Class R2 Shares-Net asset value	$28.07	$13.68	$11.55
Class R3 Shares-Net asset value	$28.25	$13.75	$11.56
Class R4 Shares-Net asset value	$28.88	$13.94	$11.58
Class R5 Shares-Net asset value	$29.52	$14.09	$11.61
Class R6 Shares-Net asset value	$29.52	$14.12	$11.61
Class T Shares-Net asset value	–	–	–
Class T Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	–	–	–

86	See Notes to Financial Statements.

Growth Leaders Fund	International Dividend Income Fund	International Equity Fund	International Opportunities Fund	Value Opportunities Fund

$754,100,644	$367,465,109	$241,626,209	$190,861,281	$1,028,165,663
$582,915	–	$829,709	$398,715	$2,113,297
$523,007,868	$68,558,147	$25,687,366	$39,433,627	$335,147,898
$1,103,103,400	$95,298,965	$63,478,872	$264,220,819	$807,684,387
$18,840,586	$27,215,109	$5,847,457	$18,094,821	$315,393,667
$303,794,620	$471,340,545	$292,597,879	$249,330,991	$397,264,771
–	–	$89,455	$228,639	$33,643,977
$1,784,217	$592,190	$679,178	$5,228,117	$9,047,145
$13,261,166	$12,888,373	$12,674,480	$9,828,148	$88,592,155
$4,698,077	$37,754	$582,251	$3,334,075	$63,867,116
$5,809,566	$10,664	$70,879	$4,121,430	$5,111,322
$20,884,247	$2,229,248	$3,073,843	$17,211,636	$104,218,148
$10,716	–	–	–	$10,370

26,033,864	48,146,088	17,136,489	9,142,357	49,438,784
20,873	–	59,193	20,230	112,756
18,928,953	9,062,988	1,845,939	2,026,734	17,878,778
37,704,760	12,447,982	4,526,834	12,761,604	38,129,130
639,563	3,548,052	410,319	841,954	14,566,957
10,333,027	61,408,321	20,565,176	11,631,324	18,399,398
–	–	6,346	10,752	1,644,460
61,993	75,938	48,357	254,690	450,961
462,396	1,672,199	913,594	479,644	4,375,217
162,156	4,952	41,391	160,156	3,072,664
197,557	1,392	4,995	192,322	236,704
708,935	290,527	215,796	800,813	4,812,847
369.8	–	–	–	498.50

$28.97	$7.63	$14.10	$20.88	$20.80

$30.74	$8.10	$14.96	$22.15	$22.07
$27.93	–	$14.02	$19.71	$18.74
$27.63	$7.56	$13.92	$19.46	$18.75
$29.26	$7.66	$14.02	$20.70	$21.18
$29.46	$7.67	$14.25	$21.49	$21.65
$29.40	$7.68	$14.23	$21.44	$21.59
–	–	$14.10	$21.26	$20.46
$28.78	$7.80	$14.05	$20.53	$20.06
$28.68	$7.71	$13.87	$20.49	$20.25
$28.97	$7.62	$14.07	$20.82	$20.79
$29.41	$7.66	$14.19	$21.43	$21.59
$29.46	$7.67	$14.24	$21.49	$21.65
$28.98	–	–	–	$20.80

$29.72	–	–	–	$21.33

See Notes to Financial Statements.	87

Statements of Operations

For the Year Ended October 31, 2017

	Alpha Strategy Fund	Fundamental Equity Fund	Global Core Equity Fund*
Investment income:
Dividends (net of foreign withholding taxes of $0, $0, $4,035, $0, $4,494,527, $1,634,066, $1,088,552 and $0, respectively)	$–	$62,873,491	$ 58,728
Dividends from Underlying Funds	2,515,441	–	–
Interest and other	16,882	33,597	14
Interest earned from Interfund Lending (See Note 11)	–	762	–
Total investment income	2,532,323	62,907,850	58,742
Expenses:
Management fee	1,121,847	14,919,346	20,539
12b-1 distribution plan-Class A	1,258,639	4,088,427	2,747
12b-1 distribution plan-Class B	29,551	99,866	–
12b-1 distribution plan-Class C	2,443,877	5,059,372	1,195
12b-1 distribution plan-Class F	258,801	327,085	838
12b-1 distribution plan-Class P	–	43,428	–
12b-1 distribution plan-Class R2	16,589	49,800	51
12b-1 distribution plan-Class R3	167,238	770,350	42
12b-1 distribution plan-Class R4	2,448	6,271	21
12b-1 distribution plan-Class T	–	–	–
Shareholder servicing	1,317,712	3,103,313	916
Fund administration	448,739	1,117,548	1,174
Registration	147,344	165,967	15,746
Reports to shareholders	133,230	280,460	2,526
Custody	26,483	51,210	11,707
Professional	47,623	94,181	51,823
Subsidy (See Note 3)	–	15,671	–
Trustees’ fees	35,475	88,709	79
Offering costs	–	–	29,015
Other	31,816	121,065	6,154
Gross expenses	7,487,412	30,402,069	144,573
Expense reductions (See Note 9)	(8,901)	(22,013)	(27)
Expenses assumed by Underlying Funds (See Note 3)	(344,854)	–	–
Fees waived and expenses reimbursed (See Note 3)	(1,121,847)	–	(116,186)
Net expenses	6,011,810	30,380,056	28,360
Net investment income (loss)	(3,479,487)	32,527,794	30,382
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	57,871,335	–	–
Net realized gain (loss) on investments (net of foreign capital gains tax of $0, $0, $0, $0, $0, $0 and $880,724, respectively)	–	299,968,704	212,788
Net realized gain (loss) on foreign currency exchange contracts	–	–	(7,836)
Net realized gain (loss) on foreign currency related transactions	–	–	(4,163)
Net realized gain on investments in Underlying Funds	73,204,166	–	–
Net change in unrealized appreciation/depreciation on investments	–	119,354,814	331,826
Net change in unrealized appreciation/depreciation in Underlying Funds	118,138,740	–	–
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	–	–	(11,076)
Net change in unrealized appreciation/depreciation on options	–	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	–	166
Net realized and unrealized gain	249,214,241	419,323,518	521,705
Net Increase in Net Assets Resulting From Operations	$245,734,754	$451,851,312	$552,087
*	For the period January 17, 2017 (commencement of operations) to October 31, 2017.

88	See Notes to Financial Statements.

Growth Leaders Fund	International Dividend Income Fund	International Equity Fund	International Opportunities Fund	Value Opportunities Fund

$15,273,860	$48,570,147	$15,420,102	$ 10,399,743	$ 38,805,605
–	–	–	–
21,022	752,733	2,584	12,517	59,707
1,327	1,815	371	1,293	3,616
15,296,209	49,324,695	15,423,057	10,413,553	38,868,928

12,482,012	8,011,419	4,162,419	4,541,844	21,335,720
1,777,003	946,204	596,651	382,903	2,597,024
13,969	–	18,683	8,330	50,116
4,873,421	741,609	268,948	285,756	3,497,157
922,936	112,768	64,411	138,585	930,893
–	–	393	1,042	159,809
8,671	3,933	4,109	23,421	46,743
65,865	64,385	64,968	55,512	483,375
7,411	52	516	6,375	82,174
7	–	–	–	7
2,104,987	742,769	619,089	494,421	3,640,198
918,561	462,241	237,853	242,232	1,220,660
196,950	133,153	140,649	148,680	262,403
222,923	66,194	69,176	56,809	359,090
46,625	431,689	244,854	217,658	48,805
78,406	117,418	105,600	86,297	91,967
15,325	166,379	37,472	73,878	80,820
70,310	37,443	18,310	18,434	94,667
–	–	–	–	–
94,168	99,378	72,629	66,554	106,231
23,899,550	12,137,034	6,726,730	6,848,731	35,087,859
(17,880)	(4,973)	(2,826)	(2,940)	(22,190)
–	–	–	–	–
(1,609,018)	(628,217)	(852,862)	–	–
22,272,652	11,503,844	5,871,042	6,845,791	35,065,669
(6,976,443)	37,820,851	9,552,015	3,567,762	3,803,259

–	–	–	–	–

264,255,911	(7,843,934)	44,208,167	64,600,376	189,398,531

–	(1,349,747)	(3,503,998)	(5,130,430)	–

–	1,630,529	2,038,365	900,998	–
–	–	–	–	–

337,975,396	159,557,647	60,259,846	96,911,456	246,055,550

–	–	–	–	–

–	(3,034,432)	(1,416,871)	(210,298)	–

–	–	–	992,421	–

–	160,384	60,825	73,574	–
602,231,307	149,120,447	101,646,334	158,138,097	435,454,081
$595,254,864	$186,941,298	$111,198,349	$161,705,859	$439,257,340

See Notes to Financial Statements.	89

Statements of Changes in Net Assets

	Alpha Strategy Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(3,479,487)	$(2,901,644)
Capital gain distributions received from Underlying Funds	57,871,335	112,214,138
Net realized gain (loss) on investments and foreign currency related transactions	–	–
Net realized gain on investments in Underlying Funds	73,204,166	21,721,025
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	–	–
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	118,138,740	(121,674,817)
Net increase in net assets resulting from operations	245,734,754	9,358,702
Distributions to shareholders from:
Net investment income
Class A	–	(3,540,518)
Class B	–	–
Class C	–	–
Class F	–	(2,025,531)
Class I	–	(368,660)
Class P	–	–
Class R2	–	(6,227)
Class R3	–	(146,537)
Class R4	–	(71)
Class R5	–	(81)
Class R6	–	(83)
Net realized gain
Class A	(55,318,828)	(72,940,775)
Class B	(508,140)	(1,311,490)
Class C	(32,030,506)	(44,116,897)
Class F	(26,130,404)	(33,387,144)
Class I	(7,340,823)	(5,349,136)
Class P	–	–
Class R2	(298,197)	(357,484)
Class R3	(3,825,073)	(4,805,885)
Class R4	(40,486)	(1,198)
Class R5	(1,052)	(1,183)
Class R6	(80,661)	(1,182)
Total distributions to shareholders	(125,574,170)	(168,360,082)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	290,270,982	225,073,813
Reinvestment of distributions	107,106,054	142,586,198
Cost of shares reacquired	(501,332,811)	(354,558,513)
Net increase (decrease) in net assets resulting from capital share transactions	(103,955,775)	13,101,498
Net increase (decrease) in net assets	16,204,809	(145,899,882)
NET ASSETS:
Beginning of year	$1,114,285,755	$1,260,185,637
End of year	$1,130,490,564	$1,114,285,755
Undistributed (distributions in excess of) net investment income	$(4,301,162)	$(2,999,150)

90	See Notes to Financial Statements.

Fundamental Equity Fund		Global Core Equity Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017*

$32,527,794	$45,475,201	$30,382
–	–	–

299,968,704	131,982,500	200,789
–	–	–

119,354,814	(67,930,253)	320,916

–	–	–
451,851,312	109,527,448	552,087

(25,173,660)	(25,637,542)	–
(102,842)	(140,661)	–
(4,948,705)	(4,078,407)	–
(5,204,052)	(5,816,644)	–
(2,486,080)	(3,639,747)	–
(148,944)	(147,160)	–
(94,171)	(93,933)	–
(2,055,670)	(2,043,594)	–
(2,106)	(142)	–
(2,310)	(153)	–
(7,568)	(154)	–

(60,367,654)	(169,563,148)	–
(619,571)	(2,635,889)	–
(21,921,733)	(65,139,785)	–
(11,296,010)	(34,565,047)	–
(5,102,200)	(19,814,462)	–
(410,518)	(1,186,895)	–
(296,884)	(917,197)	–
(5,891,910)	(17,448,912)	–
(4,500)	(840)	–
(4,692)	(835)	–
(15,303)	(835)	–
(146,157,083)	(352,871,982)	–

382,748,155	220,760,807	3,850,124
133,850,011	322,229,904	–
(1,000,946,753)	(1,136,868,787)	(15,052)

(484,348,587)	(593,878,076)	3,835,072
(178,654,358)	(837,222,610)	4,387,159

$2,837,110,825	$3,674,333,435	$–
$2,658,456,467	$2,837,110,825	$4,387,159

$24,990,451	$32,074,757	$38,219
*	For the period January 17, 2017 (commencement of operations) to October 31, 2017.

See Notes to Financial Statements.	91

Statements of Changes in Net Assets (continued)

	Growth Leaders Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(6,976,443)	$213,354
Net realized gain (loss) on investments and foreign currency related transactions	264,255,911	(36,013,707)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	337,975,396	9,283,304
Net increase (decrease) in net assets resulting from operations	595,254,864	(26,517,049)
Distributions to shareholders from:
Net investment income
Class A	–	–
Class B	–	–
Class C	–	–
Class F	–	–
Class F3	–	–
Class I	–	–
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Class T	–	–
Net realized gain
Class A	–	(35,621,327)
Class B	–	(178,478)
Class C	–	(20,530,447)
Class F	–	(34,683,777)
Class I	–	(4,426,828)
Class R2	–	(42,130)
Class R3	–	(630,934)
Class R4	–	(470)
Class R5	–	(466)
Class R6	–	(11,055)
Total distributions to shareholders	–	(96,125,912)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	990,493,367	1,047,526,269
Reinvestment of distributions	–	82,564,474
Cost of shares reacquired	(955,261,897)	(892,874,146)
Net increase (decrease) in net assets resulting from capital share transactions	35,231,470	237,216,597
Net increase (decrease) in net assets	630,486,334	114,573,636
NET ASSETS:
Beginning of year	$2,119,391,688	$2,004,818,052
End of year	$2,749,878,022	$2,119,391,688
Undistributed (distributions in excess of) net investment income	$(412,108)	$(730,007)

92	See Notes to Financial Statements.

International Dividend Income Fund		International Equity Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$37,820,851	$60,844,239	$9,552,015	$11,556,075

(7,563,152)	(244,286,740)	42,742,534	(37,266,598)

156,683,599	135,423,840	58,903,800	7,224,481

186,941,298	(48,018,661)	111,198,349	(18,486,042)

(12,788,289)	(16,343,755)	(5,326,381)	(4,327,062)
–	–	(31,492)	(14,972)
(1,956,948)	(2,751,461)	(420,035)	(216,668)
(4,070,409)	(4,596,054)	(1,455,989)	(901,673)
(2,726)	–	–	–
(19,812,921)	(32,191,585)	(3,938,350)	(952,923)
–	–	(1,887)	(1,208)
(20,037)	(23,851)	(9,725)	(5,473)
(402,876)	(385,952)	(294,578)	(175,489)
(777)	(304)	(206)	(138)
(359)	(326)	(227)	(149)
(76,135)	(326)	(270,198)	(151)
–	–	–	–

–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
(39,131,477)	(56,293,614)	(11,749,068)	(6,595,906)

169,320,262	142,481,586	233,755,451	188,432,563
37,490,989	54,232,406	11,216,988	6,187,992
(650,587,021)	(909,403,451)	(244,826,099)	(155,767,927)

(443,775,770)	(712,689,459)	146,340	38,852,628
(295,965,949)	(817,001,734)	99,595,621	13,770,680

$1,341,602,053	$2,158,603,787	$547,641,957	$533,871,277
$1,045,636,104	$1,341,602,053	$647,237,578	$547,641,957

$1,639,859	$2,253,932	$11,556,194	$10,599,994

See Notes to Financial Statements.	93

Statements of Changes in Net Assets (concluded)

	International Opportunities Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income	$3,567,762	$5,372,649
Net realized gain (loss) on investments and foreign currency related transactions	60,370,944	(21,269,627)
Net change in unrealized appreciation/depreciation on investments, options written and translation of assets and liabilities denominated in foreign currencies	97,767,153	7,991,575
Net increase (decrease) in net assets resulting from operations	161,705,859	(7,905,403)
Distributions to shareholders from:
Net investment income
Class A	(1,014,524)	(1,050,238)
Class C	–	(18,260)
Class F	(725,717)	(938,607)
Class I	(2,470,038)	(2,334,522)
Class P	(1,121)	(1,464)
Class R2	(15,577)	(5,781)
Class R3	(108,350)	(41,103)
Class R4	(16,612)	(68)
Class R5	(26,598)	(78)
Class R6	(22,874)	(118)
Class T	–	–
Net realized gain
Class A	–	(6,077,165)
Class B	–	(92,296)
Class C	–	(1,231,535)
Class F	–	(4,392,710)
Class I	–	(10,107,379)
Class P	–	(17,397)
Class R2	–	(38,773)
Class R3	–	(337,158)
Class R4	–	(347)
Class R5	–	(338)
Class R6	–	(502)
Total distributions to shareholders	(4,401,411)	(26,685,839)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	364,531,156	162,415,053
Reinvestment of distributions	4,117,627	24,801,645
Cost of shares reacquired	(288,977,464)	(208,561,854)
Net increase (decrease) in net assets resulting from capital share transactions	79,671,319	(21,345,156)
Net increase (decrease) in net assets	236,975,767	(55,936,398)
NET ASSETS:
Beginning of year	$565,316,532	$621,252,930
End of year	$802,292,299	$565,316,532
Undistributed (distributions in excess of) net investment income	$4,820,742	$1,955,827

94	See Notes to Financial Statements.

Value Opportunities Fund
For the Year Ended	For the Year Ended
October 31, 2017	October 31, 2016

$3,803,259	$1,588,832

189,398,531	157,322,302

246,055,550	(55,911,286)

439,257,340	102,999,848

–	–
–	–
(744,559)	–
(875,266)	–
–	–
–	–
–	–
(2,857)	–
(83,687)	–
(122,483)	–
–	–

(57,219,828)	(72,951,605)
(455,599)	(870,863)
(21,417,677)	(27,261,109)
(39,955,662)	(38,590,474)
(26,858,098)	(38,495,440)
(2,180,705)	(3,022,260)
(381,708)	(516,346)
(6,001,389)	(8,254,498)
(194,885)	(689)
(2,454,897)	(669)
(3,441,365)	(2,015,955)
(162,390,665)	(191,979,908)

1,474,040,599	649,722,205
152,980,526	179,896,069
(1,388,276,457)	(768,820,227)

238,744,668	60,798,047
515,611,343	(28,182,013)

$2,674,648,573	$2,702,830,586
$3,190,259,916	$2,674,648,573

$1,574,608	$(399,799)

See Notes to Financial Statements.	95

Financial Highlights

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2017	$ 25.94	$ (0.05)	$ 5.96	$ 5.91	$–	$ (2.93)	$ (2.93)
10/31/2016	29.79	(0.03)	0.19	0.16	(0.19)	(3.82)	(4.01)
10/31/2015	32.40	0.02	0.78	0.80	(0.48)	(2.93)	(3.41)
10/31/2014	32.63	0.02	2.16	2.18	(1.29)	(1.12)	(2.41)
10/31/2013	24.71	0.09	8.92	9.01	(0.04)	(1.05)	(1.09)

Class B
10/31/2017	23.30	(0.19)	5.26	5.07	–	(2.93)	(2.93)
10/31/2016	27.16	(0.18)	0.14	(0.04)	–	(3.82)	(3.82)
10/31/2015	29.77	(0.17)	0.70	0.53	(0.21)	(2.93)	(3.14)
10/31/2014	30.16	(0.19)	1.98	1.79	(1.06)	(1.12)	(2.18)
10/31/2013	23.05	(0.09)	8.25	8.16	–	(1.05)	(1.05)

Class C
10/31/2017	22.96	(0.21)	5.21	5.00	–	(2.93)	(2.93)
10/31/2016	26.83	(0.19)	0.14	(0.05)	–	(3.82)	(3.82)
10/31/2015	29.51	(0.19)	0.71	0.52	(0.27)	(2.93)	(3.20)
10/31/2014	29.95	(0.20)	1.98	1.78	(1.10)	(1.12)	(2.22)
10/31/2013	22.89	(0.10)	8.21	8.11	–	(1.05)	(1.05)

Class F
10/31/2017	26.01	(0.02)	6.00	5.98	–	(2.93)	(2.93)
10/31/2016	29.87	0.02	0.17	0.19	(0.23)	(3.82)	(4.05)
10/31/2015	32.49	0.07	0.78	0.85	(0.54)	(2.93)	(3.47)
10/31/2014	32.71	0.06	2.17	2.23	(1.33)	(1.12)	(2.45)
10/31/2013	24.77	0.14	8.93	9.07	(0.08)	(1.05)	(1.13)

Class F3
4/4/2017 to 10/31/2017(c)	26.15	(0.01)	3.38	3.37	–	–	–

Class I
10/31/2017	26.34	0.02	6.07	6.09	–	(2.93)	(2.93)
10/31/2016	30.20	0.02	0.20	0.22	(0.26)	(3.82)	(4.08)
10/31/2015	32.81	0.11	0.78	0.89	(0.57)	(2.93)	(3.50)
10/31/2014	33.01	0.10	2.18	2.28	(1.36)	(1.12)	(2.48)
10/31/2013	24.99	0.17	9.01	9.18	(0.11)	(1.05)	(1.16)

96	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$ 28.92	24.55		0.41		0.54		(0.19)		$ 510,601	6
25.94	0.91		0.27		0.55		(0.10)		507,241	13
29.79	2.54		0.25		0.53		0.08		580,945	8
32.40	6.89		0.25		0.53		0.07		586,429	5
32.63	37.98		0.25		0.54		0.33		567,124	8

25.44	23.64		1.16		1.30		(0.82)		1,317	6
23.30	0.16		1.02		1.30		(0.80)		4,709	13
27.16	1.76		1.00		1.28		(0.61)		9,907	8
29.77	6.09		1.00		1.28		(0.65)		16,870	5
30.16	36.93		1.00		1.29		(0.36)		22,883	8

25.03	23.69		1.16		1.29		(0.92)		224,568	6
22.96	0.12		1.02		1.30		(0.84)		265,906	13
26.83	1.76		1.00		1.28		(0.67)		314,946	8
29.51	6.09		1.00		1.27		(0.68)		318,668	5
29.95	36.97		0.99		1.28		(0.40)		294,780	8

29.06	24.78		0.27		0.39		(0.06)		247,908	6
26.01	1.05		0.12		0.40		0.06		230,558	13
29.87	2.68		0.10		0.38		0.23		271,865	8
32.49	7.05		0.10		0.38		0.20		267,679	5
32.71	38.19		0.10		0.39		0.49		197,939	8

29.52	12.89	(d)	0.09	(e)	0.19	(e)	(0.08	)(e)	34,672	6

29.50	24.90		0.16		0.30		0.06		69,232	6
26.34	1.15		0.02		0.30		0.09		67,982	13
30.20	2.78		0.00		0.28		0.36		43,135	8
32.81	7.14		0.00		0.28		0.31		52,339	5
33.01	38.32		0.00		0.29		0.60		44,998	8

See Notes to Financial Statements.	97

Financial Highlights (concluded)

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2017	$ 25.34	$ (0.14)	$ 5.80	$ 5.66	$ –	$ (2.93)	$ (2.93)
10/31/2016	29.16	(0.11)	0.18	0.07	(0.07)	(3.82)	(3.89)
10/31/2015	31.81	(0.07)	0.75	0.68	(0.40)	(2.93)	(3.33)
10/31/2014	32.07	(0.09)	2.13	2.04	(1.18)	(1.12)	(2.30)
10/31/2013	24.35	0.04	8.73	8.77	–	(1.05)	(1.05)

Class R3
10/31/2017	25.46	(0.11)	5.83	5.72	–	(2.93)	(2.93)
10/31/2016	29.30	(0.09)	0.19	0.10	(0.12)	(3.82)	(3.94)
10/31/2015	31.93	(0.05)	0.76	0.71	(0.41)	(2.93)	(3.34)
10/31/2014	32.18	(0.05)	2.13	2.08	(1.21)	(1.12)	(2.33)
10/31/2013	24.41	0.04	8.78	8.82	–	(1.05)	(1.05)

Class R4
10/31/2017	25.90	(0.09)	6.00	5.91	–	(2.93)	(2.93)
10/31/2016	29.79	(0.07)	0.23	0.16	(0.23)	(3.82)	(4.05)
6/30/2015 to 10/31/2015(f)	31.87	(0.03)	(2.05)	(2.08)	–	–	–

Class R5
10/31/2017	26.35	(0.04)	6.14	6.10	–	(2.93)	(2.93)
10/31/2016	30.20	0.04	0.19	0.23	(0.26)	(3.82)	(4.08)
6/30/2015 to 10/31/2015(f)	32.28	–	(2.08)	(2.08)	–	–	–

Class R6
10/31/2017	26.34	(0.01)	6.12	6.11	–	(2.93)	(2.93)
10/31/2016	30.20	– (g)	0.23	0.23	(0.27)	(3.82)	(4.09)
6/30/2015 to 10/31/2015(f)	32.28	– (g)	(2.08)	(2.08)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.
(g)	Amount less than $0.01.

98	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$28.07	$24.11		0.76		0.89		(0.55)		$3,064	6
25.34	0.57		0.62		0.90		(0.45)		2,704	13
29.16	2.16		0.60		0.88		(0.22)		2,704	8
31.81	6.55		0.60		0.88		(0.30)		3,479	5
32.07	37.49		0.60		0.89		0.14		2,738	8

28.25	24.24		0.65		0.79		(0.43)		33,190	6
25.46	0.68		0.52		0.80		(0.35)		34,223	13
29.30	2.28		0.50		0.78		(0.17)		36,656	8
31.93	6.62		0.50		0.78		(0.15)		36,695	5
32.18	37.60		0.50		0.79		0.13		34,574	8

28.88	24.60		0.42		0.53		(0.34)		1,998	6
25.90	0.91		0.28		0.55		(0.27)		278	13
29.79	(6.53	)(d)	0.25	(e)	0.53	(e)	(0.25	)(e)	9	8

29.52	24.93		0.18		0.28		(0.13)		84	6
26.35	1.19		–		0.30		0.16		9	13
30.20	(6.44	)(d)	0.00	(e)	0.28	(e)	0.00	(e)	9	8

29.52	24.98		0.09		0.19		(0.03)		3,855	6
26.34	1.17		0.03		0.17		(0.01)		675	13
30.20	(6.44	)(d)	0.00	(e)	0.12	(e)	0.03	(e)	9	8

See Notes to Financial Statements.	99

Financial Highlights

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2017	$12.54	$0.17	$1.94	$2.11	$(0.19)	$(0.47)	$(0.66)
10/31/2016	13.32	0.19	0.34	0.53	(0.17)	(1.14)	(1.31)
10/31/2015	16.00	0.15	0.04	0.19	(0.10)	(2.77)	(2.87)
10/31/2014	16.83	0.07	1.67	1.74	(0.04)	(2.53)	(2.57)
10/31/2013	13.08	0.07	3.92	3.99	(0.09)	(0.15)	(0.24)

Class B
10/31/2017	11.44	0.07	1.77	1.84	(0.08)	(0.47)	(0.55)
10/31/2016	12.24	0.10	0.30	0.40	(0.06)	(1.14)	(1.20)
10/31/2015	14.92	0.04	0.05	0.09	–	(2.77)	(2.77)
10/31/2014	15.91	(0.03)	1.57	1.54	–	(2.53)	(2.53)
10/31/2013	12.36	(0.02)	3.72	3.70	– (c)	(0.15)	(0.15)

Class C
10/31/2017	11.33	0.07	1.76	1.83	(0.11)	(0.47)	(0.58)
10/31/2016	12.14	0.09	0.31	0.40	(0.07)	(1.14)	(1.21)
10/31/2015	14.83	0.04	0.04	0.08	– (c)	(2.77)	(2.77)
10/31/2014	15.83	(0.03)	1.56	1.53	–	(2.53)	(2.53)
10/31/2013	12.31	(0.02)	3.70	3.68	(0.01)	(0.15)	(0.16)

Class F
10/31/2017	12.44	0.19	1.93	2.12	(0.22)	(0.47)	(0.69)
10/31/2016	13.23	0.21	0.33	0.54	(0.19)	(1.14)	(1.33)
10/31/2015	15.93	0.17	0.05	0.22	(0.15)	(2.77)	(2.92)
10/31/2014	16.77	0.10	1.67	1.77	(0.08)	(2.53)	(2.61)
10/31/2013	13.03	0.11	3.90	4.01	(0.12)	(0.15)	(0.27)

Class F3
4/4/2017 to 10/31/2017(d)	13.24	0.11	0.77	0.88	–	–	–

Class I
10/31/2017	12.62	0.21	1.96	2.17	(0.23)	(0.47)	(0.70)
10/31/2016	13.40	0.23	0.34	0.57	(0.21)	(1.14)	(1.35)
10/31/2015	16.11	0.18	0.04	0.22	(0.16)	(2.77)	(2.93)
10/31/2014	16.93	0.12	1.69	1.81	(0.10)	(2.53)	(2.63)
10/31/2013	13.15	0.13	3.94	4.07	(0.14)	(0.15)	(0.29)

Class P
10/31/2017	12.32	0.14	1.92	2.06	(0.17)	(0.47)	(0.64)
10/31/2016	13.10	0.17	0.33	0.50	(0.14)	(1.14)	(1.28)
10/31/2015	15.79	0.12	0.04	0.16	(0.08)	(2.77)	(2.85)
10/31/2014	16.64	0.05	1.65	1.70	(0.02)	(2.53)	(2.55)
10/31/2013	12.92	0.06	3.88	3.94	(0.07)	(0.15)	(0.22)

100	See Notes to Financial Statements.

			Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses (%)		Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$13.99	17.45		0.96		1.29	$1,571,170	96
12.54	4.36		0.98		1.60	1,653,389	135
13.32	1.18		0.97		1.09	2,027,292	149
16.00	11.65		1.05		0.43	2,683,790	113
16.83	31.11		1.06		0.50	3,031,190	87

12.73	16.55		1.72		0.60	4,031	96
11.44	3.65		1.73		0.87	15,928	135
12.24	0.37		1.72		0.34	28,798	149
14.92	10.91		1.71		(0.23)	45,475	113
15.91	30.32		1.71		(0.12)	62,409	87

12.58	16.63		1.71		0.55	445,017	96
11.33	3.59		1.73		0.85	544,649	135
12.14	0.40		1.72		0.34	713,824	149
14.83	10.90		1.71		(0.22)	986,381	113
15.83	30.30		1.71		(0.15)	1,012,597	87

13.87	17.62		0.81		1.43	323,584	96
12.44	4.48		0.83		1.76	304,083	135
13.23	1.35		0.82		1.25	436,263	149
15.93	11.93		0.81		0.68	793,101	113
16.77	31.49		0.82		0.75	716,579	87

14.12	6.65	(e)	0.62	(f)	1.42 (f)	20,497	96

14.09	17.81		0.72		1.54	120,146	96
12.62	4.64		0.73		1.87	142,316	135
13.40	1.37		0.72		1.36	236,867	149
16.11	12.05		0.71		0.78	449,870	113
16.93	31.66		0.72		0.84	531,676	87

13.74	17.28		1.17		1.11	7,096	96
12.32	4.17		1.18		1.40	10,798	135
13.10	0.94		1.17		0.90	13,733	149
15.79	11.51		1.16		0.32	21,373	113
16.64	31.08		1.17		0.42	26,424	87

See Notes to Financial Statements.	101

Financial Highlights (concluded)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2017	$12.27	$0.12	$1.91	$2.03	$(0.15)	$(0.47)	$(0.62)
10/31/2016	13.05	0.15	0.33	0.48	(0.12)	(1.14)	(1.26)
10/31/2015	15.71	0.10	0.04	0.14	(0.03)	(2.77)	(2.80)
10/31/2014	16.57	0.03	1.64	1.67	– (c)	(2.53)	(2.53)
10/31/2013	12.87	0.04	3.87	3.91	(0.06)	(0.15)	(0.21)

Class R3
10/31/2017	12.34	0.14	1.90	2.04	(0.16)	(0.47)	(0.63)
10/31/2016	13.12	0.16	0.33	0.49	(0.13)	(1.14)	(1.27)
10/31/2015	15.80	0.11	0.06	0.17	(0.08)	(2.77)	(2.85)
10/31/2014	16.66	0.04	1.65	1.69	(0.02)	(2.53)	(2.55)
10/31/2013	12.94	0.05	3.89	3.94	(0.07)	(0.15)	(0.22)

Class R4
10/31/2017	12.52	0.16	1.95	2.11	(0.22)	(0.47)	(0.69)
10/31/2016	13.32	0.17	0.36	0.53	(0.19)	(1.14)	(1.33)
6/30/2015 to 10/31/2015(g)	13.52	0.05	(0.25)	(0.20)	–	–	–

Class R5
10/31/2017	12.63	0.19	1.97	2.16	(0.23)	(0.47)	(0.70)
10/31/2016	13.41	0.17	0.40	0.57	(0.21)	(1.14)	(1.35)
6/30/2015 to 10/31/2015(g)	13.60	0.06	(0.25)	(0.19)	–	–	–

Class R6
10/31/2017	12.64	0.21	1.97	2.18	(0.23)	(0.47)	(0.70)
10/31/2016	13.41	0.23	0.35	0.58	(0.21)	(1.14)	(1.35)
6/30/2015 to 10/31/2015(g)	13.60	0.06	(0.25)	(0.19)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

102	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$13.68	17.07		1.31		0.93		$8,062	96
12.27	3.97		1.33		1.25		7,952	135
13.05	0.81		1.33		0.76		10,543	149
15.71	11.33		1.31		0.17		19,744	113
16.57	30.87		1.31		0.26		25,111	87

13.75	17.19		1.21		1.04		147,010	96
12.34	4.09		1.23		1.35		157,626	135
13.12	0.97		1.22		0.84		206,984	149
15.80	11.41		1.21		0.28		304,459	113
16.66	31.04		1.21		0.35		322,951	87

13.94	17.45		0.95		1.19		4,355	96
12.52	4.37		0.95		1.40		121	135
13.32	(1.48	)(e)	0.93	(f)	1.12	(f)	10	149

14.09	17.73		0.70		1.40		1,049	96
12.63	4.64		0.68		1.40		125	135
13.41	(1.40	)(e)	0.68	(f)	1.37	(f)	10	149

14.12	17.97		0.62		1.51		6,440	96
12.64	4.73		0.61		1.88		123	135
13.41	(1.40	)(e)	0.59	(f)	1.46	(f)	10	149

See Notes to Financial Statements.	103

Financial Highlights

GLOBAL CORE EQUITY FUND

	Per Share Operating Performance:
		Investment Operations:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations
Class A
1/17/2017 to 10/31/2017(e)	$10.00	$0.08	$1.50	$1.58

Class C
1/17/2017 to 10/31/2017(e)	10.00	(0.02)	1.54	1.52

Class F
1/17/2017 to 10/31/2017(e)	10.00	0.10	1.50	1.60

Class F3
4/4/2017 to 10/31/2017(f)	10.28	0.07	1.26	1.33

Class I
1/17/2017 to 10/31/2017(e)	10.00	0.10	1.51	1.61

Class R2
1/17/2017 to 10/31/2017(e)	10.00	0.05	1.50	1.55

Class R3
1/17/2017 to 10/31/2017(e)	10.00	0.06	1.50	1.56

Class R4
1/17/2017 to 10/31/2017(e)	10.00	0.08	1.50	1.58

Class R5
1/17/2017 to 10/31/2017(e)	10.00	0.10	1.51	1.61

Class R6
1/17/2017 to 10/31/2017(e)	10.00	0.11	1.50	1.61

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Commenced on January 17, 2017.
(f)	Commenced on April 4, 2017.

104	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)(c)	Total expenses after waivers and/or reimburse- ments (%)(d)	Total expenses (%)(d)	Net investment income (loss) (%)(d)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.58	15.80	1.05	5.00	0.96	$1,667	140

11.52	15.20	1.80	5.61	(0.24)	336	140

11.60	16.00	0.90	4.86	1.12	1,178	140

11.61	12.94	0.75	4.78	1.04	11	140

11.61	16.10	0.80	4.76	1.23	1,137	140

11.55	15.50	1.40	5.36	0.64	12	140

11.56	15.60	1.30	5.25	0.74	12	140

11.58	15.80	1.05	5.00	0.93	12	140

11.61	16.10	0.80	4.74	1.25	12	140

11.61	16.10	0.75	4.72	1.30	12	140

See Notes to Financial Statements.	105

Financial Highlights

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2017	$22.42	$(0.06)	$ 6.61	$ 6.55	$–	$–	$–
10/31/2016	23.73	0.03	(0.24)	(0.21)	–	(1.10)	(1.10)
10/31/2015	23.08	(0.02)	1.96	1.94	–	(1.29)	(1.29)
10/31/2014	21.44	– (c)	3.01	3.01	–	(1.37)	(1.37)
10/31/2013	15.15	(0.03)	6.36	6.33	(0.04)	–	(0.04)

Class B
10/31/2017	21.77	(0.21)	6.37	6.16	–	–	–
10/31/2016	23.24	(0.13)	(0.24)	(0.37)	–	(1.10)	(1.10)
10/31/2015	22.79	(0.18)	1.92	1.74	–	(1.29)	(1.29)
10/31/2014	21.33	(0.15)	2.98	2.83	–	(1.37)	(1.37)
2/11/2013 to 10/31/2013(e)	16.56	(0.11)	4.88	4.77	–	–	–

Class C
10/31/2017	21.54	(0.24)	6.33	6.09	–	–	–
10/31/2016	23.01	(0.14)	(0.23)	(0.37)	–	(1.10)	(1.10)
10/31/2015	22.57	(0.19)	1.92	1.73	–	(1.29)	(1.29)
10/31/2014	21.14	(0.15)	2.95	2.80	–	(1.37)	(1.37)
10/31/2013	15.02	(0.15)	6.30	6.15	(0.03)	–	(0.03)

Class F
10/31/2017	22.59	(0.01)	6.68	6.67	–	–	–
10/31/2016	23.87	0.06	(0.24)	(0.18)	–	(1.10)	(1.10)
10/31/2015	23.17	0.01	1.98	1.99	–	(1.29)	(1.29)
10/31/2014	21.49	0.04	3.01	3.05	–	(1.37)	(1.37)
10/31/2013	15.18	– (c)	6.39	6.39	(0.08)	–	(0.08)

Class F3
4/4/2017 to 10/31/2017(h)	24.81	(0.03)	4.68	4.65	–	–	–

Class I
10/31/2017	22.69	(0.01)	6.72	6.71	–	–	–
10/31/2016	23.95	0.08	(0.24)	(0.16)	–	(1.10)	(1.10)
10/31/2015	23.23	0.04	1.97	2.01	–	(1.29)	(1.29)
10/31/2014	21.51	0.06	3.03	3.09	–	(1.37)	(1.37)
10/31/2013	15.20	0.04	6.36	6.40	(0.09)	–	(0.09)

Class R2
10/31/2017	22.35	(0.15)	6.58	6.43	–	–	–
10/31/2016	23.74	(0.05)	(0.24)	(0.29)	–	(1.10)	(1.10)
10/31/2015	23.17	(0.10)	1.96	1.86	–	(1.29)	(1.29)
10/31/2014	21.58	(0.07)	3.03	2.96	–	(1.37)	(1.37)
10/31/2013	15.19	0.04	6.38	6.42	(0.03)	–	(0.03)

106	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$28.97	29.21	0.91		0.96		(0.23)		$754,101	192
22.42	(0.96)	0.85		0.98		0.12		750,576	246
23.73	8.84	0.85		0.99		(0.09)		742,393	271
23.08	15.59	0.85		1.04		0.01		495,861	507
21.44	42.20	0.85		1.34		(0.14)		191,798	451	(d)

27.93	28.30	1.65		1.71		(0.90)		583	192
21.77	(1.74)	1.60		1.73		(0.60)		2,287	246
23.24	8.08	1.59		1.73		(0.81)		4,191	271
22.79	13.77	1.56		1.75		(0.69)		6,332	507
21.33	29.05 (f)	1.49	(g)	1.88	(g)	(0.82	)(g)	8,041	451	(d)

27.63	28.27	1.66		1.71		(0.99)		523,008	192
21.54	(1.72)	1.60		1.73		(0.64)		482,693	246
23.01	8.07	1.59		1.74		(0.84)		414,557	271
22.57	13.81	1.56		1.76		(0.71)		236,853	507
21.14	41.24	1.45		1.88		(0.79)		66,471	451	(d)

29.26	29.53	0.70		0.81		(0.04)		1,103,103	192
22.59	(0.82)	0.70		0.83		0.26		763,623	246
23.87	9.03	0.70		0.84		0.06		733,463	271
23.17	14.80	0.68		0.87		0.17		498,908	507
21.49	42.51	0.60		1.07		0.01		109,011	451	(d)

29.46	18.74 (f)	0.59	(g)	0.62	(g)	(0.19	)(g)	18,841	192

29.40	29.57	0.67		0.70		(0.06)		303,795	192
22.69	(0.73)	0.60		0.74		0.36		98,506	246
23.95	9.10	0.60		0.74		0.16		96,090	271
23.23	14.93	0.57		0.76		0.29		71,803	507
21.51	42.67	0.50		0.95		0.21		50,326	451	(d)

28.78	28.77	1.26		1.30		(0.60)		1,784	192
22.35	(1.35)	1.20		1.34		(0.24)		1,267	246
23.74	8.49	1.20		1.34		(0.44)		593	271
23.17	14.24	1.18		1.37		(0.31)		342	507
21.58	42.62	0.58		1.70		0.22		44	451	(d)

See Notes to Financial Statements.	107

Financial Highlights (concluded)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2017	$22.25	$(0.12)	$ 6.55	$ 6.43	$–	$–	$–
10/31/2016	23.62	(0.04)	(0.23)	(0.27)	–	(1.10)	(1.10)
10/31/2015	23.03	(0.08)	1.96	1.88	–	(1.29)	(1.29)
10/31/2014	21.45	(0.04)	2.99	2.95	–	(1.37)	(1.37)
10/31/2013	15.16	(0.06)	6.38	6.32	(0.03)	–	(0.03)

Class R4
10/31/2017	22.42	(0.08)	6.63	6.55	–	–	–
10/31/2016	23.74	(0.01)	(0.21)	(0.22)	–	(1.10)	(1.10)
6/30/2015 to 10/31/2015(i)	23.42	(0.01)	0.33	0.32	–	–	–

Class R5
10/31/2017	22.70	– (c)	6.71	6.71	–	–	–
10/31/2016	23.95	0.02	(0.17)	(0.15)	–	(1.10)	(1.10)
6/30/2015 to 10/31/2015(i)	23.61	0.01	0.33	0.34	–	–	–

Class R6
10/31/2017	22.72	(0.02)	6.76	6.74	–	–	–
10/31/2016	23.96	0.08	(0.22)	(0.14)	–	(1.10)	(1.10)
6/30/2015 to 10/31/2015(i)	23.61	0.02	0.33	0.35	–	–	–

Class T
7/28/2017 to 10/31/2017(j)	27.04	(0.02)	1.96	1.94	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.
(e)	Commenced on February 11, 2013.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on April 4, 2017.
(i)	Commenced on June 30, 2015.
(j)	Commenced on July 28, 2017.

108	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$28.68	28.90		1.16		1.21		(0.48)		$13,261	192
22.25	(1.23)		1.10		1.24		(0.17)		13,471	246
23.62	8.58		1.10		1.24		(0.35)		13,501	271
23.03	14.34		1.07		1.26		(0.20)		10,191	507
21.45	41.98		1.00		1.39		(0.33)		8,289	451	(d)

28.97	29.21		0.92		0.95		(0.31)		4,698	192
22.42	(1.00)		0.85		1.00		(0.03)		1,735	246
23.74	1.37	(f)	0.87	(g)	0.99	(g)	(0.18	)(g)	10	271

29.41	29.56		0.67		0.71		(0.01)		5,810	192
22.70	(0.68)		0.60		0.75		0.08		3,700	246
23.95	1.44	(f)	0.60	(g)	0.72	(g)	0.09	(g)	10	271

29.46	29.67		0.59		0.62		(0.06)		20,884	192
22.72	(0.64)		0.50		0.63		0.34		1,534	246
23.96	1.48	(f)	0.48	(g)	0.60	(g)	0.21	(g)	10	271

28.98	7.17	(f)	0.83		0.83		(0.30)		11	192

See Notes to Financial Statements.	109

Financial Highlights

INTERNATIONAL DIVIDEND INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2017	$ 6.71	$ 0.22	$ 0.95	$ 1.17	$ (0.25)	$ –	$ (0.25)
10/31/2016	7.05	0.24	(0.35)	(0.11)	(0.23)	–	(0.23)
10/31/2015	8.75	0.25	(1.22)	(0.97)	(0.24)	(0.49)	(0.73)
10/31/2014	9.11	0.36	(0.31)	0.05	(0.41)	–	(0.41)
10/31/2013	7.80	0.33	1.31	1.64	(0.33)	–	(0.33)

Class C
10/31/2017	6.66	0.17	0.92	1.09	(0.19)	–	(0.19)
10/31/2016	6.99	0.19	(0.34)	(0.15)	(0.18)	–	(0.18)
10/31/2015	8.68	0.19	(1.20)	(1.01)	(0.19)	(0.49)	(0.68)
10/31/2014	9.04	0.31	(0.31)	–	(0.36)	–	(0.36)
10/31/2013	7.75	0.28	1.29	1.57	(0.28)	–	(0.28)

Class F
10/31/2017	6.73	0.24	0.95	1.19	(0.26)	–	(0.26)
10/31/2016	7.06	0.25	(0.34)	(0.09)	(0.24)	–	(0.24)
10/31/2015	8.77	0.27	(1.23)	(0.96)	(0.26)	(0.49)	(0.75)
10/31/2014	9.12	0.39	(0.30)	0.09	(0.44)	–	(0.44)
10/31/2013	7.81	0.36	1.30	1.66	(0.35)	–	(0.35)

Class F3
4/4/2017 to 10/31/2017(c)	7.03	(0.01)	0.79	0.78	(0.14)	–	(0.14)

Class I
10/31/2017	6.75	0.25	0.94	1.19	(0.26)	–	(0.26)
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	–	(0.25)
10/31/2015	8.79	0.27	(1.22)	(0.95)	(0.27)	(0.49)	(0.76)
10/31/2014	9.14	0.42	(0.32)	0.10	(0.45)	–	(0.45)
10/31/2013	7.83	0.36	1.31	1.67	(0.36)	–	(0.36)

Class R2
10/31/2017	6.86	0.21	0.95	1.16	(0.22)	–	(0.22)
10/31/2016	7.19	0.22	(0.35)	(0.13)	(0.20)	–	(0.20)
10/31/2015	8.92	0.22	(1.24)	(1.02)	(0.22)	(0.49)	(0.71)
10/31/2014	9.27	0.36	(0.32)	0.04	(0.39)	–	(0.39)
10/31/2013	7.94	0.32	1.32	1.64	(0.31)	–	(0.31)

110	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$ 7.63	17.68	1.12		1.14		3.15		$ 367,465	61
6.71	(1.52)	1.12		1.20		3.57		419,886	58
7.05	(11.74)	1.12		1.19		3.14		710,835	77
8.75	0.47	1.12		1.24		3.99		1,000,763	72
9.11	21.54	1.12		1.27		3.94		954,305	78

7.56	16.60	1.87		1.89		2.41		68,558	61
6.66	(2.01)	1.87		1.95		2.85		86,306	58
6.99	(12.49)	1.84		1.90		2.40		142,492	77
8.68	(0.14)	1.77		1.89		3.42		191,120	72
9.04	20.70	1.77		1.92		3.33		143,807	78

7.66	17.96	0.91		0.99		3.37		95,299	61
6.73	(1.22)	0.91		1.05		3.78		111,056	58
7.06	(11.65)	0.90		1.00		3.38		210,696	77
8.77	0.83	0.87		0.99		4.24		322,648	72
9.12	21.80	0.87		1.02		4.23		228,586	78

7.67	11.16 (d)	0.77	(e)	0.83	(e)	(0.19	)(e)	27,215	61

7.68	18.02	0.81		0.89		3.48		471,341	61
6.75	(1.10)	0.81		0.95		3.90		710,951	58
7.08	(11.52)	0.80		0.91		3.50		1,080,845	77
8.79	0.93	0.77		0.89		4.53		963,200	72
9.14	21.86	0.77		0.92		4.28		1,005,558	78

7.80	17.17	1.47		1.49		2.93		592	61
6.86	(1.70)	1.47		1.55		3.28		680	58
7.19	(12.13)	1.44		1.51		2.80		1,029	77
8.92	0.33	1.37		1.49		3.86		1,298	72
9.27	21.13	1.37		1.52		3.73		860	78

See Notes to Financial Statements.	111

Financial Highlights (concluded)

INTERNATIONAL DIVIDEND INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2017	$6.78	$0.21	$ 0.95	$ 1.16	$ (0.23)	$ –	$(0.23)
10/31/2016	7.11	0.22	(0.34)	(0.12)	(0.21)	–	(0.21)
10/31/2015	8.83	0.23	(1.23)	(1.00)	(0.23)	(0.49)	(0.72)
10/31/2014	9.18	0.37	(0.32)	0.05	(0.40)	–	(0.40)
10/31/2013	7.86	0.35	1.29	1.64	(0.32)	–	(0.32)

Class R4
10/31/2017	6.71	0.21	0.95	1.16	(0.25)	–	(0.25)
10/31/2016	7.05	0.24	(0.35)	(0.11)	(0.23)	–	(0.23)
6/30/2015 to 10/31/2015(f)	7.75	0.05	(0.72)	(0.67)	(0.03)	–	(0.03)

Class R5
10/31/2017	6.74	0.24	0.94	1.18	(0.26)	–	(0.26)
10/31/2016	7.08	0.26	(0.35)	(0.09)	(0.25)	–	(0.25)
6/30/2015 to 10/31/2015(f)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)

Class R6
10/31/2017	6.75	0.26	0.92	1.18	(0.26)	–	(0.26)
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	–	(0.25)
6/30/2015 to 10/31/2015(f)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

112	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$ 7.71	17.35		1.37		1.39		2.90		$ 12,888	61
6.78	(1.58)		1.37		1.44		3.29		12,697	58
7.11	(12.03)		1.34		1.40		2.93		12,680	77
8.83	0.41		1.27		1.39		4.03		11,273	72
9.18	21.30		1.27		1.42		4.11		5,200	78

7.62	17.60		1.11		1.11		2.85		38	61
6.71	(1.48)		1.12		1.16		3.57		9	58
7.05	(8.56	)(d)	1.12	(e)	1.15	(e)	2.02	(e)	9	77

7.66	17.90		0.87		0.86		3.39		11	61
6.74	(1.24)		0.87		0.92		3.81		9	58
7.08	(8.46	)(d)	0.87	(e)	0.90	(e)	2.28	(e)	9	77

7.67	17.88		0.81		0.83		3.45		2,229	61
6.75	(1.09)		0.80		0.82		3.88		9	58
7.08	(8.46	)(d)	0.80	(e)	0.80	(e)	2.34	(e)	9	77

See Notes to Financial Statements.	113

Financial Highlights

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2017	$12.03	$0.18	$ 2.15	$ 2.33	$(0.26)	$14.10
10/31/2016	12.64	0.27	(0.72)	(0.45)	(0.16)	12.03
10/31/2015	13.34	0.20	(0.75)	(0.55)	(0.15)	12.64
10/31/2014	13.97	0.17	(0.54)	(0.37)	(0.26)	13.34
10/31/2013	11.43	0.18	2.62	2.80	(0.26)	13.97

Class B
10/31/2017	11.92	0.08	2.15	2.23	(0.13)	14.02
10/31/2016	12.48	0.17	(0.70)	(0.53)	(0.03)	11.92
10/31/2015	13.15	0.10	(0.74)	(0.64)	(0.03)	12.48
10/31/2014	13.76	0.08	(0.53)	(0.45)	(0.16)	13.15
10/31/2013	11.26	0.09	2.60	2.69	(0.19)	13.76

Class C
10/31/2017	11.86	0.09	2.13	2.22	(0.16)	13.92
10/31/2016	12.45	0.18	(0.70)	(0.52)	(0.07)	11.86
10/31/2015	13.14	0.11	(0.75)	(0.64)	(0.05)	12.45
10/31/2014	13.77	0.09	(0.54)	(0.45)	(0.18)	13.14
10/31/2013	11.27	0.09	2.61	2.70	(0.20)	13.77

Class F
10/31/2017	11.96	0.22	2.12	2.34	(0.28)	14.02
10/31/2016	12.55	0.29	(0.70)	(0.41)	(0.18)	11.96
10/31/2015	13.26	0.24	(0.77)	(0.53)	(0.18)	12.55
10/31/2014	13.89	0.18	(0.51)	(0.33)	(0.30)	13.26
10/31/2013	11.36	0.18	2.64	2.82	(0.29)	13.89

Class F3
4/4/2017 to 10/31/2017(c)	12.34	0.05	1.86	1.91	–	14.25

Class I
10/31/2017	12.13	0.24	2.16	2.40	(0.30)	14.23
10/31/2016	12.73	0.33	(0.73)	(0.40)	(0.20)	12.13
10/31/2015	13.44	0.25	(0.76)	(0.51)	(0.20)	12.73
10/31/2014	14.07	0.21	(0.53)	(0.32)	(0.31)	13.44
10/31/2013	11.51	0.22	2.64	2.86	(0.30)	14.07

Class P
10/31/2017	12.03	0.15	2.16	2.31	(0.24)	14.10
10/31/2016	12.63	0.25	(0.71)	(0.46)	(0.14)	12.03
10/31/2015	13.31	0.17	(0.75)	(0.58)	(0.10)	12.63
10/31/2014	13.94	0.17	(0.55)	(0.38)	(0.25)	13.31
10/31/2013	11.39	0.16	2.63	2.79	(0.24)	13.94

114	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

19.80	1.12		1.22		1.43		$241,626	163
(3.54)	1.12		1.31		2.29		263,064	164
(4.16)	1.12		1.33		1.56		341,437	62
(2.67)	1.12		1.36		1.25		368,087	64
24.99	1.12		1.38		1.41		437,271	81

18.93	1.87		1.98		0.65		830	163
(4.23)	1.87		2.06		1.46		3,110	164
(4.86)	1.83		2.04		0.81		6,207	62
(3.33)	1.77		2.01		0.56		11,126	64
24.18	1.77		2.03		0.73		17,239	81

19.02	1.85		1.95		0.71		25,687	163
(4.21)	1.85		2.04		1.54		31,798	164
(4.86)	1.81		2.02		0.86		42,057	62
(3.31)	1.75		1.99		0.65		49,491	64
24.26	1.75		2.01		0.77		57,779	81

20.17	0.87		1.06		1.71		63,479	163
(3.24)	0.87		1.16		2.48		62,655	164
(3.99)	0.87		1.14		1.85		63,830	62
(2.46)	0.87		1.11		1.29		78,364	64
25.35	0.87		1.13		1.42		142,063	81

15.48 (d)	0.68	(e)	0.91	(e)	0.65	(e)	5,847	163

20.26	0.77		0.96		1.87		292,598	163
(3.15)	0.77		1.05		2.74		160,673	164
(3.83)	0.77		1.04		1.92		61,077	62
(2.34)	0.77		1.01		1.50		95,958	64
25.37	0.77		1.03		1.77		155,754	81

19.59	1.32		1.42		1.19		89	163
(3.65)	1.32		1.51		2.12		95	164
(4.38)	1.28		1.49		1.32		110	62
(2.77)	1.22		1.46		1.20		150	64
24.91	1.22		1.48		1.30		278	81

See Notes to Financial Statements.	115

Financial Highlights (concluded)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R2
10/31/2017	$11.99	$0.16	$ 2.12	$ 2.28	$(0.22)	$14.05
10/31/2016	12.58	0.23	(0.71)	(0.48)	(0.11)	11.99
10/31/2015	13.29	0.17	(0.76)	(0.59)	(0.12)	12.58
10/31/2014	13.92	0.15	(0.55)	(0.40)	(0.23)	13.29
10/31/2013	11.41	0.15	2.61	2.76	(0.25)	13.92

Class R3
10/31/2017	11.84	0.15	2.12	2.27	(0.24)	13.87
10/31/2016	12.44	0.23	(0.70)	(0.47)	(0.13)	11.84
10/31/2015	13.14	0.17	(0.74)	(0.57)	(0.13)	12.44
10/31/2014	13.77	0.16	(0.55)	(0.39)	(0.24)	13.14
10/31/2013	11.28	0.16	2.59	2.75	(0.26)	13.77

Class R4
10/31/2017	12.00	0.17	2.16	2.33	(0.26)	14.07
10/31/2016	12.63	0.27	(0.72)	(0.45)	(0.18)	12.00
6/30/2015 to 10/31/2015(f)	13.06	0.04	(0.47)	(0.43)	–	12.63

Class R5
10/31/2017	12.11	0.16	2.21	2.37	(0.29)	14.19
10/31/2016	12.73	0.30	(0.72)	(0.42)	(0.20)	12.11
6/30/2015 to 10/31/2015(f)	13.15	0.05	(0.47)	(0.42)	–	12.73

Class R6
10/31/2017	12.14	0.26	2.14	2.40	(0.30)	14.24
10/31/2016	12.74	0.17	(0.57)	(0.40)	(0.20)	12.14
6/30/2015 to 10/31/2015(f)	13.15	0.06	(0.47)	(0.41)	–	12.74

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

116	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

19.40		1.47		1.56		1.22		$679	163
(3.85)		1.47		1.66		1.93		517	164
(4.48)		1.43		1.64		1.31		658	62
(2.89)		1.37		1.61		1.07		1,011	64
24.65		1.37		1.63		1.20		868	81

19.63		1.34		1.44		1.23		12,674	163
(3.79)		1.36		1.54		1.99		14,945	164
(4.35)		1.33		1.53		1.35		18,466	62
(2.85)		1.26		1.50		1.15		20,156	64
24.80		1.26		1.52		1.27		19,739	81

19.92		1.10		1.18		1.25		582	163
(3.55)		1.12		1.28		2.27		9	164
(3.29	)(d)	1.12	(e)	1.25	(e)	0.89	(e)	10	62

20.10		0.87		0.94		1.21		71	163
(3.31)		0.87		1.04		2.52		9	164
(3.19	)(d)	0.87	(e)	1.00	(e)	1.14	(e)	10	62

20.35		0.70		0.86		2.04		3,074	163
(3.14)		0.65		0.88		1.39		10,765	164
(3.12	)(d)	0.70	(e)	0.84	(e)	1.31	(e)	10	62

See Notes to Financial Statements.	117

Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2017	$16.13	$ 0.09	$ 4.77	$ 4.86	$(0.11)	$ –	$(0.11)
10/31/2016	17.01	0.13	(0.30)	(0.17)	(0.10)	(0.61)	(0.71)
10/31/2015	16.22	0.09	1.36	1.45	(0.18)	(0.48)	(0.66)
10/31/2014	16.83	0.11	(0.51)	0.40	(0.21)	–	(0.21)
10/31/2013	13.17	0.10	3.82	3.92	(0.26)	–	(0.26)

Class B
10/31/2017	15.23	(0.05)	4.53	4.48	–	–	–
10/31/2016	16.11	– (c)	(0.27)	(0.27)	–	(0.61)	(0.61)
10/31/2015	15.37	(0.04)	1.30	1.26	(0.04)	(0.48)	(0.52)
10/31/2014	15.96	(0.03)	(0.46)	(0.49)	(0.10)	–	(0.10)
10/31/2013	12.49	– (c)	3.63	3.63	(0.16)	–	(0.16)

Class C
10/31/2017	15.03	(0.04)	4.47	4.43	–	–	–
10/31/2016	15.92	0.01	(0.28)	(0.27)	(0.01)	(0.61)	(0.62)
10/31/2015	15.23	(0.04)	1.29	1.25	(0.08)	(0.48)	(0.56)
10/31/2014	15.84	(0.02)	(0.46)	(0.48)	(0.13)	–	(0.13)
10/31/2013	12.41	– (c)	3.61	3.61	(0.18)	–	(0.18)

Class F
10/31/2017	16.00	0.11	4.73	4.84	(0.14)	–	(0.14)
10/31/2016	16.88	0.15	(0.29)	(0.14)	(0.13)	(0.61)	(0.74)
10/31/2015	16.11	0.10	1.37	1.47	(0.22)	(0.48)	(0.70)
10/31/2014	16.73	0.14	(0.50)	(0.36)	(0.26)	–	(0.26)
10/31/2013	13.09	0.17	3.76	3.93	(0.29)	–	(0.29)

Class F3
4/4/2017 to 10/31/2017(d)	17.75	(0.02)	3.76	3.74	–	–	–

Class I
10/31/2017	16.56	0.14	4.90	5.04	(0.16)	–	(0.16)
10/31/2016	17.44	0.17	(0.30)	(0.13)	(0.14)	(0.61)	(0.75)
10/31/2015	16.63	0.13	1.39	1.52	(0.23)	(0.48)	(0.71)
10/31/2014	17.25	0.15	(0.51)	(0.36)	(0.26)	–	(0.26)
10/31/2013	13.49	0.15	3.91	4.06	(0.30)	–	(0.30)

Class P
10/31/2017	16.40	0.04	4.88	4.92	(0.06)	–	(0.06)
10/31/2016	17.27	0.08	(0.29)	(0.21)	(0.05)	(0.61)	(0.66)
10/31/2015	16.46	0.05	1.40	1.45	(0.16)	(0.48)	(0.64)
10/31/2014	17.08	0.07	(0.51)	(0.44)	(0.18)	–	(0.18)
10/31/2013	13.36	0.09	3.88	3.97	(0.25)	–	(0.25)

118	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$20.88	30.38	1.23		0.50		$190,861	76
16.13	(0.99)	1.35		0.82		153,000	82
17.01	9.36	1.33		0.51		160,628	82
16.22	(2.39)	1.35		0.66		117,037	80
16.83	30.26	1.47		0.66		99,530	100

19.71	29.42	2.00		(0.30)		399	76
15.23	(1.72)	2.09		0.01		1,397	82
16.11	8.51	2.07		(0.24)		2,702	82
15.37	(3.09)	2.07		(0.16)		3,999	80
15.96	29.39	2.12		(0.03)		6,357	100

19.46	29.47	1.97		(0.26)		39,434	76
15.03	(1.75)	2.09		0.08		27,396	82
15.92	8.58	2.06		(0.23)		31,273	82
15.23	(3.12)	2.06		(0.10)		21,868	80
15.84	29.43	2.10		0.03		18,138	100

20.70	30.59	1.07		0.58		264,221	76
16.00	(0.84)	1.20		0.96		88,852	82
16.88	9.52	1.18		0.61		118,963	82
16.11	(2.21)	1.18		0.80		44,607	80
16.73	30.63	1.22		1.13		18,046	100

21.49	21.13 (e)	0.89	(f)	(0.15	)(f)	18,095	76

21.44	30.74	0.99		0.76		249,331	76
16.56	(0.75)	1.10		1.06		267,188	82
17.44	9.59	1.08		0.77		296,965	82
16.63	(2.10)	1.08		0.87		274,583	80
17.25	30.74	1.12		0.99		259,952	100

21.26	30.12	1.45		0.23		229	76
16.40	(1.17)	1.55		0.49		363	82
17.27	9.15	1.53		0.29		595	82
16.46	(2.60)	1.53		0.38		872	80
17.08	30.19	1.57		0.57		1,096	100

See Notes to Financial Statements.	119

Financial Highlights (concluded)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2017	$15.89	$0.04		$ 4.69	$ 4.73	$(0.09)	$ –	$(0.09)
10/31/2016	16.81	0.08		(0.30)	(0.22)	(0.09)	(0.61)	(0.70)
10/31/2015	16.05	0.02		1.35	1.37	(0.13)	(0.48)	(0.61)
10/31/2014	16.69	0.04		(0.48)	(0.44)	(0.20)	–	(0.20)
10/31/2013	13.07	0.06		3.79	3.85	(0.23)	–	(0.23)

Class R3
10/31/2017	15.85	0.02		4.71	4.73	(0.09)	–	(0.09)
10/31/2016	16.73	0.11		(0.31)	(0.20)	(0.07)	(0.61)	(0.68)
10/31/2015	15.97	0.05		1.34	1.39	(0.15)	(0.48)	(0.63)
10/31/2014	16.57	0.07		(0.49)	(0.42)	(0.18)	–	(0.18)
10/31/2013	12.98	0.06		3.78	3.84	(0.25)	–	(0.25)

Class R4
10/31/2017	16.11	0.10		4.75	4.85	(0.14)	–	(0.14)
10/31/2016	17.01	0.09		(0.26)	(0.17)	(0.12)	(0.61)	(0.73)
6/30/2015 to 10/31/2015(g)	17.49	–	(c)	(0.48)	(0.48)	–	–	–

Class R5
10/31/2017	16.56	0.15		4.88	5.03	(0.16)	–	(0.16)
10/31/2016	17.44	0.18		(0.31)	(0.13)	(0.14)	(0.61)	(0.75)
6/30/2015 to 10/31/2015(g)	17.92	0.02		(0.50)	(0.48)	–	–	–

Class R6
10/31/2017	16.60	0.20		4.85	5.05	(0.16)	–	(0.16)
10/31/2016	17.45	0.17		(0.27)	(0.10)	(0.14)	(0.61)	(0.75)
6/30/2015 to 10/31/2015(g)	17.92	0.03		(0.50)	(0.47)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

120	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$20.53	29.96		1.57		0.21		$5,228	76
15.89	(1.34)		1.71		0.49		2,520	82
16.81	8.92		1.68		0.15		935	82
16.05	(2.69)		1.68		0.26		198	80
16.69	29.97		1.72		0.40		201	100

20.49	30.07		1.47		0.14		9,828	76
15.85	(1.20)		1.59		0.67		18,124	82
16.73	9.11		1.56		0.29		9,161	82
15.97	(2.63)		1.56		0.39		6,000	80
16.57	30.14		1.62		0.45		6,133	100

20.82	30.43		1.23		0.55		3,334	76
16.11	(1.03)		1.38		0.57		1,883	82
17.01	(2.74	)(e)	1.35	(f)	0.03	(f)	10	82

21.43	30.69		0.98		0.79		4,121	76
16.56	(0.75)		1.13		1.06		2,751	82
17.44	(2.68	)(e)	1.10	(f)	0.28	(f)	10	82

21.49	30.85		0.90		1.03		17,212	76
16.60	(0.56)		0.94		1.00		1,843	82
17.45	(2.62	)(e)	0.93	(f)	0.48	(f)	13	82

See Notes to Financial Statements.	121

Financial Highlights

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain
Class A
10/31/2017	$18.95	$0.03		$2.95	$2.98	$ –	$(1.13)
10/31/2016	19.56	0.02		0.77	0.79	–	(1.40)
10/31/2015	21.67	(0.01)		0.77	0.76	–	(2.87)
10/31/2014	21.44	(0.03)		2.16	2.13	–	(1.90)
10/31/2013	15.99	–	(c)	5.45	5.45	–	–

Class B
10/31/2017	17.31	(0.10)		2.66	2.56	–	(1.13)
10/31/2016	18.12	(0.11)		0.70	0.59	–	(1.40)
10/31/2015	20.41	(0.15)		0.73	0.58	–	(2.87)
10/31/2014	20.42	(0.16)		2.05	1.89	–	(1.90)
10/31/2013	15.32	(0.12)		5.22	5.10	–	–

Class C
10/31/2017	17.31	(0.11)		2.68	2.57	–	(1.13)
10/31/2016	18.11	(0.11)		0.71	0.60	–	(1.40)
10/31/2015	20.41	(0.15)		0.72	0.57	–	(2.87)
10/31/2014	20.42	(0.16)		2.05	1.89	–	(1.90)
10/31/2013	15.32	(0.12)		5.22	5.10	–	–

Class F
10/31/2017	19.28	0.05		3.00	3.05	(0.02)	(1.13)
10/31/2016	19.85	0.04		0.79	0.83	–	(1.40)
10/31/2015	21.92	0.02		0.78	0.80	–	(2.87)
10/31/2014	21.62	0.02		2.18	2.20	–	(1.90)
10/31/2013	16.07	0.05		5.50	5.55	–	–

Class F3
4/4/2017 to 10/31/2017(e)	20.25	(0.03)		1.43	1.40	–	–

Class I
10/31/2017	19.62	0.08		3.06	3.14	(0.04)	(1.13)
10/31/2016	20.16	0.06		0.80	0.86	–	(1.40)
10/31/2015	22.20	0.04		0.79	0.83	–	(2.87)
10/31/2014	21.85	0.05		2.20	2.25	–	(1.90)
10/31/2013	16.23	0.06		5.56	5.62	–	–

Class P
10/31/2017	18.70	(0.01	)(c)	2.90	2.89	–	(1.13)
10/31/2016	19.36	(0.02)		0.76	0.74	–	(1.40)
10/31/2015	21.51	(0.05)		0.77	0.72	–	(2.87)
10/31/2014	21.32	(0.05)		2.14	2.09	–	(1.90)
10/31/2013	15.90	(0.07)		5.49	5.42	–	–

122	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$20.80	16.23		1.15		0.14		$1,028,166	57
18.95	4.33		1.17		0.09		959,416	37
19.56	3.67		1.17		(0.05)		1,026,959	47
21.67	10.72		1.26		(0.13)		1,316,790	54
21.44	34.08		1.28		(0.01)		1,372,436	69	(d)

18.74	15.29		1.90		(0.54)		2,113	57
17.31	3.51		1.92		(0.65)		7,296	37
18.12	2.93		1.92		(0.79)		11,521	47
20.41	10.02		1.91		(0.78)		18,752	54
20.42	33.29		1.93		(0.68)		24,911	69	(d)

18.75	15.35		1.89		(0.61)		335,148	57
17.31	3.57		1.92		(0.66)		330,066	37
18.11	2.87		1.92		(0.80)		356,709	47
20.41	10.02		1.91		(0.79)		404,787	54
20.42	33.29		1.93		(0.66)		400,420	69	(d)

21.18	16.34		1.00		0.27		807,684	57
19.28	4.48		1.02		0.23		663,069	37
19.85	3.84		1.02		0.09		557,742	47
21.92	10.97		1.02		0.11		550,524	54
21.62	34.54		1.03		0.26		456,370	69	(d)

21.65	6.91	(h)	0.79	(f)	(0.25	)(f)	315,394	57

21.59	16.51		0.90		0.41		397,265	57
19.62	4.57		0.92		0.34		470,399	37
20.16	3.94		0.92		0.20		557,008	47
22.20	11.10		0.92		0.21		647,442	54
21.85	34.63		0.93		0.33		675,593	69	(d)

20.46	15.96		1.35		(0.05)		33,644	57
18.70	4.10		1.37		(0.11)		36,327	37
19.36	3.50		1.37		(0.25)		42,225	47
21.51	10.58		1.36		(0.23)		49,179	54
21.32	34.09		1.37		(0.34)		54,081	69	(d)

See Notes to Financial Statements.	123

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain
Class R2
10/31/2017	$18.38	$(0.05)	$2.86	$2.81	$–	(1.13)
10/31/2016	19.08	(0.05)	0.75	0.70	–	(1.40)
10/31/2015	21.27	(0.08)	0.76	0.68	–	(2.87)
10/31/2014	21.13	(0.08)	2.12	2.04	–	(1.90)
10/31/2013	15.79	(0.04)	5.38	5.34	–	–

Class R3
10/31/2017	18.52	(0.02)	2.88	2.86	–	(1.13)
10/31/2016	19.20	(0.03)	0.75	0.72	–	(1.40)
10/31/2015	21.37	(0.06)	0.76	0.70	–	(2.87)
10/31/2014	21.20	(0.06)	2.13	2.07	–	(1.90)
10/31/2013	15.83	(0.03)	5.40	5.37	–	–

Class R4
10/31/2017	18.95	–	2.99	2.99	(0.02)	(1.13)
10/31/2016	19.57	(0.01)	0.79	0.78	–	(1.40)
6/30/2015 to 10/31/2015(g)	20.33	– (c)	(0.76)	(0.76)	–	–

Class R5
10/31/2017	19.63	0.10	3.03	3.13	(0.04)	(1.13)
10/31/2016	20.16	0.05	0.82	0.87	–	(1.40)
6/30/2015 to 10/31/2015(g)	20.93	0.01	(0.78)	(0.77)	–	–

Class R6
10/31/2017	19.66	0.09	3.07	3.16	(0.04)	(1.13)
10/31/2016	20.17	0.09	0.80	0.89	–	(1.40)
6/30/2015 to 10/31/2015(g)	20.93	0.02	(0.78)	(0.76)	–	–

Class T
7/28/2017 to 10/31/2017(i)	20.06	0.01	0.73	0.74	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.
(e)	Commenced on April 4, 2017.
(f)	Annualized.
(g)	Commenced on June 30, 2015.
(h)	Not annualized.
(i)	Commenced on July 28, 2017.

124	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$20.06	15.79		1.50		(0.25)		$9,047	57
18.38	3.94		1.52		(0.26)		6,245	37
19.08	3.33		1.53		(0.40)		7,120	47
21.27	10.42		1.52		(0.38)		10,364	54
21.13	33.82		1.53		(0.24)		13,922	69	(d)

20.25	15.94		1.39		(0.10)		88,592	57
18.52	4.03		1.42		(0.16)		99,544	37
19.20	3.42		1.42		(0.30)		114,489	47
21.37	10.54		1.41		(0.29)		133,353	54
21.20	33.92		1.43		(0.17)		130,597	69	(d)

20.79	16.27		1.15		0.01		63,867	57
18.95	4.28		1.14		(0.06)		2,929	37
19.57	(3.74	)(h)	1.15	(f)	(0.07	)(f)	10	47

21.59	16.46		0.89		0.51		5,111	57
19.63	4.62		0.89		0.24		42,825	37
20.16	(3.68	)(h)	0.89	(f)	0.19	(f)	10	47

21.65	16.60		0.78		0.45		104,218	57
19.66	4.72		0.79		0.46		56,533	37
20.17	(3.63	)(h)	0.82	(f)	0.28	(f)	29,039	47

20.80	3.69	(h)	0.99	(f)	0.12	(f)	10	57

See Notes to Financial Statements.	125

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of ten funds. This report covers the following eight funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes during the year ended October 31, 2017:

Funds	Share Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, B, C, F, F3, I, P, R2, R3, R4, R5,R6
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, B, C, F, F3 I, P, R2, R3, R4, R5, R6
Lord Abbett Global Core Equity Fund (“Global Core Equity Fund”)	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, B, C, F, F3, I, R2, R3, R4, R5, R6 and T
Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett International Equity Fund (“International Equity Fund,” formerly “International Core Equity Fund”)	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6 and T

The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Alpha Strategy Fund has not issued Class P shares. Global Core Equity Fund commenced operations on January 17, 2017. Class F3 shares commenced on April 4, 2017 and Class T shares commenced on July 28, 2017.

Each of Alpha Strategy Fund’s, Global Core Equity Fund’s, International Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests principally in mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s investment objective is to seek capital appreciation. International Dividend Income Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A and Class T shares. There is no front-end sales charge in the case of Class B, C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2014 through October 31, 2017. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3, R4 and T shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Global Core Equity Fund, International Dividend Income Fund, International Equity Fund, and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract

Notes to Financial Statements (continued)

and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain/(loss) on foreign currency related transactions in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Options-Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

(j)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(k)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the year ended October 31, 2017, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Alpha Strategy Fund	.00%(1)
Fundamental Equity Fund	.53%(2)
Global Core Equity Fund	.00%(3)
Growth Leaders Fund	.50%(4)
International Dividend Income Fund	.68%(3)
International Equity Fund	.60%(3)
International Opportunities Fund	.75%(5)
Value Opportunities Fund	.70%(6)

(1)	The management fee for Alpha Strategy Fund is based on the Fund’s average daily net assets at an annual rate of .10%. For the period November 1, 2016 through February 28, 2017, Lord Abbett had contractually agreed to waive .05% of its annual management fee. For the period November 1, 2016 through February 28, 2017, Lord Abbett voluntarily waived an additional .05% of its annual management fee. Effective March 1, 2017, Lord Abbett is voluntarily waiving the entire management fee. Lord Abbett may discontinue the voluntary waiver at any time without notice.

(2)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

(3)	The management fee for Global Core Equity Fund, International Equity Fund and International Dividend Income Fund are based on each Fund’s average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

(4)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(5)	The management fee for International Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(6)	The management fee for Value Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets.

Notes to Financial Statements (continued)

For the period from March 1, 2017 and continuing through February 28, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Funds
Classes	Global Core Equity Fund	Growth Leaders Fund		International Dividend Income Fund		International Equity Fund
A, B, C, P, R2, R3, R4, R5 and T*	.80%	0.70%	(1)	0.87%		0.87%
F and I	.80%	0.70%		0.81%		0.77%
F3 and R6	.75%	0.60%	(2)	0.81%	(3)	0.70%

(1)	0.60% prior to March 1, 2017
(2)	0.50% prior to March 1, 2017 for Class R6
(3)	0.80% prior to March 1, 2017 for Class R6
*	If applicable.

All contractual fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3, R4 and T shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to the “Distributor,” an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F	(1)(2)	Class P	Class R2	Class R3	Class R4	Class T
Service	.25%	.25%	.25%	–		.25%	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%		.20%	.35%	.25%	–	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(2)	Effective March 1, 2017 continuing through February 28, 2018, the Distributor has contractually agreed to waive Growth Leaders Fund’s 0.10% Rule 12b-1 fee for Class F. This agreement may be terminated only by the Fund’s Board of Trustees.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

The Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2017:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$88,656	$486,040
Fundamental Equity Fund	144,499	788,319
Global Core Equity Fund	563	3,083
Growth Leaders Fund	334,301	1,868,722
International Dividend Income Fund	98,492	514,025
International Equity Fund	29,123	156,703
International Opportunities Fund	89,811	491,691
Value Opportunities Fund	501,120	2,743,004

The Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2017:

Notes to Financial Statements (continued)

	Class A	Class C
Alpha Strategy Fund	$11,011	$100,254
Fundamental Equity Fund	9,267	15,245
Global Core Equity Fund	–	–
Growth Leaders Fund	78,867	77,181
International Dividend Income Fund	18,850	6,314
International Equity Fund	2,789	947
International Opportunities Fund	27,525	10,740
Value Opportunities Fund	32,096	41,650

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

Other Related Parties

Alpha Strategy Fund entered into a Servicing Arrangement with the Underlying Funds in which it invested, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Strategy Fund. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds in Alpha Strategy Fund’s Statement of Operations and Receivables from affiliates on Alpha Strategy Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with the Underlying Funds. As a result, Alpha Strategy Fund will bear its expenses fully beginning as of that date.

In addition, Fundamental Equity Fund, Growth Leaders Fund, International Dividend Income Fund, International Equity Fund, International Opportunities Fund, and Value Opportunities Fund, along with certain other funds managed by Lord Abbett, entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense of each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with Fund of Funds managed by Lord Abbett. As a result, each Fund of Funds will bear its expenses fully beginning as of that date.

As of October 31, 2017, the percentages of Fundamental Equity Fund’s, Growth Leaders Fund’s, International Dividend Income Fund’s, International Equity Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Fund of Funds	Fundamental Equity Fund	Growth Leaders Fund	International Dividend Income Fund	International Equity Fund	International Opportunities Fund	Value Opportunities Fund
Alpha Strategy Fund	–	–	–	–	27.51%	6.82%
Multi-Asset Focused Growth Fund	1.12%	1.47%	–	7.95%	–	–
Multi-Asset Balanced Opportunity Fund	–	2.69%	12.92%	12.61%	–	–
Multi-Asset Global Opportunity Fund	–	0.35%	5.27%	3.11%	–	–
Multi-Asset Growth Fund	–	1.48%	11.48%	7.79%	–	–
Multi-Asset Income Fund	–	2.40%	11.74%	11.46%	–	–

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Dividend Income Fund and annually for Alpha Strategy Fund, Fundamental Equity Fund, Global Core Equity Fund, Growth Leaders Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended October 31, 2017 and fiscal year ended October 31, 2016, was as follows:

	Alpha Strategy Fund		Fundamental Equity Fund
	Year Ended 10/31/2017	Year Ended 10/31/2016	Year Ended 10/31/2017	Year Ended 10/31/2016
Distributions paid from:
Ordinary income	$–	$6,087,708	$40,226,108	$41,598,137
Net long-term capital gains	125,574,170	162,272,374	105,930,975	311,273,845
Total distributions paid	$125,574,170	$168,360,082	$146,157,083	$352,871,982

	Growth Leaders Fund		International Dividend Income Fund
	Year Ended 10/31/2017	Year Ended 10/31/2016	Year Ended 10/31/2017	Year Ended 10/31/2016
Distributions paid from:
Ordinary income	$–	$86,118,259	$39,131,477	$56,293,614
Net long-term capital gains	–	10,007,653	–	–
Total distributions paid	$–	$96,125,912	$39,131,477	$56,293,614

	International Equity Fund		International Opportunities Fund
	Year Ended 10/31/2017	Year Ended 10/31/2016	Year Ended 10/31/2017	Year Ended 10/31/2016
Distributions paid from:
Ordinary income	$11,749,068	$6,595,906	$4,401,411	$10,345,359
Net long-term capital gains	–	–	–	16,340,480
Total distributions paid	$11,749,068	$6,595,906	$4,401,411	$26,685,839

	Value Opportunities Fund
	Year Ended 10/31/2017	Year Ended 10/31/2016
Distributions paid from:
Ordinary income	$1,828,852	$–
Net long-term capital gains	160,561,813	191,979,908
Total distributions paid	$162,390,665	$191,979,908

Notes to Financial Statements (continued)

Subsequent to the Funds’ fiscal year ended October 31, 2017, year-end distributions were paid. The approximate amounts were as follows:

	Net Investment Income	Net Short-Term Capital Gain	Net Long-Term Capital Gain	Record Date	Ex-Date
Alpha Strategy Fund	$–	$–	$124,640,000.00	December 19, 2017	December 20, 2017
Fundamental Equity Fund	30,531,000	65,855,000	208,676,000	November 20, 2017	November 21, 2017
Global Core Equity Fund	46,000	200,000	–	December 14, 2017	December 15, 2017
Growth Leaders	–	126,622,000	65,684,000	November 20, 2017	November 21, 2017
International Equity Fund	13,138,000	–	–	December 14, 2017	December 15, 2017
International Opportunities Fund	7,607,000	–	29,370,000	December 14, 2017	December 15, 2017
Value Opportunities Fund	2,971,000	–	189,304,000	November 20, 2017	November 21, 2017

As of October 31, 2017, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund
Undistributed ordinary income – net	$–	$91,615,223
Undistributed long-term capital gains	$124,639,957	$208,660,350
Total undistributed earnings	124,639,957	300,275,573
Temporary differences	$(4,301,162)	$(777,376)
Unrealized gains – net	128,603,727	457,691,934
Total accumulated gains – net	$248,942,522	$757,190,131

	Global Core Equity Fund	Growth Leaders Fund
Undistributed ordinary income – net	$237,433	$126,618,433
Undistributed long-term capital gains	–	65,673,359
Total undistributed earnings	237,433	192,291,792
Temporary differences	(56)	(412,108)
Unrealized gains – net	321,505	470,090,199
Total accumulated gains – net	$558,882	$661,969,883

	International Dividend Income Fund	International Equity Fund
Undistributed ordinary income – net	$1,855,731	$12,628,573
Total undistributed earnings	1,855,731	12,628,573
Capital loss carryforwards*	(423,547,052)	(9,367,684)
Temporary differences	(215,872)	(140,477)
Unrealized gains – net	96,234,008	73,135,556
Total accumulated gains (losses) – net	$(325,673,185)	$76,255,968

* The Capital losses will carry forward indefinitely.

	International Opportunities Fund	Value Opportunities Fund
Undistributed ordinary income – net	$7,606,186	$1,999,955
Undistributed long-term capital gains	29,371,436	189,295,274
Total undistributed earnings	36,977,622	191,295,229
Temporary differences	(80,508)	(425,347)
Unrealized gains – net	126,105,848	713,197,431
Total accumulated gains – net	$163,002,962	$904,067,313

Notes to Financial Statements (continued)

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during fiscal 2017 as follows:

Alpha Strategy Fund	$ 4,140,958
Growth Leaders Fund	259,358

As of October 31, 2017, the aggregate unrealized gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Alpha	Fundamental	Global Core
	Strategy Fund	Equity Fund	Equity Fund
Tax cost	$1,003,591,752	$2,201,836,746	$4,082,067
Gross unrealized gain	155,933,062	485,468,423	398,648
Gross unrealized loss	(27,329,335)	(27,776,489)	(77,309)
Net unrealized security gain	$128,603,727	$457,691,934	$321,339

		International
	Growth	Dividend	International
	Leaders Fund	Income Fund	Equity Fund
Tax cost	$2,275,199,247	$941,844,694	$568,061,652
Gross unrealized gain	483,310,828	117,343,483	79,913,493
Gross unrealized loss	(13,220,629)	(21,132,393)	(6,738,554)
Net unrealized security gain	$470,090,199	$96,211,090	$73,174,939

	International	Value
	Opportunities Fund	Opportunities Fund
Tax cost	$665,959,490	$2,478,430,576
Gross unrealized gain	142,801,908	736,110,207
Gross unrealized loss	(18,597,095)	(22,912,776)
Net unrealized security gain	$124,204,813	$713,197,431

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, forward currency contracts and wash sales.

Permanent items identified during the fiscal year ended October 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed
	(Distributions
	in Excess of)
	Net Investment	Accumulated Net
	Income	Realized Gain (Loss)	Paid-in Capital
Alpha Strategy Fund	$2,177,475	$(2,177,475)	$–
Fundamental Equity Fund	614,008	(614,008)	–
Global Core Equity Fund	7,837	(1,042)	(6,795)
Growth Leaders Fund	7,294,342	(7,298,551)	4,209
International Dividend Income Fund	696,553	(696,553)	–
International Equity Fund	3,153,253	195,110,513	(198,263,766)
International Opportunities Fund	3,698,564	(3,698,564)	–

The permanent differences are primarily attributable to the tax treatment of net investment losses, the expiration of capital loss carryforwards, certain distributions, certain expenses, foreign currency transactions, and certain securities.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2017 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$65,056,483	$242,003,712
Fundamental Equity Fund	2,606,129,499	3,182,250,417
Global Core Equity Fund	9,073,573	5,193,468
Growth Leaders Fund	4,452,269,192	4,388,507,291
International Dividend Income Fund	684,717,409	1,125,048,635
International Equity Fund	952,006,752	972,741,585
International Opportunities Fund	511,471,111	449,894,567
Value Opportunities Fund	1,864,793,721	1,704,397,537

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2017.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2017, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss)
Growth Leaders Fund	16,607,273	2,622,670	89,526
International Dividend Income Fund	1,274,085	3,710,308	568,121
International Equity Fund	2,791,381	1,142,929	142,977
Fundamental Equity Fund	–	8,421,418	2,977,308
Value Opportunities Fund	2,500,068	14,187,248	2,715,865

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Global Core Equity Fund, International Dividend Income Fund, International Equity Fund, and International Opportunities Fund entered into forward foreign currency exchange contracts for the year ended October 31, 2017 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

As of October 31, 2017, Global Core Equity Fund, International Dividend Income Fund, International Equity Fund, and International Opportunities Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Funds’ use of derivative instruments:

Global
Core Equity Fund
Foreign
Currency
Asset Derivatives	Contracts
Forward Foreign Currency Exchange Contracts(1)	$16
Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$11,092

International
Dividend Income Fund
Foreign
Currency
Asset Derivatives	Contracts
Forward Foreign Currency Exchange Contracts(1)	$2,738,064
Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$4,649,812

International
Equity Fund
Foreign
Currency
Asset Derivatives	Contracts
Forward Foreign Currency Exchange Contracts(1)	$801,621
Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$2,528,073

		International Opportunities Fund
	Foreign	Options
	Currency	on Index
Asset Derivatives	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(1)	$1,530,992	–
Options Purchased(3)	–	$178,843
Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$3,645,692	–
Options Written(4)	–	$71,579

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Investments in securities at fair value.
(4)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of written options as reported in the Schedule of Investments. Only current fair value is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements (continued)

Global
Core Equity Fund
Forward
Currency
Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$(7,836)
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	(11,076)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$321,626

International
Dividend Income Fund
Forward
Currency
Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$(1,349,747)
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	(3,034,432)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$454,717,351

International
Equity Fund
Forward
Currency
Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$(3,503,998)
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	(1,416,871)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$260,222,904

Notes to Financial Statements (continued)

	International Opportunities Fund
	Foreign	Options
	Currency	on Index
Asset Derivatives	Contracts	Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$(5,130,430)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	(210,298)	–
Option Purchased	–	$(1,886,157)
Option Written	–	992,421
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$261,989,956
Option Purchased(4)	–	350
Option Written(4)	–	350

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended October 31, 2017.
(1)	Statements of Operations location: Net realized loss on foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Alpha Strategy Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$1,747,775	$–	$1,747,775
Total	$1,747,775	$–	$1,747,775

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,747,775	$–	$–	$(1,747,775)	$–
Total	$1,747,775	$–	$–	$(1,747,775)	$–

Notes to Financial Statements (continued)

		Fundamental Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$44,705,147	$–	$44,705,147
Total	$44,705,147	$–	$44,705,147

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$44,705,147	$–	$–	$(44,705,147)	$–
Total	$44,705,147	$–	$–	$(44,705,147)	$–

			Global Core Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$16	$–	$16
Total	$16	$–	$16

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Goldman Sachs	$16	$(16)	$–	$–	$–
Total	$16	$(16)	$–	$–	$–

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$11,092	$–	$11,092
Total	$11,092	$–	$11,092

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$13	$–	$–	$–	$13
Goldman Sachs	10,421	(16)	–	–	10,405
Morgan Stanley	658	–	–	–	658
Total	$11,092	$(16)	$–	$–	$11,076

Notes to Financial Statements (continued)

			Growth Leaders Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$8,650,440	$–	$8,650,440
Total	$8,650,440	$–	$8,650,440

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$8,650,440	$–	$–	$(8,650,440)	$–
Total	$8,650,440	$–	$–	$(8,650,440)	$–

		International Dividend Income Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,738,064	$–	$2,738,064
Repurchase Agreement	13,590,292	–	13,590,292
Total	$16,328,356	$–	$16,328,356

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Deutsche Bank AG	$4,393	$–	$–	$–	$4,393
Fixed Income Clearing Corp.	13,590,292	–	–	(13,590,292)	–
State Street Bank and Trust	2,733,671	(856,728)	(498,000)	(1,378,943)	–
Total	$16,328,356	$(856,728)	$(498,000)	$(14,969,235)	$4,393

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$4,649,812	$–	$4,649,812
Total	$4,649,812	$–	$4,649,812

Notes to Financial Statements (continued)

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$191,619	$–	$–	$–	$191,619
Barclays Bank plc	591,560	–	(580,000)	–	11,560
Citibank	38,470	–	–	–	38,470
Goldman Sachs	46,929	–	–	–	46,929
J.P. Morgan Chase	2,579,832	–	(2,308,157)	–	271,675
Standard Chartered Bank	344,674	–	(270,000)	–	74,674
State Street Bank and Trust	856,728	(856,728)	–	–	–
Total	$4,649,812	$(856,728)	$(3,158,157)	$–	$634,927

		International Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$801,621	$–	$801,621
Repurchase Agreement	18,649,572	–	18,649,572
Total	$19,451,193	$–	$19,451,193

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$18,649,572	$–	$–	$(18,649,572)	$–
Goldman Sachs	48,098	(48,098)	–	–	–
J.P. Morgan Chase	214,240	(95,048)	–	–	119,192
Standard Chartered Bank	19,660	–	–	–	19,660
State Street Bank and Trust	519,623	(519,623)	–	–	–
Total	$19,451,193	$(662,769)	$–	$(18,649,572)	$138,852

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,528,073	$–	$2,528,073
Total	$2,528,073	$–	$2,528,073

Notes to Financial Statements (continued)

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$113,339	$–	$–	$–	$113,339
Citibank	44,508	–	–	–	44,508
Goldman Sachs	484,439	(48,098)	(280,000)	–	156,341
J.P. Morgan Chase	95,048	(95,048)	–	–	–
State Street Bank and Trust	1,790,739	(519,623)	(1,070,000)	–	201,116
Total	$2,528,073	$(662,769)	$(1,350,000)	$–	$515,304

		International Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,530,992	$–	$1,530,992
OTC Options Purchased	178,843	–	178,843
Repurchase Agreement	30,335,201	–	30,335,201
Total	$32,045,036	$–	$32,045,036

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$98,848	$(41,228)	$–	$–	$57,620
Barclays Bank plc	77,175	(77,175)	–	–	–
Citibank	38,109	(38,109)	–	–	–
Deutsche Bank AG	1,711	–	–	–	1,711
Fixed Income Clearing Corp.	30,335,201	–	–	(30,335,201)	–
Goldman Sachs	655,827	(260,602)	(287,961)	–	107,264
J.P. Morgan Chase	166,120	(116,105)	–	–	50,015
Morgan Stanley	27,766	–	–	–	27,766
State Street Bank and Trust	644,279	(644,279)	–	–	–
Total	$32,045,036	$(1,177,498)	$(287,961)	$(30,335,201)	$244,376

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$3,645,692	$–	$3,645,692
OTC Options Written	71,579	–	71,579
Total	$3,717,271	$–	$3,717,271

Notes to Financial Statements (continued)

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$41,228	$(41,228)	$–	$–	$–
Barclays Bank plc	84,555	(77,175)	–	–	7,380
Citibank	2,075,080	(38,109)	(2,002,875)	–	34,096
Goldman Sachs	260,602	(260,602)	–	–	–
J.P. Morgan Chase	116,105	(116,105)	–	–	–
Standard Chartered Bank	4,163	–	–	–	4,163
State Street Bank and Trust	1,135,538	(644,279)	(150,000)	–	341,259
Total	$3,717,271	$(1,177,498)	$(2,152,875)	$–	$386,898

		Value Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$19,616,049	$–	$19,616,049
Total	$19,616,049	$–	$19,616,049

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$19,616,049	$–	$–	$(19,616,049)	$–
Total	$19,616,049	$–	$–	$(19,616,049)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2017.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of October 31, 2017.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and two Trustees, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

Effective August 28, 2017, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended October 31, 2017, the Funds did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended October 31, 2017, six Funds of the Trust participated as lenders in the Interfund Lending Program. The average amount loaned, interest rate and interest income were as follows:

		Average	Interest
Fund	Average Loan	Interest Rate	Income*
Fundamental Equity	$9,251,533	0.826%	$762
Growth Leaders	15,359,385	0.826%	1,327
International Equity	18,703,275	0.725%	371
International Dividend	17,595,351	0.752%	1,815
International Opportunities	15,739,610	1.012%	1,293
Value Opportunities	39,910,450	0.823%	3,616

*	included in the Statement of Operations

There were no interfund loans outstanding as of October 31, 2017.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended October 31, 2017:

Notes to Financial Statements (continued)

Alpha Strategy Fund

									Change in
	Balance of			Balance of		Net Realized		Dividend	Appreciation
	Shares			Shares	Fair	Gain		Income	(Depreciation)
	Held at	Gross	Gross	Held at	Value at	11/1/2016 to		11/1/2016 to	11/1/2016 to
Affiliated Issuer	10/31/2016	Additions	Sales	10/31/2017	10/31/2017	10/31/2017		10/31/2017	10/31/2017
Lord Abbett Developing Growth Fund, Inc. – Class I	10,921,383	45,517	(2,022,526)	8,944,374	$228,349,858	$17,419,674		$–	$38,985,217
Lord Abbett Securities Trust – International Opportunities Fund – Class I	13,654,913	211,138	(3,322,239)	10,543,812	226,059,334	26,674,921		2,097,861	31,304,145
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	7,678,517	112,013	(2,134,983)	5,655,547	111,979,833	6,617,961		–	31,041,081
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	3,250,885	567,843	(737,314)	3,081,414	112,564,043	28,740,009	(a)	–	(3,902,870)
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	8,867,080	1,027,846	(1,419,438)	8,475,488	225,956,519	27,989,913	(b)	–	9,667,527
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	11,450,885	665,224	(1,669,693)	10,446,416	225,538,117	23,633,023	(c)	417,580	11,043,640
Total					$1,130,447,704	$131,075,501		$2,515,441	$118,138,740

(a)	Includes $18,937,557 of distributed capital gains.
(b)	Includes $26,120,063 of distributed capital gains.
(c)	Includes $12,813,715 of distributed capital gains.

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Large company stocks, in which Fundamental Equity Fund, Global Core Equity Fund, Growth Leaders Fund, International Dividend Income Fund and International Equity Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Growth Leaders Fund employs a growth investing style, Global Core Equity Fund employs a blended growth investing and value investing style, and Fundamental Equity Fund, International Dividend Income Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

Global Core Equity Fund, International Dividend Income Fund, International Equity Fund, and International Opportunities Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations,

Notes to Financial Statements (continued)

economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, foreign taxes, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, and Value Opportunities Fund are subject to the risks of investing in foreign securities and similarly may experience increased market, liquidity, currency, political, informational, and other risks.

International Dividend Income Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. There is no guarantee that companies that currently pay dividends will continue to do so. International Dividend Income Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks. In addition, the Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Alpha Strategy Fund	October 31, 2017		October 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,109,470	$81,154,987	2,701,861	$68,590,147
Converted from Class B*	91,319	2,430,130	147,789	3,684,404
Reinvestment of distributions	1,949,482	48,717,559	2,690,780	67,808,810
Shares reacquired	(7,053,721)	(185,107,238)	(5,487,466)	(142,043,052)
Increase (decrease)	(1,903,450)	$(52,804,562)	52,964	$(1,959,691)

Class B Shares
Shares sold	16,793	$376,234	9,940	$232,007
Reinvestment of distributions	21,576	477,251	52,429	1,194,846
Shares reacquired	(85,368)	(1,990,374)	(61,246)	(1,446,050)
Converted to Class A*	(103,324)	(2,430,130)	(163,815)	(3,684,404)
Decrease	(150,323)	$(3,567,019)	(162,692)	$(3,703,601)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Alpha Strategy Fund	October 31, 2017		October 31, 2016
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,824,966	$40,677,160	1,431,293	$32,204,862
Reinvestment of distributions	1,218,848	26,522,150	1,611,971	36,204,864
Shares reacquired	(5,650,589)	(129,140,015)	(3,203,478)	(73,041,645)
Decrease	(2,606,775)	$(61,940,705)	(160,214)	$(4,631,919)

Class F Shares
Shares sold	3,927,500	$103,766,217	3,361,417	$85,514,460
Reinvestment of distributions	826,161	20,711,860	1,096,453	27,674,462
Shares reacquired	(5,086,604)	(137,644,375)	(4,696,551)	(119,928,932)
Decrease	(332,943)	$(13,166,298)	(238,681)	$(6,740,010)

Class F3 Share
Shares sold	1,205,982	$35,173,388	–	$–
Shares reacquired	(31,398)	(916,517)	–	–
Increase	1,174,584	$34,256,871	–	$–

Class I Shares
Shares sold	90,902	$2,411,783	1,197,343	$27,894,935
Reinvestment of distributions	261,892	6,659,921	183,234	4,679,787
Shares reacquired	(586,822)	(15,623,920)	(228,260)	(6,044,812)
Increase (decrease)	(234,028)	$(6,552,216)	1,152,317	$26,529,910

Class R2 Shares
Shares sold	41,069	$1,048,267	42,706	$1,065,360
Reinvestment of distributions	3,215	78,219	3,619	89,352
Shares reacquired	(41,850)	(1,064,793)	(32,344)	(829,710)
Increase	2,434	$61,693	13,981	$325,002

Class R3 Shares
Shares sold	674,580	$16,969,568	339,056	$8,553,804
Reinvestment of distributions	156,331	3,823,860	198,882	4,930,278
Shares reacquired	(1,000,580)	(25,430,905)	(444,536)	(11,151,496)
Increase (decrease)	(169,669)	$(4,637,477)	93,402	$2,332,586

Class R4 Shares
Shares sold	66,835	$1,777,722	12,514.58	$309,355
Reinvestment of distributions	1,344	33,521	50.42	1,269
Shares reacquired	(9,745)	(256,025)	(2,148)	(52,916)
Increase	58,434	$1,555,218	10,417	$257,708

Class R5 Shares
Shares sold	3,002	$78,669	157.65	$3,973
Reinvestment of distributions	41	1,052	49.49	1,264
Shares reacquired	(559)	(15,133)	(157.65)	(3,902)
Increase	2,484	$64,588	49.49	$1,335

Class R6 Shares
Shares sold	258,269	$6,836,987	25,851	$704,910
Reinvestment of distributions	3,172	80,661	49.52	1,266
Shares reacquired	(156,472)	(4,143,516)	(594.31)	(15,998)
Increase	104,969	$2,774,132	25,306	$690,178

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Fundamental Equity Fund	October 31, 2017		October 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	11,975,632	$157,615,707	7,125,774	$85,074,509
Converted from Class B*	722,696	9,627,804	634,665	7,587,343
Reinvestment of distributions	6,472,253	81,162,052	15,344,862	184,905,854
Shares reacquired	(38,702,286)	(511,573,624)	(43,483,600)	(524,287,644)
Decrease	(19,531,705)	$(263,168,061)	(20,378,299)	$(246,719,938)

Class B Shares
Shares sold	112,888	$1,346,025	27,626	$307,570
Reinvestment of distributions	59,411	682,631	236,624	2,619,413
Shares reacquired	(456,545)	(5,455,258)	(532,097)	(5,862,298)
Converted to Class A*	(791,384)	(9,627,804)	(693,492)	(7,587,342)
Decrease	(1,075,630)	$(13,054,406)	(961,339)	$(10,522,657)

Class C Shares
Shares sold	2,570,699	$30,290,717	2,685,317	$29,059,965
Reinvestment of distributions	1,955,101	22,190,394	5,200,487	57,049,346
Shares reacquired	(17,195,480)	(205,284,114)	(18,614,064)	(203,545,733)
Decrease	(12,669,680)	$(152,803,003)	(10,728,260)	$(117,436,422)

Class F Shares
Shares sold	8,808,251	$115,446,545	6,153,160	$74,838,270
Reinvestment of distributions	1,136,362	14,102,246	2,862,952	34,183,648
Shares reacquired	(11,057,531)	(145,753,802)	(17,563,279)	(212,002,755)
Decrease	(1,112,918)	$(16,205,011)	(8,547,167)	$(102,980,837)

Class F3 Shares(a)
Shares sold	1,525,927	$21,173,957	–	$–
Shares reacquired	(74,463)	(1,049,765)	–	–
Increase	1,451,464	$20,124,192	–	$–

Class I Shares
Shares sold	832,713	$11,100,620	1,219,181	$14,523,390
Reinvestment of distributions	551,292	6,940,763	1,818,427	22,002,971
Shares reacquired	(4,127,916)	(54,981,367)	(9,434,658)	(113,708,876)
Decrease	(2,743,911)	$(36,939,984)	(6,397,050)	$(77,182,515)

Class P Shares
Shares sold	110,745	$1,430,831	86,346	$1,012,821
Reinvestment of distributions	45,374	559,462	112,484	1,334,055
Shares reacquired	(515,777)	(6,780,252)	(370,654)	(4,411,638)
Decrease	(359,658)	$(4,789,959)	(171,824)	$(2,064,762)

Class R2 Shares
Shares sold	160,120	$2,076,939	140,926	$1,652,619
Reinvestment of distributions	18,731	230,384	53,991	638,713
Shares reacquired	(237,404)	(3,117,459)	(354,997)	(4,132,371)
Decrease	(58,553)	$(810,136)	(160,080)	$(1,841,039)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Fundamental Equity Fund	October 31, 2017		October 31, 2016
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	1,995,556	$25,845,220	1,180,295	$13,951,086
Reinvestment of distributions	643,368	7,945,598	1,639,440	19,492,945
Shares reacquired	(4,724,568)	(61,392,534)	(5,827,361)	(68,903,142)
Decrease	(2,085,644)	$(27,601,716)	(3,007,626)	$(35,459,111)

Class R4 Shares
Shares sold	342,273	$4,501,755	9,549	$118,606
Reinvestment of distributions	529	6,607	81	982
Shares reacquired	(40,157)	(537,864)	(676)	(8,498)
Increase	302,645	$3,970,498	8,954	$111,090

Class R5 Shares
Shares sold	64,624	$886,447	9,117	$116,754
Reinvestment of distributions	556	7,002	82	988
Shares reacquired	(688)	(9,056)	–	–
Increase	64,492	$884,393	9,199	$117,742

Class R6 Shares
Shares sold	821,770	$11,033,392	9,431	$105,217
Reinvestment of distributions	1,814	22,872	82	989
Shares reacquired	(377,404)	(5,011,658)	(484)	(5,831)
Increase	446,180	$6,044,606	9,029	$100,375

	Period Ended
Global Core Equity Fund	October 31, 2017		**
Class A Shares	Shares	Amount
Shares sold	145,234	$1,474,024
Shares reacquired	(1,305)	(15,076)
Increase	143,929	$1,458,948

Class C Shares
Shares sold	29,167	$316,100
Shares reacquired	2	24
Increase	29,169	$316,124

Class F Shares
Shares sold	101,563	$1,020,000
Increase	101,563	$1,020,000

Class F3 Shares(a)
Shares sold	973	$10,000
Increase	973	$10,000

Class I Shares
Shares sold	98,000	$980,000
Increase	98,000	$980,000

Class R2 Shares
Shares sold	1,000	$10,000
Increase	1,000	$10,000

Notes to Financial Statements (continued)

	Period Ended
Global Core Equity Fund	October 31, 2017**
Class R3 Shares	Shares	Amount
Shares sold	1,000	$10,000
Increase	1,000	$10,000

Class R4 Shares
Shares sold	1,000	$10,000
Increase	1,000	$10,000

Class R5 Shares
Shares sold	1,000	$10,000
Increase	1,000	$10,000

Class R6 Shares
Shares sold	1,000	$10,000
Increase	1,000	$10,000

		Year Ended		Year Ended
Growth Leaders Fund	October 31, 2017		October 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,931,175	$196,588,636	15,264,718	$337,560,393
Converted from Class B*	59,778	1,497,195	55,316	1,212,606
Reinvestment of distributions	–	–	1,410,176	32,095,614
Shares reacquired	(15,440,364)	(377,323,787)	(14,529,407)	(317,731,181)
Increase (decrease)	(7,449,411)	$(179,237,956)	2,200,803	$53,137,432

Class B Shares
Shares sold	28,290	$647,182	19,280	$419,351
Reinvestment of distributions	–	–	7,585	168,835
Shares reacquired	(50,682)	(1,179,634)	(45,401)	(1,011,070)
Converted to Class A*	(61,764)	(1,497,195)	(56,748)	(1,212,606)
Decrease	(84,156)	$(2,029,647)	(75,284)	$(1,635,490)

Class C Shares
Shares sold	3,399,612	$80,830,324	9,177,319	$195,548,463
Reinvestment of distributions	–	–	789,874	17,400,924
Shares reacquired	(6,879,303)	(162,537,212)	(5,574,461)	(118,105,343)
Increase (decrease)	(3,479,691)	$(81,706,888)	4,392,732	$94,844,044

Class F Shares
Shares sold	17,571,668	$439,140,184	21,475,824	$475,803,724
Reinvestment of distributions	–	–	1,259,864	28,863,484
Shares reacquired	(13,669,910)	(342,521,042)	(19,656,010)	(429,600,892)
Increase	3,901,758	$96,619,142	3,079,678	$75,066,316

Class F3 Shares(a)
Shares sold	662,664	$18,160,251	–	$–
Shares reacquired	(23,101)	(644,826)	–	–
Increase	639,563	$17,515,425	–	$–

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Leaders Fund	October 31, 2017		October 31, 2016
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	7,885,817	$216,679,537	1,128,081	$25,106,560
Reinvestment of distributions	–	–	147,289	3,386,168
Shares reacquired	(1,893,554)	(48,316,246)	(946,064)	(20,987,194)
Increase	5,992,263	$168,363,291	329,306	$7,505,534

Class R2 Shares
Shares sold	15,974	$406,476	52,314	$1,141,641
Reinvestment of distributions	–	–	268	6,114
Shares reacquired	(10,689)	(269,819)	(20,844)	(456,005)
Increase	5,285	$136,657	31,738	$691,750

Class R3 Shares
Shares sold	475,832	$11,260,644	205,129	$4,473,829
Reinvestment of distributions	–	–	27,873	631,344
Shares reacquired	(618,911)	(14,815,355)	(199,031)	(4,395,915)
Increase (decrease)	(143,079)	$(3,554,711)	33,971	$709,258

Class R4 Shares
Shares sold	138,847	$3,473,448	82,419	$1,777,881
Reinvestment of distributions	–	–	21	470
Shares reacquired	(54,061)	(1,346,145)	(5,497)	(121,704)
Increase	84,786	$2,127,303	76,943	$1,656,647

Class R5 Shares
Shares sold	74,222	$1,781,933	170,194	$3,894,136
Reinvestment of distributions	–	–	20	466
Shares reacquired	(39,672)	(1,002,338)	(7,631)	(175,323)
Increase	34,550	$779,595	162,583	$3,719,279

Class R6 Shares
Shares sold	851,135	$21,514,752	79,288	$1,800,291
Reinvestment of distributions	–	–	481	11,055
Shares reacquired	(209,704)	(5,305,493)	(12,689)	(289,519)
Increase	641,431	$16,209,259	67,080	$1,521,827

Class T Shares(b)
Shares sold	369.8	$10,000	–	$–
Increase	369.8	$10,000	–	$–

		Year Ended		Year Ended
International Dividend Income Fund	October 31, 2017		October 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,485,431	$46,305,984	8,897,678	$59,337,179
Reinvestment of distributions	1,755,834	12,484,951	2,373,082	15,886,465
Shares reacquired	(22,631,140)	(158,910,334)	(49,598,375)	(332,044,632)
Decrease	(14,389,875)	$(100,119,399)	(38,327,615)	$(256,820,988)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Dividend Income Fund	October 31, 2017		October 31, 2016
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	831,304	$5,865,384	878,682	$5,825,972
Reinvestment of distributions	250,059	1,761,236	368,833	2,443,942
Shares reacquired	(4,986,668)	(34,725,287)	(8,678,584)	(57,649,616)
Decrease	(3,905,305)	$(27,098,667)	(7,431,069)	$(49,379,702)

Class F Shares
Shares sold	8,783,489	$61,973,453	6,615,741	$44,392,810
Reinvestment of distributions	494,071	3,529,511	588,468	3,950,449
Shares reacquired	(13,329,410)	(95,895,759)	(20,545,029)	(138,296,073)
Decrease	(4,051,850)	$(30,392,795)	(13,340,820)	$(89,952,814)

Class F3 Shares(a)
Shares sold	3,630,278	$27,903,943	–	$–
Reinvestment of distributions	369	2,726	–	–
Shares reacquired	(82,595)	(635,688)	–	–
Increase	3,548,052	$27,270,981	–	$–

Class I Shares
Shares sold	2,979,731	$20,460,928	4,355,371	$29,265,107
Reinvestment of distributions	2,717,644	19,303,808	4,690,904	31,556,414
Shares reacquired	(49,657,563)	(353,598,897)	(56,373,338)	(377,699,997)
Decrease	(43,960,188)	$(313,834,161)	(47,327,063)	$(316,878,476)

Class R2 Shares
Shares sold	18,235	$133,259	27,058.7	$184,116
Reinvestment of distributions	610	4,392	1,215	8,302
Shares reacquired	(42,090)	(311,882)	(72,190)	(489,261)
Decrease	(23,245)	$(174,231)	(43,916.3)	$(296,843)

Class R3 Shares
Shares sold	363,153	$2,586,946	514,921	$3,476,402
Reinvestment of distributions	56,050	402,869	57,109	385,878
Shares reacquired	(620,131)	(4,465,451)	(481,268)	(3,223,872)
Increase (decrease)	(200,928)	$(1,475,636)	90,762	$638,408

Class R4 Shares
Shares sold	3,533	$25,796	–	$–
Reinvestment of distributions	107	777	46	304
Shares reacquired	(31)	(230)	–	–
Increase	3,609	$26,343	46	$304

Class R5 Shares
Shares sold	–	$–	–	$–
Reinvestment of distributions	51	359	48	326
Increase	51	$359	48	$326

Notes to Financial Statements (continued)

	Year Ended		Year Ended
International Dividend Income Fund	October 31, 2017		October 31, 2016
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	570,728	$4,064,569	–	$–
Reinvestment of distributions	50	360	48	326
Shares reacquired	(281,592)	(2,043,493)	–	–
Increase	289,186	$2,021,436	48	$326

		Year Ended		Year Ended
International Equity Fund	October 31, 2017		October 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,310,303	$40,811,584	2,211,314	$26,366,020
Converted from Class B*	129,121	1,639,056	146,302	1,713,421
Reinvestment of distributions	447,248	5,223,855	354,489	4,236,145
Shares reacquired	(8,622,777)	(106,190,035)	(7,862,410)	(93,356,462)
Decrease	(4,736,105)	$(58,515,540)	(5,150,305)	$(61,040,876)

Class B Shares
Shares sold	42,888	$516,368	5,090	$58,443
Reinvestment of distributions	2,641	30,869	1,244	14,825
Shares reacquired	(117,854)	(1,437,669)	(95,516)	(1,121,471)
Converted to Class A*	(129,441)	(1,639,056)	(147,106)	(1,713,421)
Decrease	(201,766)	$(2,529,488)	(236,288)	$(2,761,624)

Class C Shares
Shares sold	820,339	$9,877,303	233,644	$2,755,542
Reinvestment of distributions	33,477	388,336	16,741	198,545
Shares reacquired	(1,688,417)	(20,559,501)	(946,769)	(11,092,209)
Decrease	(834,601)	$(10,293,862)	(696,384)	$(8,138,122)

Class F Shares
Shares sold	1,302,365	$16,150,352	1,770,643	$20,883,435
Reinvestment of distributions	122,092	1,415,048	72,915	864,770
Shares reacquired	(2,137,167)	(27,227,102)	(1,688,539)	(20,048,471)
Increase (decrease)	(712,710)	$(9,661,702)	155,019	$1,699,734

Class F3 Shares(a)
Shares sold	435,635	$6,064,778	–	$–
Shares reacquired	(25,316)	(358,401)	–	–
Increase	410,319	$5,706,377	–	$–

Class I Shares
Shares sold	11,223,979	$140,800,604	10,295,009	$123,267,905
Reinvestment of distributions	305,429	3,588,786	57,791	694,648
Shares reacquired	(4,211,965)	(55,197,716)	(1,902,046)	(23,028,997)
Increase	7,317,443	$89,191,674	8,450,754	$100,933,556

Class P Shares
Shares sold	310	$3,924	971	$11,398
Reinvestment of distributions	161	1,887	101	1,208
Shares reacquired	(2,024)	(24,963)	(1,858)	(21,488)
Decrease	(1,553)	$(19,152)	(786)	$(8,882)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
International Equity Fund	October 31, 2017		October 31, 2016
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	31,502	$389,733	7,444	$87,252
Reinvestment of distributions	389	4,538	209	2,495
Shares reacquired	(26,710)	(351,213)	(16,794)	(198,505)
Increase (decrease)	5,181	$43,058	(9,141)	$(108,758)

Class R3 Shares
Shares sold	849,999	$10,191,511	337,247	$3,937,387
Reinvestment of distributions	25,459	293,038	14,835	174,918
Shares reacquired	(1,223,807)	(14,868,875)	(574,888)	(6,715,309)
Decrease	(348,349)	$(4,384,326)	(222,806)	$(2,603,004)

Class R4 Shares
Shares sold	44,437	$576,589	–	$–
Reinvestment of distributions	18	206	11	138
Shares reacquired	(3,841)	(51,422)	–	–
Increase	40,614	$525,373	11	$138

Class R5 Shares
Shares sold	13,554	$176,798	–	$–
Reinvestment of distributions	19	227	13	149
Shares reacquired	(9,351)	(130,351)	–	–
Increase	4,222	$46,674	13	$149

Class R6 Shares
Shares sold	654,042	$8,195,907	901,192.00	$11,065,181
Reinvestment of distributions	22,976	270,198	13	151
Shares reacquired	(1,348,047)	(18,428,851)	(15,140)	(185,015)
Increase (decrease)	(671,029)	$(9,962,746)	886,065	$10,880,317

		Year Ended		Year Ended
International Opportunities Fund	October 31, 2017		October 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,126,454	$75,759,160	3,205,088	$51,449,371
Converted from Class B*	42,315	749,394	40,727	644,781
Reinvestment of distributions	59,795	926,825	407,053	6,565,759
Shares reacquired	(4,573,291)	(78,973,927)	(3,609,366)	(57,013,749)
Increase (decrease)	(344,727)	$(1,538,548)	43,502	$1,646,162

Class B Shares
Shares sold	18,668	$292,509	7,659	$117,814
Reinvestment of distributions	–	–	5,850	89,673
Shares reacquired	(45,501)	(722,178)	(46,481)	(703,040)
Converted to Class A*	(44,673)	(749,394)	(42,967)	(644,781)
Decrease	(71,506)	$(1,179,063)	(75,939)	$(1,140,334)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Opportunities Fund	October 31, 2017		October 31, 2016
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,025,469	$17,829,814	501,315	$7,581,584
Reinvestment of distributions	–	–	74,489	1,127,012
Shares reacquired	(821,092)	(13,164,796)	(717,647)	(10,721,752)
Increase (decrease)	204,377	$4,665,018	(141,843)	$(2,013,156)

Class F Shares
Shares sold	11,084,635	$207,736,480	4,287,342	$67,776,353
Reinvestment of distributions	41,462	636,438	285,553	4,563,136
Shares reacquired	(3,918,729)	(70,342,495)	(6,066,514)	(94,284,169)
Increase (decrease)	7,207,368	$138,030,423	(1,493,619)	$(21,944,680)

Class F3 Shares(a)
Shares sold	864,295	$18,041,630	–	$–
Shares reacquired	(22,341)	(462,714)	–	–
Increase	841,954	$17,578,916	–	$–

Class I Shares
Shares sold	743,697	$14,491,452	742,472	$11,868,315
Reinvestment of distributions	149,643	2,376,338	729,325	12,048,452
Shares reacquired	(5,395,517)	(98,826,682)	(2,364,512)	(39,198,394)
Decrease	(4,502,177)	$(81,958,892)	(892,715)	$(15,281,627)

Class P Shares
Shares sold	3,836	$75,619	4,010	$64,840
Reinvestment of distributions	71	1,121	1,148	18,861
Shares reacquired	(15,294)	(263,864)	(17,475)	(277,935)
Decrease	(11,387)	$(187,124)	(12,317)	$(194,234)

Class R2 Shares
Shares sold	171,021	$3,002,866	131,494	$2,064,548
Reinvestment of distributions	346	5,286	567	9,039
Shares reacquired	(75,228)	(1,378,339)	(29,095)	(463,995)
Increase	96,139	$1,629,813	102,966	$1,609,592

Class R3 Shares
Shares sold	446,981	$7,379,921	894,885	$14,178,267
Reinvestment of distributions	7,109	108,339	23,820	378,261
Shares reacquired	(1,118,183)	(18,248,411)	(322,495)	(5,076,196)
Increase (decrease)	(664,093)	$(10,760,151)	596,210	$9,480,332

Class R4 Shares
Shares sold	64,606	$1,137,090	118,621.48	$1,920,357
Reinvestment of distributions	894	13,808	25.76	415
Shares reacquired	(22,177)	(404,594)	(2,386)	(39,059)
Increase	43,323	$746,304	116,261.24	$1,881,713

Notes to Financial Statements (continued)

	Year Ended			Year Ended
International Opportunities Fund	October 31, 2017		October 31, 2016
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	46,697	$836,481	189,741	$3,157,089
Reinvestment of distributions	1,676	26,598	25	417
Shares reacquired	(22,215)	(390,775)	(24,160)	(404,859)
Increase	26,158	$472,304	165,606	$2,752,647

Class R6 Shares
Shares sold	999,275	$17,948,134	132,813	$2,236,515
Reinvestment of distributions	1,438	22,874	37	620
Shares reacquired	(310,945)	(5,798,689)	(22,571)	(378,706)
Increase	689,768	$12,172,319	110,279	$1,858,429

		Year Ended		Year Ended
Value Opportunities Fund	October 31, 2017		October 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	14,956,159	$294,795,077	10,508,880	$191,757,917
Converted from Class B *	194,601	3,880,914	162,424	2,931,720
Reinvestment of distributions	2,847,532	54,701,088	3,829,534	69,774,112
Shares reacquired	(19,187,356)	(379,313,788)	(16,364,241)	(300,451,414)
Decrease	(1,189,064)	$(25,936,709)	(1,863,403)	$(35,987,665)

Class B Shares
Shares sold	59,349	$1,055,022	21,778	$363,010
Reinvestment of distributions	22,165	386,337	46,017	771,244
Shares reacquired	(175,082)	(3,117,461)	(105,055)	(1,769,522)
Converted to Class A *	(215,228)	(3,880,914)	(177,149)	(2,931,720)
Decrease	(308,796)	$(5,557,016)	(214,409)	$(3,566,988)

Class C Shares
Shares sold	4,452,277	$79,488,866	2,744,387	$46,310,029
Reinvestment of distributions	1,090,878	19,024,913	1,416,764	23,744,964
Shares reacquired	(6,735,277)	(120,522,668)	(4,782,166)	(79,996,659)
Decrease	(1,192,122)	$(22,008,889)	(621,015)	$(9,941,666)

Class F Shares
Shares sold	28,859,129	$579,972,620	14,223,196	$269,287,074
Reinvestment of distributions	1,911,365	37,348,068	1,866,670	34,552,058
Shares reacquired	(27,040,846)	(557,652,369)	(9,790,352)	(181,206,332)
Increase	3,729,648	$59,668,319	6,299,514	$122,632,800

Class F3 Shares(a)
Shares sold	14,814,033	$318,067,067	–	$–
Shares reacquired	(247,076)	(5,320,900)	–	–
Increase	14,566,957	$312,746,167	–	$–

Class I Shares
Shares sold	1,697,747	$34,804,576	2,079,301	$38,601,684
Reinvestment of distributions	1,350,263	26,856,722	1,993,547	37,518,542
Shares reacquired	(8,621,263)	(175,810,661)	(7,727,105)	(143,468,732)
Decrease	(5,573,253)	$(114,149,363)	(3,654,257)	$(67,348,506)

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Value Opportunities Fund	October 31, 2017		October 31, 2016
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	229,998	$4,479,938	289,322	$5,195,262
Reinvestment of distributions	115,181	2,180,377	167,787	3,021,853
Shares reacquired	(643,659)	(12,515,997)	(695,489)	(12,393,812)
Decrease	(298,480)	$(5,855,682)	(238,380)	$(4,176,697)

Class R2 Shares
Shares sold	276,031	$5,186,783	111,936	$1,998,982
Reinvestment of distributions	10,482	194,856	13,618	241,441
Shares reacquired	(175,343)	(3,344,088)	(158,945)	(2,826,912)
Increase (decrease)	111,170	$2,037,551	(33,391)	$(586,489)

Class R3 Shares
Shares sold	1,202,384	$23,097,186	938,971	$16,844,938
Reinvestment of distributions	320,069	6,001,300	462,439	8,254,542
Shares reacquired	(2,521,489)	(48,623,436)	(1,990,444)	(35,433,934)
Decrease	(999,036)	$(19,524,950)	(589,034)	$(10,334,454)

Class R4 Shares
Shares sold	3,332,890	$65,797,842	181,108	$3,408,944
Reinvestment of distributions	9,606	184,434	38	689
Shares reacquired	(424,376)	(8,450,221)	(27,094)	(519,823)
Increase	2,918,120	$57,532,055	154,052	$2,889,810

Class R5 Shares
Shares sold	526,601	$10,928,827	2,335,253	$45,222,883
Reinvestment of distributions	127,567	2,538,584	35	669
Shares reacquired	(2,599,278)	(53,142,249)	(153,952)	(3,027,234)
Increase (decrease)	(1,945,110)	$(39,674,838)	2,181,336	$42,196,318

Class R6 Shares
Shares sold	2,752,138	$56,356,795	1,726,267	$30,731,482
Reinvestment of distributions	178,818	3,563,847	107,061	2,015,955
Shares reacquired	(994,028)	(20,462,619)	(397,147)	(7,725,853)
Increase	1,936,928	$39,458,023	1,436,181	$25,021,584

Class T Shares(b)
Shares sold	498.50	$10,000	–	$–
Increase	498.50	$10,000	–	$–

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
**	Commenced on January 17, 2017.
(a)	Commenced on April 4, 2017.
(b)	Commenced on July 28, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and the Shareholders of Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Core Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Value Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Core Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Value Opportunities Fund (collectively, the “Funds”), eight of the ten portfolios constituting the Lord Abbett Securities Trust (the “Trust”) as of October 31, 2017, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Lord Abbett Securities Trust as of October 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 21, 2017

Investments in Underlying Funds

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2017, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc.-Class I	20.20%
Lord Abbett Securities Trust-International Opportunities Fund-Class I	20.00%
Lord Abbett Securities Trust-Micro-Cap Growth Fund-Class I	9.90%
Lord Abbett Securities Trust-Micro-Cap Value Fund-Class I	9.96%
Lord Abbett Research Fund, Inc.-Small-Cap Value Fund-Class I	19.99%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	19.95%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2017, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888–522–2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
2U, Inc.	2.37%
Planet Fitness, Inc. Class A,	2.30%
Live Nation Entertainment, Inc.	2.21%
Stamps.com, Inc.	2.19%
Insulet Corp.	2.07%
Exact Sciences Corp.	2.00%
HubSpot, Inc.	1.94%
Trade Desk, Inc. (The) Class A	1.94%
Penumbra, Inc.	1.87%
GrubHub, Inc.	1.84%

Holdings by Sector*	% of Investments
Consumer Discretionary	14.14%
Energy	1.01%
Financials	12.12%
Health Care	21.21%
Industrials	17.17%
Information Technology	31.32%
Materials	2.02%
Real Estate	1.01%
Total	100.00%

* A sector may comprise several industries.

Investments in Underlying Funds (continued)

International Opportunities Fund

Ten Largest Holdings	% of Investments
Coca-Cola Bottlers Japan, Inc.	1.51%
Cairn Homes plc	1.45%
Aalberts Industries NV	1.45%
Sundrug Co., Ltd.	1.37%
Man Group plc	1.37%
en-japan, Inc.	1.32%
KH Neochem Co., Ltd.	1.28%
doBank SpA	1.28%
United Arrows Ltd.	1.27%
Loomis AB Class B	1.24%

Holdings by Sector*	% of Investments
Consumer Discretionary	18.15%
Consumer Staples	5.07%
Energy	3.15%
Financials	15.92%
Health Care	5.17%
Industrials	20.70%
Information Technology	11.69%
Materials	7.71%
Purchased Options	0.02%
Real Estate	6.30%
Telecommunication Services	0.49%
Utilities	1.81%
Repurchase Agreement	3.82%
Total	100.00%

* A sector may comprise several industries.

Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
NV5 Global, Inc.	2.75%
LGI Homes, Inc.	2.58%
iRhythm Technologies, Inc.	2.50%
Five9, Inc.	2.49%
Care.com, Inc.	2.30%
Talend SA ADR	2.21%
CenterState Bank Corp.	2.15%
Instructure, Inc.	2.07%
MGP Ingredients, Inc.	2.07%
Dynavax Technologies Corp.	2.00%

Investments in Underlying Funds (continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	13.42%
Consumer Staples	3.29%
Energy	2.16%
Financials	9.66%
Health Care	31.6%
Industrials	11.18%
Information Technology	23.31%
Materials	2.52%
Repurchase Agreement	2.86%
Total	100.00%

* A sector may comprise several industries.

Micro Cap Value Fund

Ten Largest Holdings	% of Investments
National Commerce Corp.	4.85%
FB Financial Corp.	4.25%
Cott Corp.	4.22%
Vishay Precision Group, Inc.	3.77%
CenterState Bank Corp.	3.31%
First Merchants Corp.	3.23%
Connecticut Water Service, Inc.	3.22%
Chase Corp.	3.20%
Lawson Products, Inc.	3.17%
Seacoast Banking Corp. of Florida	3.11%

Holdings by Sector*	% of Investments
Consumer Discretionary	12.25%
Consumer Staples	2.04%
Energy	8.17%
Financials	20.41%
Health Care	4.08%
Industrials	26.53%
Information Technology	10.20%
Materials	6.12%
Real Estate	4.08%
Utilities	4.08%
Repurchase Agreement	2.04%
Total	100.00%

* A sector may comprise several industries.

Investments in Underlying Funds (continued)

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments
Littelfuse, Inc.	2.73%
IDACORP, Inc.	2.69%
First Merchants Corp.	2.62%
First Industrial Realty Trust, Inc.	2.61%
Centennial Resource Development, Inc. Class A	2.39%
Orbotech Ltd.	2.38%
Cott Corp.	2.14%
Teledyne Technologies, Inc.	2.05%
Western Alliance Bancorp	2.01%
PolyOne Corp.	2.01%

Holdings by Sector*	% of Investments
Consumer Discretionary	12.33%
Consumer Staples	2.14%
Energy	4.43%
Financials	15.72%
Health Care	7.99%
Industrials	17.2%
Information Technology	17.31%
Materials	11.99%
Real Estate	4.09%
Utilities	4.63%
Repurchase Agreement	2.17%
Total	100.00%

* A sector may comprise several industries.

Value Opportunities Fund

Ten Largest Holdings	% of Investments
Western Alliance Bancorp	2.17%
Raymond James Financial, Inc.	2.06%
Arch Capital Group Ltd.	2.05%
East West Bancorp, Inc	2.02%
FLIR Systems, Inc.	2.01%
Belden, Inc.	1.95%
XPO Logistics, Inc.	1.91%
Reliance Steel & Aluminum Co.	1.87%
First Horizon National Corp.	1.70%
American Water Works Co., Inc.	1.67%

Investments in Underlying Funds (concluded)

Holdings by Sector*	% of Investments
Consumer Discretionary	10.51%
Consumer Staples	0.58%
Energy	4.47%
Financials	17.86%
Health Care	11.28%
Industrials	15.81%
Information Technology	16.66%
Materials	10.59%
Real Estate	4.46%
Telecommunication Services	1.43%
Utilities	5.74%
Repurchase Agreement	0.61%
Total	100.00%

* A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (1997–2012); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Yarek Aranowicz (1963)	Executive Vice President	Elected in 2017	Partner and Director of Global Equity Research, joined Lord Abbett in 2003.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Giulio Martini (1955)	Executive Vice President	Elected in 2015	Partner and Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012–2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985–2012).

Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2016	Portfolio Manager, joined Lord Abbett in 2011.

Matthew R. DeCicco (1977)	Vice President	Elected in 2015	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Fundamental Equity Fund	92%	93%
International Dividend Income Fund	–	100%
International Equity Fund	–	100%
International Opportunities Fund	–	100%
Value Opportunities	100%	100%

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2017, the following amounts represent long-term capital gains:

Fund Name	Long-Term Capital Gains
Alpha Strategy Fund	$125,574,170
Fundamental Equity Fund	105,930,975
Value Opportunities Fund	160,561,813

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

	Foreign
Fund Name	Source Income	Foreign Taxes
International Dividend Income Fund	$53,796,626	$4,473,770

We Recycle

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Global Core Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett Value Opportunities Fund

LST-2 (12/17)
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LORD ABBETT
ANNUAL REPORT

Lord Abbett

Micro Cap Growth Fund

Micro Cap Value Fund

For the fiscal year ended October 31, 2017

Table of Contents

1	A Letter to Shareholders

5	Investment Comparisons

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

10	Micro Cap Growth Fund

13	Micro Cap Value Fund

16	Statements of Assets and Liabilities

17	Statements of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

24	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Lord Abbett Micro Cap Growth Fund

For the fiscal year ended October 31, 2017, the Micro Cap Growth Fund returned 39.39%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,1 which returned 25.96% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 23.63% during the period while small cap stocks, as represented by the Russell 2000®

Index,3 were up 27.85%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 0.50% – 0.75%, and indicated that it was targeting

1

three rate hikes in 2017. The Fed followed with 0.25% rate hikes at its March and June meetings to a 1% – 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 3.1% from the third quarter of 2016 to the third quarter of 2017. Despite a litany of geopolitical and environmental events, U.S. and international markets continued their steady ascent throughout 2017, propelled by positive economic growth and sentiment.

The largest contributor to the Fund’s performance during the period, both absolute and relative to the benchmark, was security selection in the health care sector. Dynavax Technologies Co., a clinical-stage biopharmaceutical company that develops vaccines and therapeutics, contributed during the period. Shares of the biopharmaceutical company surged as investors believed it was highly likely that the Federal Drug Administration would approve Heplisav, Dynavax’s vaccination for the Hepatitis B infection. The Fund’s position in Clovis Oncology, Inc., an oncological pharmaceutical company, also contributed [15]. Clovis Oncology’s strong performance was driven by impressive clinical trial data for its ovarian cancer drug, Rubraca.

In addition, the Fund’s holdings in the consumer discretionary sector contributed to relative performance. In particular, the Fund’s position in LGI Homes, Inc., a builder of housing developments, contributed. LGI’s share price jumped as strong new home closings in May and better-than-expected housing data for June drove shares higher.

The largest detractor from the Fund’s relative performance during the period was security selection in the financials sector. The Fund’s position in Greenhill & Co., Inc., an independent investment bank, detracted. Greenhill & Co.’s advisory revenues came in well below expectations during the first quarter 2017, as management attributed this to a lack of large deal closings and timing issues. An overall decline in transaction announcements was also a major headwind to Greenhill throughout the period. WisdomTree Investments, Inc., an asset management firm focused on exchange traded products, also detracted from relative performance. Shares of WisdomTree declined as competition among exchange traded products and pricing pressures from large scale exchange traded fund providers increased during the period.

The telecommunication services sector also detracted from the Fund’s relative performance during the period. The bidding war between Verizon and AT&T, and Verizon’s eventual acquisition of Straight Path Communications, Inc., had a disproportionate effect on the performance of the sector. The Fund did not own Straight Path Communications during the period.

Lord Abbett Micro Cap Value Fund

For the fiscal year ended October 31, 2017, the Fund returned 23.38%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Value Index,4 which returned 32.20% over the same period.

2

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 23.63% during the period while small cap stocks, as represented by the Russell 2000® Index,3 were up 27.85%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 0.50% – 0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with 0.25% rate hikes at its March and June meetings to a 1% – 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 3.1% from the third quarter of 2016 to the third quarter of 2017. Despite a litany of geopolitical and environmental events, U.S. and international markets continued their steady ascent throughout 2017, propelled by positive economic growth and sentiment.

Although the Fund exhibited strong absolute performance, security selection, particularly within the industrials sector, was the primary driver of relative underperformance during the period. Within the industrials sector, Textainer Group Holdings, Inc., a provider of management consulting services and manager of a container leasing program, detracted. The shipping industry faced headwinds after Hanjin, a South Korean company, filed for bankruptcy protection. Textainer was disproportionally affected compared to its peers, as it leased a large portion of its container fleet to the now defunct Hanjin. Shares of Atkore International Group, Inc., a manufacturer of electrical raceway products, also detracted from the Fund’s relative performance. Atkore experienced increased raw material costs, as steel and copper prices increased significantly year-over-year.

The Fund’s underweight within the health care sector also detracted from relative performance during the period. Specifically, the Fund’s large underweight to the biotechnology and pharmaceutical industries, relative to the Russell Microcap® Value Index, detracted. Both industries generated strong absolute returns during the period, as regulatory and political pressures subsided.

Conversely, security selection in the financials and materials sectors were the main contributors to the Fund’s relative performance during the period. Within the financials sector, shares of FB Financial Corp., which operates as a bank holding company for First Bank, soared as it announced the acquisition of two Tennessee-based banks: Clayton Bank & Trust and American City Bank. The acquisitions eventually helped drive FB Financial’s third quarter 2017 net interest margin incrementally higher. First Merchants Corp., a financials holding company, also contributed to relative performance. Shares of First Merchants Corp. appreciated as investors continued to

3

anticipate another rate hike by the Federal Reserve and the possibility of comprehensive tax reform policies being enacted.

Within the materials sector, shares of Chase Corp., a global manufacturer of tapes, laminates, sealants and coatings for high reliability application, contributed. In April, Roblon A/S announced its acquisition of the assets and activities of Chase

Corporation’s fiber optic cable components business, which drove Chase Corporation’s shares higher.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The Russell MicroCap® Growth Index measures the performance of those Russell Micro Cap companies with higher price-to-book ratios and higher forecasted growth values.

2    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3    The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

4    The Russell Microcap® Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

4

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	10 Years
Class A3	31.37%	18.52%	8.73%
Class I4	39.44%	19.96%	9.52%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75%

applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC required uniform method to compute such return.

4    Performance is at net asset value.

5

Micro Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Value Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	10 Years
Class A3	16.30%	13.87%	6.59%
Class I4	23.40%	15.24%	7.37%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC required uniform method to compute such return.

4    Performance is at net asset value.

6

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 through October 31, 2017).

Actual Expenses

For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/17 – 10/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/17	10/31/17	5/1/17 - 10/31/17
Class A
Actual	$1,000.00	$1,210.10	$9.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.94	$8.34
Class I
Actual	$1,000.00	$1,210.30	$9.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.94	$8.34

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.64% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	13.42%
Consumer Staples	3.29%
Energy	2.16%
Financials	9.66%
Health Care	31.60%
Industrials	11.18%
Information Technology	23.31%
Materials	2.52%
Repurchase Agreement	2.86%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

8

Micro Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/17	10/31/17	5/1/17 - 10/31/17
Class A
Actual	$1,000.00	$1,054.00	$8.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.94	$8.34
Class I
Actual	$1,000.00	$1,054.30	$8.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.94	$8.34

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.64% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	10.90%
Consumer Staples	4.22%
Energy	4.22%
Financials	29.50%
Health Care	2.19%
Industrials	23.77%
Information Technology	9.13%
Materials	6.57%
Real Estate	2.13%
Utilities	6.09%
Repurchase Agreement	1.28%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.38%

Aerospace & Defense 0.93%
Aerovironment, Inc.*	27,107	$1,387

Air Freight & Logistics 1.84%
Air Transport Services Group, Inc.*	113,187	2,739

Auto Components 0.77%
Fox Factory Holding Corp.*	26,902	1,145

Banks 7.70%
Bridge Bancorp, Inc.	32,402	1,150
Bryn Mawr Bank Corp.	29,483	1,293
Byline Bancorp, Inc.*	95,670	1,918
CenterState Bank Corp.	120,364	3,207
Heritage Commerce Corp.	79,370	1,221
Live Oak Bancshares, Inc.	49,091	1,163
Pacific Premier Bancorp, Inc.*	37,701	1,523
Total		11,475

Beverages 2.08%
MGP Ingredients, Inc.	45,568	3,097

Biotechnology 19.30%
Acceleron Pharma, Inc.*	20,629	804
Achaogen, Inc.*	99,683	1,268
Ascendis Pharma A/S ADR*	61,379	2,086
Blueprint Medicines Corp.*	21,226	1,410
Calithera Biosciences, Inc.*	143,684	2,313
Deciphera Pharmaceuticals, Inc.*	65,741	1,261
Dynavax Technologies Corp.*	136,064	2,993
Epizyme, Inc.*	147,792	2,468
Esperion Therapeutics, Inc.*	56,049	2,564
Five Prime Therapeutics, Inc.*	34,491	1,547
Foundation Medicine, Inc.*	34,273	1,542
Global Blood Therapeutics, Inc.*	33,438	1,331
Immunomedics, Inc.*	245,986	2,637
Loxo Oncology, Inc.*	9,164	790
Investments	Shares	Fair Value (000)
Madrigal Pharmaceuticals, Inc.*	24,962	$1,248
Repligen Corp.*	16,309	607
Spark Therapeutics, Inc.*	8,525	690
Xencor, Inc.*	60,508	1,197
Total		28,756

Building Products 2.24%
Builders FirstSource, Inc.*	40,980	739
Patrick Industries, Inc.*	27,873	2,592
Total		3,331

Capital Markets 1.98%
Greenhill & Co., Inc.	29,797	545
Hamilton Lane, Inc. Class A	44,626	1,227
Piper Jaffray Cos.	16,142	1,180
Total		2,952

Chemicals 0.49%
Ferro Corp.*	30,665	730

Construction & Engineering 2.76%
NV5 Global, Inc.*	70,661	4,105

Construction Materials 1.17%
U.S. Concrete, Inc.*	22,264	1,741

Diversified Consumer Services 2.52%
Chegg, Inc.*	176,723	2,741
RISE Education Cayman Ltd. ADR*	72,185	1,021
Total		3,762

Electrical Equipment 1.61%
TPI Composites, Inc.*	95,625	2,395

Electronic Equipment, Instruments & Components 2.36%
Control4 Corp.*	81,416	2,398
Mesa Laboratories, Inc.	6,980	1,113
Total		3,511

10	See Notes to Financial Statements.

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2017

Investments	Shares	Fair Value (000)
Energy Equipment & Services 1.07%
Solaris Oilfield Infrastructure, Inc. Class A*	100,096	$1,598

Food & Staples Retailing 1.22%
Chefs’ Warehouse, Inc. (The)*	91,230	1,820

Health Care Equipment & Supplies 6.62%
AtriCure, Inc.*	72,688	1,559
Glaukos Corp.*	20,783	734
iRhythm Technologies, Inc.*	73,268	3,733
Sientra, Inc.*	92,792	1,360
Tactile Systems Technology, Inc.*	86,474	2,481
Total		9,867

Health Care Providers & Services 2.01%
PetIQ, Inc.*	89,166	2,145
Tivity Health, Inc.*	18,292	846
Total		2,991

Hotels, Restaurants & Leisure 0.99%
Del Taco Restaurants, Inc.*	116,675	1,481

Household Durables 5.92%
Cavco Industries, Inc.*	6,136	963
LGI Homes, Inc.*	63,854	3,852
SodaStream International Ltd. (Israel)*(a)	40,015	2,548
Universal Electronics, Inc.*	24,174	1,450
Total		8,813

Internet & Direct Marketing Retail 0.60%
Overstock.com, Inc.*	19,551	897

Internet Software & Services 11.96%
Alarm.com Holdings, Inc.*	16,096	751
Alteryx, Inc. Class A*	74,178	1,676
Appfolio, Inc. Class A*	23,965	1,100
Apptio, Inc. Class A*	30,965	751
Care.com, Inc.*	223,565	3,436
CommerceHub, Inc. Series A*	47,045	1,050
Five9, Inc.*	147,517	3,722
Instructure, Inc.*	88,999	3,097
Investments	Shares	Fair Value (000)
Mimecast Ltd.*	54,218	$1,724
MongoDB, Inc.*	16,831	513
Total		17,820

Leisure Products 1.91%
Malibu Boats, Inc. Class A*	91,010	2,839

Life Sciences Tools & Services 0.55%
Pacific Biosciences of California, Inc.*	194,114	821

Machinery 1.84%
NN, Inc.	92,615	2,737

Metals & Mining 0.87%
Ryerson Holding Corp.*	146,743	1,291

Oil, Gas & Consumable Fuels 1.09%
GasLog Ltd. (Monaco)(a)	93,984	1,621

Pharmaceuticals 3.19%
Intersect ENT, Inc.*	87,846	2,605
MyoKardia, Inc.*	55,711	2,142
Total		4,747

Semiconductors & Semiconductor Equipment 2.20%
CEVA, Inc.*	50,962	2,462
Impinj, Inc.*	23,704	809
Total		3,271

Software 6.85%
8x8, Inc.*	45,200	603
Appian Corp.*	97,985	2,264
Everbridge, Inc.*	111,570	2,972
Materialise NV ADR*	68,753	1,068
Talend SA ADR*	79,690	3,300
Total		10,207

Specialty Retail 0.74%
At Home Group, Inc.*	54,101	1,109
Total Common Stocks (cost $108,857,967)		145,056

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2017

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.87%

Repurchase Agreement
Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $4,360,000 of Federal Home Loan Banks at 1.25% due 1/16/2019; value: $4,361,801; proceeds: $4,275,405 (cost $4,275,390)	$4,275	$4,275
Total Investments in Securities 100.25% (cost $113,133,357)		149,331
Liabilities in Excess of Other Assets (0.25)%		(370)
Net Assets 100.00%		$148,961

ADR	American Depositary Receipt.

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$145,056	$–	$–	$145,056
Repurchase Agreement	–	4,275	–	4,275
Total	$145,056	$4,275	$–	$149,331

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.

12	See Notes to Financial Statements.

Schedule of Investments

MICRO CAP VALUE FUND October 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.09%

Auto Components 0.51%
Modine Manufacturing Co.*	34,257	$721

Banks 22.96%
Ameris Bancorp	55,025	2,636
Byline Bancorp, Inc.*	163,079	3,270
CenterState Bank Corp.	177,575	4,731
FB Financial Corp.*	148,937	6,087
First Merchants Corp.	107,621	4,628
National Commerce Corp.*	170,241	6,937
Seacoast Banking Corp. of Florida*	179,407	4,447
Total		32,736

Beverages 4.24%
Cott Corp. (Canada)(a)	402,730	6,041

Building Products 5.15%
Advanced Drainage Systems, Inc.	72,151	1,410
American Woodmark Corp.*	32,525	3,142
Gibraltar Industries, Inc.*	84,019	2,794
Total		7,346

Capital Markets 1.81%
Donnelley Financial Solutions, Inc.*	120,214	2,584

Chemicals 3.22%
Chase Corp.	38,600	4,584

Commercial Services & Supplies 1.90%
SP Plus Corp.*	70,084	2,716

Communications Equipment 1.06%
Plantronics, Inc.	33,160	1,504

Construction & Engineering 2.18%
Primoris Services Corp.	110,145	3,114

Consumer Finance 2.57%
EZCORP, Inc. Class A*	356,792	3,657
Investments	Shares	Fair Value (000)
Electrical Equipment 1.21%
AZZ, Inc.	36,000	$1,721

Electronic Equipment, Instruments & Components 6.32%
Orbotech Ltd. (Israel)*(a)	80,639	3,606
Vishay Precision Group, Inc.*	220,013	5,401
Total		9,007

Equity Real Estate Investment Trusts 0.99%
Physicians Realty Trust	81,599	1,418

Gas Utilities 2.88%
Chesapeake Utilities Corp.	51,000	4,108

Health Care Equipment & Supplies 1.22%
CONMED Corp.	33,252	1,736

Health Care Providers & Services 0.98%
Providence Service Corp. (The)*	25,091	1,395

Hotels, Restaurants & Leisure 4.15%
Denny’s Corp.*	272,676	3,564
El Pollo Loco Holdings, Inc.*	204,339	2,350
Total		5,914

Household Durables 1.15%
Ethan Allen Interiors, Inc.	55,289	1,645

Internet Software & Services 0.80%
Telaria, Inc.*	254,037	1,141

Machinery 5.27%
Columbus McKinnon Corp.	19,482	771
Federal Signal Corp.	187,841	4,010
Milacron Holdings Corp.*	151,876	2,726
Total		7,507

Media 2.73%
IMAX Corp. (Canada)*(a)	160,257	3,886

Metals & Mining 0.70%
TimkenSteel Corp.*	70,915	993

See Notes to Financial Statements.	13

Schedule of Investments (continued)

MICRO CAP VALUE FUND October 31, 2017

Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 4.23%
Carrizo Oil & Gas, Inc.*	77,382	$1,369
Centennial Resource Development, Inc. Class A*	154,481	3,002
Parsley Energy, Inc. Class A*	33,422	889
Rice Energy, Inc.*	27,275	773
Total		6,033

Paper & Forest Products 2.68%
Neenah Paper, Inc.	44,087	3,827

Professional Services 2.95%
ICF International, Inc.*	65,548	3,520
Mistras Group, Inc.*	32,844	690
Total		4,210

Real Estate Management & Development 1.14%
RE/MAX Holdings, Inc. Class A	24,500	1,629

Semiconductors & Semiconductor Equipment 0.99%
MaxLinear, Inc.*	57,942	1,418

Textiles, Apparel & Luxury Goods 2.41%
Oxford Industries, Inc.	53,175	3,435

Thrifts & Mortgage Finance 2.27%
OceanFirst Financial Corp.	116,368	3,229

Trading Companies & Distributors 5.19%
Lawson Products, Inc.*	180,276	4,534
Rush Enterprises, Inc. Class A*	56,300	2,859
Total		7,393

Water Utilities 3.23%
Connecticut Water Service, Inc.	74,300	4,608
Total Common Stocks (cost $103,047,244)		141,256
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.29%

Repurchase Agreement
Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $1,885,000 of Federal Home Loan Mortgage Corp. at 1.25% due 10/2/2019; value: $1,873,439; proceeds: $1,832,997 (cost $1,832,991)	$1,833	$1,833
Total Investments in Securities 100.38% (cost $104,880,235)		143,089
Liabilities in Excess of Other Assets (0.38)%		(539)
Net Assets 100.00%		$142,550

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

14	See Notes to Financial Statements.

Schedule of Investments (concluded)

MICRO CAP VALUE FUND October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$141,256	$–	$–	$141,256
Repurchase Agreement	–	1,833	–	1,833
Total	$141,256	$1,833	$–	$143,089

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.

See Notes to Financial Statements.	15

Statements of Assets and Liabilities

October 31, 2017

	Micro Cap Growth Fund	Micro Cap Value Fund
ASSETS:
Investments in securities, at cost	$113,133,357	$104,880,235
Investments in securities, at fair value	$149,331,471	$143,089,317
Receivables:
Investment securities sold	995,282	1,196,680
Capital shares sold	368,205	1,068
Interest and dividends	6,500	6,668
Prepaid expenses	8,346	16,233
Total assets	150,709,804	144,309,966
LIABILITIES:
Payables:
Investment securities purchased	1,481,152	1,505,493
Management fee	190,621	182,170
Trustees’ fees	19,418	20,973
Fund administration	5,083	4,858
Accrued expenses	52,197	46,051
Total liabilities	1,748,471	1,759,545
NET ASSETS	$148,961,333	$142,550,421
COMPOSITION OF NET ASSETS:
Paid-in capital	$94,784,115	$82,021,211
Accumulated net investment loss	(1,605,397)	(1,093,723)
Accumulated net realized gain on investments	19,584,501	23,413,851
Net unrealized appreciation on investments	36,198,114	38,209,082
Net Assets	$148,961,333	$142,550,421
Net assets by class:
Class A Shares	$9,892,934	$6,698,194
Class I Shares	$139,068,399	$135,852,227
Outstanding shares by class (unlimited number of authorized shares of beneficial interest)
Class A Shares	541,688	191,810
Class I Shares	7,022,427	3,719,106
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$18.26	$34.92
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$19.37	$37.05
Class I Shares-Net asset value	$19.80	$36.53

16	See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2017

	Micro Cap Growth Fund	Micro Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $0 and $10,648, respectively)	$458,102	$1,226,921
Interest	1,502	2,952
Total investment income	459,604	1,229,873
Expenses:
Management fee	2,197,776	2,143,323
Fund administration	58,607	57,155
Professional	46,978	47,178
Registration	36,510	36,510
Subsidy (See Note 3)	34,244	36,077
Shareholder servicing	27,675	21,116
Custody	16,210	8,014
Reports to shareholders	10,987	10,552
Trustees’ fees	4,618	4,500
Other	16,809	15,600
Gross expenses	2,450,414	2,380,025
Expense reductions (See Note 8)	(273)	(243)
Net expenses	2,450,141	2,379,782
Net investment loss	(1,990,537)	(1,149,909)
Net realized and unrealized gain:
Net realized gain on investments	34,042,439	24,577,437
Net change in unrealized appreciation on investments	16,745,417	7,536,867
Net realized and unrealized gain	50,787,856	32,114,304
Net Increase in Net Assets Resulting From Operations	$48,797,319	$30,964,395

See Notes to Financial Statements.	17

Statements of Changes in Net Assets

	Micro Cap Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment loss	$(1,990,537)	$(2,194,140)
Net realized gain (loss) on investments	34,042,439	(8,433,042)
Net change in unrealized appreciation on investments	16,745,417	10,862,323
Net increase in net assets resulting from operations	48,797,319	235,141
Distributions to shareholders from:
Net realized gain
Class A	–	(1,849,104)
Class I	–	(25,030,822)
Total distributions to shareholders	–	(26,879,926)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	3,753,376	16,014,661
Reinvestment of distributions	–	24,413,579
Cost of shares reacquired	(44,117,410)	(22,671,609)
Net increase (decrease) in net assets resulting from capital share transactions	(40,364,034)	17,756,631
Net increase (decrease) in net assets	8,433,285	(8,888,154)
NET ASSETS:
Beginning of year	$140,528,048	$149,416,202
End of year	$148,961,333	$140,528,048
Accumulated net investment loss	$(1,605,397)	$(1,884,795)

18	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Micro Cap Value Fund
	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2017	October 31, 2016
Operations:
Net investment loss	$(1,149,909)	$(1,047,902)
Net realized gain on investments	24,577,437	25,081,519
Net change in unrealized appreciation/depreciation on investments	7,536,867	(10,270,838)
Net increase in net assets resulting from operations	30,964,395	13,762,779
Distributions to shareholders from:
Net realized gain
Class A	(1,086,361)	(408,358)
Class I	(22,696,813)	(3,480,090)
Total distributions to shareholders	(23,783,174)	(3,888,448)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	3,325,605	2,300,457
Reinvestment of distributions	22,147,858	3,680,664
Cost of shares reacquired	(31,457,029)	(44,750,858)
Net decrease in net assets resulting from capital share transactions	(5,983,566)	(38,769,737)
Net increase (decrease) in net assets	1,197,655	(28,895,406)
NET ASSETS:
Beginning of year	$141,352,766	$170,248,172
End of year	$142,550,421	$141,352,766
Accumulated net investment loss	$(1,093,723)	$(1,073,224)

See Notes to Financial Statements.	19

Financial Highlights

MICRO CAP GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2017	$13.09	$(0.21)	$5.38	$5.17	$–	$18.26
10/31/2016	16.33	(0.19)	0.15	(0.04)	(3.20)	13.09
10/31/2015	18.56	(0.30)	0.42	0.12	(2.35)	16.33
10/31/2014	22.57	(0.28)	2.27	1.99	(6.00)	18.56
10/31/2013	14.03	(0.29)	8.94	8.65	(0.11)	22.57

Class I
10/31/2017	14.20	(0.23)	5.83	5.60	–	19.80
10/31/2016	17.45	(0.21)	0.16	(0.05)	(3.20)	14.20
10/31/2015	19.67	(0.32)	0.45	0.13	(2.35)	17.45
10/31/2014	23.57	(0.29)	2.39	2.10	(6.00)	19.67
10/31/2013	14.64	(0.29)	9.33	9.04	(0.11)	23.57

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

	Ratios to Average Net Assets:		Supplemental Data:

Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

39.39	1.67	(1.36)	$9,893	105
(1.30)	1.81	(1.52)	7,416	161
0.65	1.80	(1.64)	13,280	203
10.57	1.78	(1.50)	12,881	208
62.14	1.85	(1.64)	11,220	198

39.44	1.67	(1.36)	139,068	105
(1.39)	1.81	(1.52)	133,112	161
0.71	1.80	(1.63)	136,136	203
10.58	1.78	(1.50)	156,657	208
62.22	1.81	(1.60)	140,967	198

See Notes to Financial Statements.	21

Financial Highlights

MICRO CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment loss(a)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2017	$33.65	$(0.27)	$7.56	$7.29	$–	$(6.02)	$(6.02)
10/31/2016	31.34	(0.22)	3.27	3.05	–	(0.74)	(0.74)
10/31/2015	34.19	(0.26)	1.00	0.74	–	(3.59)	(3.59)
10/31/2014	34.74	(0.23)	3.84	3.61	–	(4.16)	(4.16)
10/31/2013	26.52	(0.10)	8.32	8.22	–	–	–

Class I
10/31/2017	34.95	(0.28)	7.88	7.60	–	(6.02)	(6.02)
10/31/2016	32.52	(0.23)	3.40	3.17	–	(0.74)	(0.74)
10/31/2015	35.34	(0.27)	1.04	0.77	–	(3.59)	(3.59)
10/31/2014	35.77	(0.26)	3.99	3.73	–	(4.16)	(4.16)
10/31/2013	27.32	(0.09)	8.56	8.47	(0.02)	–	(0.02)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$34.92	23.38	1.66	(0.81)	$6,698	48
33.65	10.00	1.80	(0.71)	6,083	52
31.34	2.79	1.79	(0.86)	17,198	70
34.19	11.16	1.76	(0.68)	20,028	60
34.74	31.00	1.82	(0.34)	32,010	74

36.53	23.40	1.66	(0.80)	135,852	48
34.95	9.97	1.80	(0.72)	135,269	52
32.52	2.81	1.79	(0.86)	153,050	70
35.34	11.18	1.77	(0.74)	146,813	60
35.77	31.02	1.78	(0.29)	128,093	74

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of ten funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares and Lord Abbett Micro-Cap Value Fund (“Micro Cap Value Fund”), Class A and I shares. The investment objective of both Micro Cap Growth Fund and Micro Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by

24

Notes to Financial Statements (continued)

the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2014 through October 31, 2017. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Funds are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(f)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used

25

Notes to Financial Statements (continued)

to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments as of October 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of 1.50%, which was each Fund’s annualized effective management fee rate for the fiscal year ended October 31, 2017.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act under which the Board may authorize the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. During the fiscal year ended October 31, 2017, the Board did not authorize such Class A 12b-1 fees.

26

Notes to Financial Statements (continued)

Class I shares do not have a distribution plan.

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

Other Related Parties

Each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”) of the Trust, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees, and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliate on each Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with Fund of Funds managed by Lord Abbett. As a result, each Fund of Funds will bear its expenses fully and each of the Underlying Funds will no longer pay a portion of Fund of Funds expenses.

As of October 31, 2017, the percentages of Micro Cap Growth Fund’s and Micro Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund were 74.77% and 78.79%, respectively.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually for each fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	Micro Cap Growth Fund		Micro Cap Value Fund
	Year Ended 10/31/2017	Year Ended 10/31/2016	Year Ended 10/31/2017	Year Ended 10/31/2016
Distributions paid from:
Ordinary income	$–	$6,650,591	$1,862,576	$–
Net long-term capital gains	–	20,229,335	21,920,598	3,888,448
Total distributions paid	$–	$26,879,926	$23,783,174	$3,888,448

Subsequent to the Funds’ fiscal year ended October 31, 2017, year-end distributions were paid. The approximate amounts were as follows:

	Short-Term Capital Gain	Long-Term Capital Gain	Record Date	Ex-Date
Micro Cap Growth Fund	$1,220,000	$19,199,000	November 20, 2017	November 21, 2017
Micro Cap Value Fund	2,489,000	21,103,000	November 20, 2017	November 21, 2017

27

Notes to Financial Statements (continued)

As of October 31, 2017, the components of accumulated losses on a tax-basis were as follows:

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Undistributed ordinary income – net	$1,218,924	$2,488,442
Undistributed long-term capital gains	19,197,823	21,102,484
Total undistributed earnings	20,416,747	23,590,926
Temporary differences	(1,605,397)	(1,093,723)
Unrealized gains – net	35,365,868	38,032,007
Total accumulated gains – net	$54,177,218	$60,529,210

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Each Fund incurred and will elect to defer late-year ordinary losses during fiscal 2017 as follows:

Micro Cap Growth Fund	$1,585,979
Micro Cap Value Fund	1,072,750

As of October 31, 2017, the aggregate unrealized security gains and losses based on investments and other financial instruments for U.S. federal income tax purposes were as follows:

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Tax cost	$113,965,603	$105,057,310
Gross unrealized gain	38,928,695	38,898,838
Gross unrealized loss	(3,562,827)	(866,831)
Net unrealized security gain	$35,365,868	$38,032,007

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended October 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Accumulated	Accumulated
	Net Investment	Net Realized	Paid-in
	Loss	Gain	Capital
Micro Cap Growth Fund	$2,269,935	$(2,268,153)	$(1,782)
Micro Cap Value Fund	1,129,410	(1,129,410)	–

The permanent differences are primarily attributable to the tax treatment of net operating losses, certain securities and tax paid.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2017 were as follows:

	Purchases	Sales
Micro Cap Growth Fund	$151,782,658	$195,846,938
Micro Cap Value Fund	67,734,381	94,781,806

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2017.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule

28

Notes to Financial Statements (continued)

17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2017, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss)
Micro Cap Growth Fund	$175,595	$2,982,446	$1,157,944
Micro Cap Value Fund	–	149,550	(7,342)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

			Micro Cap Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$4,275,390	$–	$4,275,390
Total	$4,275,390	$–	$4,275,390

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$4,275,390	$–	$–	$(4,275,390)	$–
Total	$4,275,390	$–	$–	$(4,275,390)	$–

			Micro Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$1,832,991	$–	$1,832,991
Total	$1,832,991	$–	$1,832,991

29

Notes to Financial Statements (continued)

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,832,991	$–	$–	$(1,832,991)	$–
Total	$1,832,991	$–	$–	$(1,832,991)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2017.

7.	TRUSTEES’ REMUNERATION

The Trust’s officers and two Trustees, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

9.	LINE OF CREDIT

Effective August 28, 2017, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended October 31, 2017, the Funds did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and

30

Notes to Financial Statements (continued)

conditions. During the fiscal year ended October 31, 2017, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s NAV.

12.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment in each Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. Micro-cap companies also may fall out of favor relative to larger companies in certain market cycles. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. In the case of Micro Cap Value Fund, the prices of value stocks in which it generally invests may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Moreover, different investment styles, such as growth or value investing, may shift in and out of favor over time, depending on market and economic conditions, as well as investor sentiment.

These factors can affect each Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Micro Cap Growth Fund		October 31, 2017		October 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,098	$104,579	11,701	$147,277
Reinvestment of distributions	–	–	132,838	1,849,104
Shares reacquired	(31,782)	(486,592)	(391,612)	(5,836,444)
Decrease	(24,684)	$(382,013)	(247,073)	$(3,840,063)

Class I Shares
Shares sold	221,174	$3,648,797	1,239,003	$15,867,384
Reinvestment of distributions	–	–	1,495,326	22,564,475
Shares reacquired	(2,573,410)	(43,630,818)	(1,162,677)	(16,835,165)
Increase (decrease)	(2,352,236)	$(39,982,021)	1,571,652	$21,596,694

		Year Ended		Year Ended
Micro Cap Value Fund		October 31, 2017		October 31, 2016
Shares sold	4,007	$134,354	4,665	$148,933
Reinvestment of distributions	34,072	1,086,208	12,602	388,270
Shares reacquired	(27,071)	(893,238)	(385,285)	(11,863,165)
Increase (decrease)	11,008	$327,324	(368,018)	$(11,325,962)

31

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Micro Cap Value Fund		October 31, 2017		October 31, 2016
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	94,182	$3,191,251	65,171	$2,151,524
Reinvestment of distributions	631,534	21,061,650	102,887	3,292,394
Shares reacquired	(877,082)	(30,563,791)	(1,004,290)	(32,887,693)
Decrease	(151,366)	$(6,310,890)	(836,232)	$(27,443,775)

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and Shareholders of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund, two of the ten portfolios constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund of the Lord Abbett Securities Trust as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 21, 2017

33

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (1997 – 2012); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

34

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

35

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Trust	Position	During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Yarek Aranowicz (1963)	Executive Vice President	Elected in 2017	Partner and Director of Global Equity Research, joined Lord Abbett in 2003.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Partner and Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012 – 2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985 – 2012).

36

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Trust	Position	During the Past Five Years
Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2016	Portfolio Manager, joined Lord Abbett in 2011.

Matthew R. DeCicco (1977)	Vice President	Elected in 2015	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

37

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Trust	Position	During the Past Five Years
Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

38

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

69% of the ordinary income distributions paid by Micro Cap Value Fund during the fiscal year ended October 31, 2017 is qualified dividend income. For corporate shareholders, 66% of Micro Cap Value Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid by Micro Cap Value Fund during the fiscal year ended October 31, 2017, the following amounts represent short-term capital gains and long-term capital gains:

Fund Name	Short-term capital gains	Long-term capital gains
Micro Cap Value Fund	$1,862,576	$21,920,598

39

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Securities Trust

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Micro-Cap Growth Fund Lord Abbett Micro-Cap Value Fund	LAMCVF-2 (12/17)

Item 2:		Code of Ethics.

	(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2017 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

	(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:		Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:		Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2017 and 2016 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2017	2016
Audit Fees {a}	$410,600	$384,200
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	410,600	384,200

Tax Fees {b}	95,458	83,408
All Other Fees	- 0 -	- 0 -

Total Fees	$506,058	$467,608

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2017 and 2016 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees {a}	$201,416	$195,230

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:		Controls and Procedures.

	(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:		Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 21, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 21, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 21, 2017